Exhibit 10.52

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*****]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

[Translation for information purposes only]

REVOLVING CREDIT LINE AGREEMENT

REVOLVING CREDIT LINE AGREEMENT (THE “AGREEMENT”) DATED JULY 27, 2011, ENTERED INTO BY AND BETWEEN DEUTSCHE BANK MÉXICO, S.A., INSTITUCIÓN DE BANCA MÚLTIPLE, DIVISIÓN FIDUCIARIA, ACTING SOLELY AS TRUSTEE OF TRUST NUMBER F/1498, REPRESENTED HEREIN BY CARLOS JÁUREGUI BALTAZAR (HEREINFATER THE “BORROWER”); BANCO SANTANDER (MEXICO), S.A., INSTITUCIÓN DE BANCA MÚTLIPLE, GRUPO FINANCIERO SANTANDER, (“SANTANDER”, OR THE “ADMINISTRATIVE AGENT”) REPRESENTED HEREIN BY MAURICIO REBOLLEDO FERNÁNDEZ AND OSVALDO RANCÉ CACHAFEIRO, AS LENDER AND ADMINISTRATIVE AGENT AND BANCO NACIONAL DE COMERCIO EXTERIOR, S.N.C. (“BANCOMEXT”), REPRESENTED HEREIN BY EDUARDO MUÑIZ JUÁREZ AND RICARDO RAMOS SAN MARTÍN, AS LENDER (HEREINAFTER SANTANDER AND BANCOMEXT MAY BE REFFERRED TO COLLECTIVELY AS THE “BANKS”, OR INDIVIDUALLY AS, APPLICABLE, THE “BANK”); AND CONTROLADORA VUELA COMPAÑÍA DE AVIACIÓN, S.A.P.I. DE C.V., REPRESENTED HEREIN BY FERNANDO SUÁREZ GERARD (HEREINAFTER REFERRED TO AS “CONTROLADORA”) AND CONCESIONARIA VUELA COMPAÑÍA DE AVIACIÓN, S.A.P.I. DE C.V., REPRESENTED HEREIN BY FERNANDO SUÁREZ GERARD (HEREINAFTER “CONCESIONARIA”, HEREINAFTER, CONTROLADORA AND CONCESIONARIA, MAY BE REFERRED TO, INDIVIDUALLY, EACH A “JOINT OBLIGOR”, AND JOINTLY THE “JOINT OBLIGORS”), PURSUANT TO THE FOLLOWING RECITALS, REPRESENTATIONS, DEFINITIONS AND CLAUSES:

RECITALS

I. On October 28, 2005, Controladora, as the original purchaser (the “Original Purchaser” named the original purchaser in the Original Purchase Agreement), and Airbus S.A.S. (“Airbus”) as seller (the “Seller”, named seller, in the Original Purchase Agreement) entered into an aircraft purchase agreement (named Purchase Agreement “Original Purchase Agreement”), pursuant to which, in accordance with the terms and conditions set forth therein, Airbus agreed to sell and Controladora agreed to purchase and receive, among others, seven (7) Airbus aircraft, model A320 identified with rank numbers from 24 (twenty four) to 30 (thirty), along with its engines, manuals and technical documents related to each of them (the “Financed Aircraft”, named as the Financed Aircraft in the Step-In Agreement referred in recital VI of this Agreement), as described with more detail in the Original Purchase Agreement which, together with other aircraft, were the object of the Original Purchase Agreement.

II. On July 27, 2011, Controladora as trustor, and Deutsche Bank México, S.A., Institución de Banca Múltiple, División Fiduciaria, as the trustee, entered into an irrevocable trust agreement identified with number F/1497, (the “Trust PDP Santander/Bancomext 1”), for the purpose stated in such document.

III. On July 27, 2011, once the Trust PDP Santander/Bancomext 1 has been executed, Controladora, the trustee of the Trust PDP Santander/Bancomext 1, as the immediate purchaser, and Airbus, entered into an Aircraft Purchase Agreement Novation with respect to the Financed Aircraft (defined in the Step-In Agreement as the “First PA Novation”) in order to partially novate and amend the terms of such Original Purchase Agreement (defined in the Step-In Agreement as the First Novated Purchase Agreement) (hereinafter, as may be amended, supplemented or novated from time to time, the “First Novated Purchase Agreement”). Pursuant to the terms and subject to the conditions set forth in the First Novated Purchase Agreement, Airbus agreed to sell and the Trustee of the Trust PDP Santander/Bancomext 1 agreed to purchase and to receive the Financed Aircraft, pursuant to the First Novated Purchase Agreement, which would become part of the Trust PDP Santander/Bancomext 1 assets in trust.

IV. On July 27, 2011, in accordance with the instructions and powers granted in favor of the Trustee of the Trust PDP Santander/Bancomext 1, such Trustee, as Trustor and acting exclusively as trustee under said Trust PDP Santander/Bancomext 1, entered into, with Deutsche Bank México, S.A., Institución de Banca Múltiple, División Fiduciaria, as trustee, the irrevocable Administration trust number F/1498 (the “Trust PDP Santander/Bancomext 2), for the purpose set forth therein.

V. On July 27, 2011, in accordance with the instructions and powers granted in favor of the trustee of the Trust PDP Santander/Bancomext 1 and of the trustee of the Trust PDP Santander/Bancomext 2, them and Airbus, entered into an Aircraft Purchase Agreement Novation with respect to the Financed Aircraft (defined on the Step-In Agreement as the Second PA Novation) (the “Second PA Novation”), to partially novate and amend the terms of such First Novated Purchase Agreement (defined in the Step-In Agreement as Second Novated Purchase Agreement (hereinafter, as may be amended, supplemented or novated from time to time, the “Second Novated Purchase Agreement” and together with the Purchase Agreement and the First Novation, the “Novated Purchase Agreement”), as well as to assign all rights and obligations part of the assets in trust of the Trust PDP Santander/Bancomext 1 estate in favor of the assets in trust of the Trusr PDP Santander/Bancomext 2, for the purposes set forth in the applicable agreement and in order to set forth the terms and conditions under which Airbus agreed to sell and the Trustee of the Trust PDP Santander/Bancomext 2 agreed to acquire and receive the Financed Aircraft in accordance with the Second Novated Purchase Agreement, in order to become a part of the assets in trust of the Trust PDP Santander/Bancomext 2.

VI. On July 27, 2011, Deutsche Bank México, S.A., Institución de Banca Múltiple, División Fiduciaria, acting as trustee of the Trust PDP Santander/Bancomext 2, Santander, as the Administrative Agent, Airbus and Controladora, entered into a Step-In Agreement (the “Step-In Agreement”), in order to, in certain cases, grant and acknowledge certain rights in favor of the Banks pursuant to the Second Novated Purchase Agreement.

VII. By virtue of the execution of Trust PDP Santander/Bancomext 2, in accordance with the instructions and powers granted in favor of its Trustee, as well as in accordance with the purpose set forth therein, the Fiduciary of the Trust PDP Santander/Bancomext 2 is empowered to enter into this Agreement in order for the Trust PDP Santander/Bancomext 2 obtains financing in the terms and subject to the conditions set forth in this Agreement.

REPRESENTATIONS

I. Santander represents, through its representatives, that:

a. It is a corporation duly organized in accordance with the laws of Mexico, authorized by the Ministry of Finance and Public Credit (Secretaría de Hacienda y Crédito Público) to act as a Multiple Lendering Institution.

b. Its legal representatives have sufficient power and authority necessary to execute this Agreement, which has not been revoked or limited in any manner whatsoever, evidencing such authority as well as the authority of its represented by means of the documents that are hereby transcribed on the Section of Personality of this Agreement.

II. Bancomext represents, through its representatives, that:

a. It is a national corporation duly organized in accordance with the Organic Law of the External Commerce National Bank (Ley Orgánica del Banco Nacional de Comercio Exterior), published in the official gazette on January 20, 1986.

b. Its legal representatives have sufficient power and authority to execute this Agreement, which has not been revoked or limited in any manner whatsoever, evidencing such authority as well as the authority of the Lender by means of the documents that are hereby transcribed on the Section of Personality of this Agreement.

III. The Borrower represents, through its representatives, that:

a. It is a trust duly created and validly existing in accordance with the laws of Mexico.

b. Its trustee officer has sufficient power and authority to execute this Agreement, which have not been revoked, limited or modified whatsoever.

c. On July 27, 2011, in accordance with the instructions given and powers granted in favor of the trustee of the Trust PDP Santander/Bancomext 1, it executed with the Trustee of the Trust PDP Santander/Bancomext 2, as trustee, the Trust PDP Santander/Bancomext 2.

d. Pursuant to the above, this Agreement is entered into by the Trustee not in its individual capacity but solely as Trustee of the Trust PDP Santander/Bancomext 2, in accordance with its terms, in compliance with the purposes thereof and in exercise of the powers and authority that were granted as Trustee. The representations and commitments in accordance with this Agreement should not be construed as representations and commitments made individually by the Trustee, nor do they have the purpose or the intention to bind the Trustee personally, but they are made and intended to bind only the assets in trust of the Trust PDP Santander/Bancomext 2.

e. By affecting in trust to the Trust PDP Santander/Bancomext 2 mentioned in the paragraph above, the Trustee of the Trust PDP Santander/Bancomext 1 acting as Trustor will transfer to the assets in said Trust PDP Santander/Bancomext 2, among other things, the property following rights and assets: (i) all the rights and obligations under the Original Purchase Agreement on the Financed Aircraft, as may have been amended pursuant to the First Novation and Second Novation; (ii) the property to the Financed Aircraft, once such aircraft have been delivered by Airbus pursuant to the provisions set forth in the Second Novated Purchase Agreement; (iii) the exclusive property to the interest reserve account as provided herein; (iv) the property upon any net resources received by the Trust PDP Santander/Bancomext 2 estate, whether they are distributions, capital contributions, proceeds obtained from financing or from investments of liquid assets forming part of the assets in trust in the Trust PDP Santander/Bancomext 2; (v) the product or products substituting any of the assets in trust in the Trust PDP Santander/Bancomext 2; and (vi) any other rights or assets forming part of the assets in trust in the Trust PDP Santander/Bancomext 2 (the “Assets in Trust PDP Santander/Bancomext 2”), representing herein, that on the date of execution of this Agreement, said Assets in Trust PDP Santander/Bancomext 2 have not been modified in any way, as well as that the Agreements assigned as part of such assets in trust are in full force and effect.

f. The obligations in accordance with the Operative Documents are legal, valid, binding and enforceable.

g. The execution and fulfillment of the operations referenced in this Agreement or in the Operative Documents of which it is a part of, are not and will not be in any conflict with (i) any applicable law or regulation, (ii) the Trust PDP Santander/Bancomext 2 or (iii) any agreement or instrument to which the Borrower or its assets is subject to.

h. It doesn’t require any authorization or that may be advisable to obtain in order to fulfill its obligations under this Agreement and in accordance with any of the Operative Documents of which it is a part of.

i. It is not required to carry out any process to formalize the agreement of the parties in accordance with this agreement and in accordance with the Operative Documents to which it is or will be a part of n such date and none of the documents requires registry in any court or government office in Mexico nor is it required to pay any tax under any of the Operative Documents of which it is or will be a part of, in order to formalize them and perfect the rights and obligations of the parties under them, as well to be enforceable among the executing parties.

k. It has carried out the on time payment of all taxes of the Borrower and/or its assets and there is no tax pending to be paid by it; it has carried out the presentation of its tax returns and there is no delay in them.

l. In addition to the operations and documents set forth in this Agreement, it has not entered into any operation or business or carried out any activity except for those expressly allowed by this Agreement, and has not entered into any agreement that is not a part of the Operative Documents.

m. The execution of and fulfillment of the obligations under the Operative Documents will not result or reasonably be expected to result in an Event of Default under this Agreement.

n. Its obligations in accordance with the Operative Documents of which it is or will be a part of, are and have the same preference in payment (pari passu) with respect to the rest of its non-guaranteed non-subordinated obligations acquired with third parties, except by those set forth in applicable law.

o. There is no and to its knowledge no litigation, arbitration or proceeding has initiated before any tribunal or court against the Borrower.

p. It has no right to claim in its favor or in favor of its assets, any immunity of jurisdiction right, execution, embargo, enforceability or other legal process with respect to nay procedure carried out in accordance with this Agreement or the Operative Documents.

IV. Each of the Joint Obligors represents, through its representative, that:

a. It is a corporation (sociedad anónima promotora de inversion de capital variable) duly organized and validly existing in accordance with the laws of Mexico.

b. Its representative has the power and authority to execute this Agreement in accordance with the special powers granted to them for such effects, which have not been revoked, modified or limited in any manner whatsoever.

c. The execution and fulfillment of this Agreement is authorized under its charter and the execution and compliance with the obligations set forth herein have been duly authorized by all relevant corporate bodies, and do not violate: (i) its current corporate bylaws or (ii) any law, regulation or executive order binding for Controladora or Concesionaria or (iii) any agreement, amendment or instrument binding Controladora or Concesionaria or its assets.

d. It doesn’t require authorization or registration from or before any governmental authority or governing body to execute, deliver, and fulfill, by Controladora and Concesionaria, with this Agreement.

e. This Agreement and the Trust PDP Santander/Bancomext 1 constitute valid, enforceable, and binding obligations of Controladora and Concesionaria, respectively, enforceable against them in accordance with its terms.

f. There is no pending, or to the best of Controladora and Concesionaria’s knowledge, there is no proceeding before any court, whether judicial, administrative or arbitral, including, without limitation, in environmental, fiscal or labor law that may result in a Material Adverse Change pr affect the fulfillment of its obligations under this Agreement.

g. On October 28, 2005, Controladora entered into the Original Purchase Agreement.

h. On July 27, 2011, Controladora, acting as the trustor, and Deutsche Bank México, S.A., Institución de Banca Múltiple, División Fiduciaria, acting as trustee, entered into the Trust PDP Santander/Bancomext 1.

i. They have requested Santander and Bancomext to establish and grant in favor of the Borrower a revolving line of credit of up to a principal amount that will not exceed the amount set forth in the First clause, which shall be made available to the Borrower in different disbursements during the Availability Period, regarding each Aircraft, as set forth in Annex I of this Agreement.

j. No Event of Default has occurred, nor has any condition on on or before the date of this Agreement, or on the date of execution of the Trust PDP Santander/Bancomext 1 that has or could have a Material Adverse Change on its business, assets, liabilities, or financial situation or of any other nature of Controladora and/or Concesionaria, that could affect the results of its operations, business or projects of Controladora and/or Concesionaria or that may restrict or impede Controladora and Concesionaria to fulfill its obligations under this Agreement and the Trust PDP Santander/Bancomext 1, as applicable.

k. There has not occurred an Event of Default or any condition of any party under the Original Purchase Agreement, the First Novation or the Step-In Agreement that may affect the Financed Aircraft, nor has there been any amendment to the First Novation that may result in a Material Adverse Change under this Agreement.

l. It acknowledges and accepts the following: (i) the accuracy and authenticity of the representations under the Trust PDP Santander/Bancomext 1; (ii) the validity and enforceability of this Agreement, the Original Purchase Agreement and the Trust PDP Santander/Bancomext 1 as well as the obligations of Controladora and Concesionaria, as applicable, thereunder (iii) the validity, legal effect and enforceability of the Step-In

Agreement and the First Novation, as well as the novation under such agreement of the rights and obligations of the Original Purchase Agreement, and recognizes it didn’t reserve any enforceable rights that may modify the terms under such agreements, (iv) that the Step-in Agreement and the Original Purchase Agreement contain substantially the same terms, conditions and obligations with respect to the Financed Aircraft (including without limitation, with respect to: the terms and conditions related to the delivery of the Financed Aircraft, delivery dates, price of the Financed Aircraft, escalation formulas and additional costs, technical specifications, covenants, penalties, etc.) and (v) there are no obligations of the Borrower pursuant to the First Novation or the Second Novation that have a consequence that the Borrower must fulfill with obligations covenants substantially more burdensome than those set forth in the Original Purchase Agreement.

m. This Agreement and Operative Documents entered into in connection thereof, once executed, shall constitute legal and valid obligations of the Joint Obligor, enforceable against the Borrower and each Joint Obligor in accordance with its terms subject to the laws of Mexico regarding concursos mercantiles, bankruptcy or that may limit the rights creditors in general.

n. All of its tax returns (regarding any period) of each Joint Obligor and those of its subsidiaries (as such term is defined herein) that in accordance with the applicable legislation ought to and have been filed, and all taxes, rights, and other contributions in connection with their incomes, sales or assets of which the Joint Obligors and any of their subsidiaries should be aware of or should be withheld have been withheld, except for those that have been contested in good faith and are pending resolution by a competent authority.

o. It is in compliance with all laws, regulations, statutes, orders, decrees and other precepts applicable, as well as all restrictions applicable, imposed by any governmental authority, except for those which fulfillment is not, or may not reasonably be expected to, individually or jointly, have a Material Adverse Change (as defined herein) in its business, rights, assets or financial situation, or that in any other form may affect the validity and enforceability of this Agreement.

p. Its consolidated financial statements, where applicable, and audited to December 31, 2010 and its consolidated financial statements, where applicable, interim to March 31, 2011, copy of which have been delivered to the Banks, reflect correctly, sufficiently and reasonably its consolidated financial situation to such dates, and they have been prepared in accordance with the accounting principles applicable to them, applied constantly, and to the date of this Agreement, there has not occurred a Material Adverse Effect in the financial situation, operations, projects of each Joint Obligor regarding the financial situation reflected in such financial statements.

q. It is Solvent.

r. Its payment obligations under this Agreement constitute direct and unconditional obligations and except for the specified guarantees granted herein, they have and will have at least the same legal treatment and rights (pari passu) with respect to all other unsecured, unsubordinated debt present or future (except for preferred payment obligations in accordance with applicable law).

s. On the date hereof, neither the Joint Obligors or its subsidiaries, if any, is in default with respect to any debt, or any agreement whatsoever to which they are a party to or that obligates them, and that such default results or may be reasonably expected to result in a Material Adverse Change upon each Joint Obligor or its subsidiaries, if any.

t. The Joint Obligors and each of its subsidiaries (i) has good title to all property material to its business, (ii) has all necessary federal or local licenses, certificates, and authorizations in order to run business and to undertake any action in connection with its property as they are now being operated, and (iii) has insurance from reputable insurance companies, up to the amounts and with risk coverage for each Joint Obligor and in accordance with the industry business for similar companies with similar assets in same or similar business areas in which each of the Joint Obligors or its subsidiaries operate.

u. Both the Joint Obligors and any subsidiaries that have employees, have entered into collective bargaining agreements, which are in full force and have been fully complied with, and to this date and to the best of its knowledge there are no collective labor claims, to date, that threaten either of Joint Obligors or any of its subsidiaries.

v. Both the Joint Obligors and its subsidiaries, are in compliance with social security, worker housing, and retirement regulations, and similar provisions, and none of them have debts with any governmental authority whatsoever or with their workers in such matters, except for those that have been contested in good faith and that are pending resolution from the competent authorities.

w. All outstanding capital stock shares have been validly issued and fully paid, and there are no rights over such shares in favor of any person other than the shareholders.

x. Except for the loan agreements entered into International Finance Corporation, Banco Inbursa, S.A., Institución de Banca Múltiple, Grupo Financiero Inbursa and Pasprot, S.A. de C.V., there is no agreement in which the Joint Obligors or any of its subsidiaries are a party to, that directly or indirectly limits or restricts, or that imposes any condition regarding, the returns, dividend payments, or other contributions in connection with any class of shares of any subsidiary of either of the Joint Obligors, or the granting if loans, disposing of or transferring any property of any subsidiary.

y. Both the Joint Obligors and any of its subsidiaries are in full possession of all necessary licenses, franchises, patents, copyrights, and brands, or any other necessary rights, in order to operate their business as to date and s it intends to operate it and does not violate any rights of others in connection with any of such matters.

z. It intends to execute this Agreement in order to be bound with Santander and Bancomext in the fulfillment of all the payment obligations of the Borrower pursuant to

it. Therefore, it is their intention to act as joint obligors with respect of such payment obligations, as well as to execute as a joint guarantor of applicable promissory notes under this Agreement.

aa. The process agents to receive notices that they are obligated to appoint confirm the Operation Documents have been appointed and have accepted their appointment to this date.

DEFINITIONS

The terms used in this Agreement that have initial capital letter, whether they are or not in quotation marks, including those contained in the representations or any other part of this Agreement, as well as those detailed herein, shall have the following meanings, which may be equally applicable in plural or singular.

“Borrower” means Deutsche Bank México, S.A., Institución de Banca Múltiple, División Fiduciaria, acting exclusively as Trustee in the Trust Number F/1498.

“Notice of Change of Specifications” has the meaning set forth in the Step-In Agreement.

“Banks”, mean Banco Santander (México), Sociedad Anónima, Institución de Banca Múltiple, Grupo Financiero Santander and Banco Nacional de Comercio Exterior, Sociedad Nacional de Crédito, as well as their respective successors and assigns, as parties to this Agreement and “Bank” shall mean each of Santander and Bancomext, as well as their respective succesors and assigns, as applicable.

“Material Advserse Change” means a change of any nature that significantly and adversely affects the financial or operational condition, the results, prospects, businesses and assets, as well as the fact that the Agreement, the Trust Agreement, and/or any document related directly or indirectly with the Agreement turns out to be illegal, null or not enforceable, and as a result the Borrower and/or Joint Obligors are not able to fulfill its obligations under this Agreement or any other document related directly or indirectly to this Agreement.

“Netting Letter”, means the document named Netting Letter that Airbus, the Borrower and Controladora will execute.

“BFE Agreements” means, with respect to each and all of the Financed Aircrafts, the agreements related to equipment installed in the Financed Aircrafts and delivered to the Buyer by Airbus (named “Buyer Furnished Equipments” o “BFE”), including the guarantees obtained by the Borrower and the Joint Obligors relating to them.

“SSBFE Agreement” means the agreements named Seller-Supplied Buyer Furnished Equipment with respect to the Financed Aircrafts.

“Structuring Commission” has the meaning set forth in the third paragraph of the First clause of this Agreement.

“IAE Engine Support Letter Agreement” means the document named Engine Support Letter Agreement entered into by IAE International Aero Engines AG, Controladora, Concesionaria and the Administrative Agent regarding the engines installed in each of the Financed Aircrafts.

“Loan Agreement” or “Agreement” means this revolving credit line agreement.

“Checking Account” means the deposit and account administration agreement ser forth in Annex 4 herein and that the Borrower has with the Bank in which the amount of the disbursements of the Loan will be deposited.

“Business Day” means any day in which the Mexican banking institutions are not authorized to close.

“Disbursement” means each disbursement of the Loan, made by the Borrower during the Availability Period in accordance with this Agreement.

“Operative Documents” means this Agreement, its Annexes, the Trust PDP Santander/Bancomext 1, the Trust PDP Santander/Bancomext 2, the Step-In Agreement, the First Novation, the Second Novation, the Promissory Notes, the IAE Engine Support Letter Agreement and the Netting Letter that parties enter into related to them.

“Dollars” means dollars, currency valid in the United States of America.

“Evento de Incumplimiento” o “Incumplimiento” significa cualquier evento o circunstancia de las descritas en la Cláusula Décima Novena.

“Airbus Event of Termination” has the meaning set forth in the Step-In Agreement.

“Date of Disbursement” means, with respect to a Disbursement, the date in which such Disbursement is or must be made.

“KYC” means with respect to the Borrower and each of the Joint Obligors, the documents and information requested by the Banks in order to comply with the legal and internal dispositions regarding the “know your customer” policies and all other related to avoid money laundering.

“Mexico” means the United Mexican States.

“Interests Period” means the period to determine interests on each disbursement of the Loan, based on which the accrued interests of the unpaid balance of the Loan are calculated, in the understanding that the initial “Interests Period” shall begin on the date in which the Loan disbursement is made and will en don the day that numerically corresponds to such date on the third following month and each following “Interests Period” shall begin on the next day of the last day of the “Interests Period” that has lapsed and will end on the one numerically corresponding to such day of the following third month.

“Maximum Term of Disbursement” means December 31, 2013.

“Disbursement Request” means the document with which the Borrower requests the Banks to make a Loan Disbursement in terms substantially equal to the document hereby attached as Annex “2” and that is delivered to the Administrative Agent in the domicile set forth in this Agreement.

“Solvent” means with respect to each Joint Obligor, at any time, that each Joint Obligors not within the causes to be declared in concurso menrcantil in accordance with the terms of articles 9, 10 and 11 if the Ley de Concursos Mercantiles (or any legal disposition that substitutes it).

“Ordinary Interest Rate” means oa rate equivalent to the LIBOR Rate plus the sum of 265 (two hundred and sixty five) base points to be calculated at the beginning of each Interests Period.

“LIBOR Rate” means, with respect to each Interests Period, the rateo r arithmetic average of the interests rates for United States Dollars (rounded up to the next eighteenth of percent point) listed in the Libor Page (as such term is defined herein) in the date of the beginning of Interests Period as corresponding to the maturity of 3 (three) months at 11:00 A.M., hour of London, England, the Libor Day prior to the commencement of the applicable (as “Libor Day” is defined herein). For the effects of this definition, (i) “Libor Page” means the 3750 screen of the Dow Jones Telerate Service named “British Banker Association Interest Settlement Rates”, or the screen that substitutes it on such Service, and (ii) “Libor Day” means a day in which at least one interest rate for United States Dollars is listed in the Libor Page. The parties agree that the Interest Rate may be modified each Interests Period in accordance with the variations of the LIBOR Rate. The Borrower accepts all adjustments based on the terms set forth herein that may result without the need to amend this Agreement.

“Alternate Dollars Rate” means the Prime rate published in The Wall Street Journal precisely on the date in which the determination of such rate is made. If for any reason, the interest Prime rate is not published for such newspaper on the date set forth herein or in case such newspaper is not published in such date, then “Prime Rate” will be the average of the Prime rates offered by Bank of America, N.A. or Citibank, N.A., precisely on the date in which such interest rate must be determined in accordance with this Agreement. Any modification to the Prime rates in accordance with the above, will be fully enforceable against the parties on the Business Day in which the modification is published.

Based on the foregoing Representations and Definitions, the parties herein agree as follows:

CLAUSES

FIRST.- PURPOSE AND CREDIT AMOUNT.- Pursuant to the provisions herein, Santander and Bancomext shall make available to the Borrower a revolving line of credit (the “Credit Line”) that will not exceed a total amount of US$62,714,000 (sixty two million seven hundred fourteen thousand Dollars 00/100), as follows: i) Santander will grant in favor of the Borrower a revolving line of credit up to an amount of US$37,714,000 (thirty seven million seven hundred fourteen thousand Dollars 00/100) (the “Santander Portion”), and ii) Bancomext will grant in favor of the Borrower a revolving line of credit up to an amount of US$25,000,000 (twenty five million Dollars 00/100) (the “Bancomext Portion”). Within the Credit Line amount shall not be comprised of commissions, interests, and expenses payable to the Borrower under this Agreement.

Any principal amount of the Revolving Credit Line that is repaid may be Disbursed again until the date of conclusion of the Maximum Term of Disbursement: (i) no Default has occurred, (ii) the disbursements are made in accordance with the format found in Annex 1 of this Agreement, and (iii) the conditions set forth in the Fourth clause of this Agreement have been fulfilled.

The Borrower will pay the Banks, upon the initial disbursement made in accordance with the conditions set forth in Annex 1, a Structuring Fee equivalent to the amount that results from calculating a 1.50% (one point fifty percent) of the Credit Line amount (the “Structuring Fee”). The Structuring Fee shall be paid with the resources of the first Disbursement in the following manner: (i) Bancomext shall receive a commission equal to the amount that results of calculating a 1.00% (one percent) of the Bancomext Portion, and (ii) Santander shall receive the remainder of the Structuring Fee. The Value Added Tax (V.A.T.) resulting from these payments shall be made by the Borrower and shall be paid to each Bank, as applicable, together with the payment of the corresponding amount of the Structuring Fee.

SECOND.- USE.- The Borrower, is obligated to use the total amount of this Credit to the payment and fulfillment of the obligations assumed by the Borrower in the Second Novation Agreement of the Original Purchase Agreement of the Financed Aircraft, including the repayment set forth in the Netting Letter, being the Borrower obligated to fulfill completely the purposes set forth in such Trust PDP Santander/Bancomext 2 and to the terms of the Step-In Agreement.

THIRD.- CREDIT TERM.- Subject to the terms set forth in the Seventh clause of this Agreement, the Credit Line term shall be 41 (forty one) months, meaning until December 31, 2014, from the execution date of this Agreement and up until the Maximum Term of Disbursement. Notwithstanding the foregoing, and subject to the terms set forth in the Seventh clause of this Agreement, the Banks may exercise the rights set forth in the Eighteenth clause for any disbursement made hereunder.

FOURTH.- CONDITIONS FOR THE CREDIT DISBURSEMENT.- (1) Initial Disbursement. The Borrower may use the Initial Disbursement, once the following documents have been delivered to the Administrative Agent:

a. Delivery of information. The Borrower and the Joint Obligors shall have delivered, to the satisfaction of the Administrative Agent: (i) copies of documents demonstrating the valid existence and powers granted in favor of their legal representatives; (ii) copies of the financial statements or trust’ estate balance sheet, as applicable, required by the Banks, and (iii) any other information reasonably required by the Banks for their analysis and compliance with internal regulation such as KYC forms.

b. Approval of the Operation. The Joint Obligors shall have delivered, to the satisfaction of the Administrative Agent, copies of the resolutions of their internal government bodies to carry out: (i) the execution of this Agreement, (ii) if applicable the granting of any guarantees as may be required under this Agreement.

c. Legal opinions. The Joint Obligors shall have delivered, to the satisfaction of the Administrative Agent, a legal opinion of its General Counsel directed to the Banks in which the following, among other, is confirmed, in accordance with Mexican Law: (i) the legal existence of the Borrower and the Joint Obligors, (ii) the validity of the powers granted to their legal representatives to enter into this Agreement, and (iii) the valid execution of the Operative Documents in which the Joint Obligors are a party and f the Obligations set forth for each of them in accordance with them.

d. Payment of fees and expenses. The Borrower has paid any and all fees, costs, and expenses that have arisen in accordance with this Agreement and the opening of the Interest Reserve Account or, if applicable, authorize to be settled against it such amounts from the Credit Line amounts to be disbursed by the Borrower.

e. Operative Documents. The Borrower and the Joint Obligors have delivered, in form and content reasonably satisfactory for the banls, each Operative Document, with the exception of the First Novation and the Second Novation, duly entered into by each party in accordance with its terms.

f. Veracity of the Representations; asbsence of Default. That the Borrower and each of each of the Joint Obligors have confirmed, in terms of the format annexed herein as Annex 5, that on the corresponding Date of Disbursement: (i) all representations made by them are true and correct, (ii) there is no Default nor any Default may arise from the corresponding Disbursement, (iii) no Event of Termination pursuant to the Purchase Agreement exists and (iv) the Purchase Agreement, the First Novation and the Second Novation are valid.

g. Promissory Notes. The Borrower and the Joint Obligors have delivered to the Administrative Agent the Promissory notes issued in favor of each of the Banks, in a format substantially similar to the attached hereto as Annex 3, executed by the Borrower, as debtor, and by the Joint Obligors, as guarantors, for the amount of each Disbursement, to be made by each Bank (jointly, the “Promissory Notes” and, each a “Promissory Note”). The applicable Promissory Note will contain the date of execution, the corresponding Disbursement date and its final expiration shall be the Expiration Date. The parties agree that in case of any discrepancy between the terms of this Agreement and the Promissory Notes, the terms set in this Agreement shall supersede.

Once the foregoing conditions shall be fulfilled, at the Administrative Agents consideration, it is obligated to communicate through electronic means to Bancomext that the conditions have been satisfactorily fulfilled in order to carry out the first Disbursement. Additionally, the Administrative Agent is obligated to send Bancomext the information that proves the fulfillment of the conditions, in a term of no less than 3 (three) Business Days prior to the date of the applicable disbursement.

2. Subsequent Disbursements. In order to carry out the subsequent Disbursements besides the payment of the fees and expenses payable to such date to the Banks pursuant to this Agreement, the Borrower or the Joint Obligors must deliver to the Administrative Agent the following documents and information, and the following assumptions must have been fulfilled:

a) A statement from Airbus that proves the amount and date of payment and pre-delivery set forth in the applicable Disbursement Request and that to such date there has not occurred an Airbus Event of Termination;

b) A certificate in terms of subparagraph f) 1 above.

c) That there is no amendment to the applicable law after the date of execution of this Agreement and no change in the circumstances in which it was entered into and nor is there a situation or condition that, in the reasonable opinion of each of the Banks, has as a consequence that the delivery of the applicable portion of the Credit Line for each Bank may be considered ilegal under applicable law; and

d) That the Borrower and the Joint Obligors have delivered to the Administrative Agent the applicable Promissory Notes corresponding to each Bank regarding each Disbursement.

Once the foregoing conditions shall be fulfilled, at the Administrative Agents consideration, it is obligated to communicate through electronic means to Bancomext that the conditions have been satisfactorily fulfilled in order to carry out the first Disbursement. Additionally, the Administrative Agent is obligated to send Bancomext the information that proves the fulfillment of the conditions, in a term of no less than 3 (three) Business Days prior to the date of the applicable disbursement.

Asimismo, una vez cumplidas las condiciones anteriormente señaladas respecto de la Disposición inicial o las Disposiciones subsecuentes, la Acreditada podrá llevar a cabo una Disposición conforme a lo siguiente:

Additionally, once all of the foregoing conditions have been satisfied with respect to the initial Disbursement or the subsequent Disbursements, the Borrower may make a Disbursement as follows:

(i) The Credit shall be disbursed by the Borrower in accordance with the calendar applicable to each Financed Aircraft set for in Annex 1, in the understanding that: (i) the Banks will not be obligated to make available to the Borrower any amount once the Maximum Term of Disbursement has occurred and in excess of the Maximum Term of Disbursement and it is understood that the Borrower will not be authorized to make any disbursements in a larger number of Disbursements tan those set forth in Annex 1, (ii) the sum of the disbursements delivered to the Borrower will not exceed the amount available in the Credit Line in accordance with this Agreement, and un any case, each of the Disbursements, must be made within 5 (five) days, except for the first Disbursement which may be made within 2 (two) days, as of the fulfillment of each of the conditions and prior delivery to each of the Banks in the domiciles set forth in this Agreement, of a Request of Disbursement.

(ii) The Disbursement of the Credit will be made by the deposit that each of the Banks make of the amount that appears in each Request of Disbursement, in the Account set forth in Annex 4 that the Administrative Agent has for the Borrower. In the statement it will not be necessary to describe the motive or purpose if such deposits.

(iii) The Disbursement made by the Borrower pursuant to this Agreement shall be registered by the accounting records made by the Banks, therefore the parties herein agree that the accounting of the Banks and/or the Checking Account statements referred to in this clause constitute evidence of the Disbursement made by the Borrower, therefore once the Banks have deposited the requested amounts, it shall be understood that the Borrower has made a Disbursement up to the amount deposited or delivered in terms of this Agreements or those settled by the Banks in accordance with the instructions of the Borrower.

(iv) In order to effectuate each Disbursement, the Banks should consider the amount already disbursed to the Borrower as well as the total available amount of Credit at the time, in order to: (i) the revolving line of credit is given only in respect to the amounts that have been paid by the Borrower, and (ii) the Borrower does not disburse of any initial quantities nor has at its disposal a revolving amount that exceeds the total Credit Line or of the limit of Disbursements permitted under this Contract. “Disbursements limit” will mean the total of all amounts that are available under this Contract pursuant to the disbursements described in Annex 1 herein.

FIFTH.- ORDINARY INTERESTS.- The Borrower shall pay the Bank, without prior request, ordinary interests on all outstanding amounts payable, which shall be calculated and payable per “Interests Period” at the Ordinary Interest Rate. The calculation of interest will be performed using the number of calendar days that have elapsed with a base year of three hundred and sixty (360) days. The interests will be calculated and payable quarterly on the last day of each Interest Period; in the understanding that, if such day is not a Business Day, the payment will be made on the Business Day immediately thereafter.

Notwithstanding the foregoing, the Borrower, the Joint Obligors and the Bank agree if the LIBOR Rate cannot be determined for a specific Interests Period, then: (a) the applicable interest rate will be the Alternate Rate in Dollars, or (b) in the event that the Alternate Rate in Dollars cannot be determined, the Banks, Borrower and the Joint Obligors shall negotiate in good faith and agree on the interest rate that will be used for the corresponding Interest Period, and (c) in the case that the parties do not agree on the applicable interest rate for the applicable Interests Period within 10 (ten) Business Days from the Determination Date for the interests, the Bank shall determine (and shall deliver to the Borrower and the Joint Obligors a certificate containing the basis for such determination) the applicable interest rate over such period reflecting the financial costs of the Banks, and such rate shall be applied for the applicable Interest Period.

SIXTH.- DEFAULT INTERESTS.- In the event of default on the payment of any amounts corresponding to the principal amount of the Credit Line, the Borrower shall pay to the Lender default interests over the outstanding capital at an interest rate equal to the result of multiplying the Ordinary Interest Rate, by 1.25 (one point twenty five) times, in the understanding that the default interests will be calculated on a daily basis over the entire default period.

SEVENTH.- AMORTIZATIONS.- The Borrower agrees to repay each of the Banks the amount of credit disbursed in consecutive payments on the dates and amounts set forth for each Financed Aircraft in Annex 1 herein and in each applicable Promissory Note. If on the date of delivery of a Financed Aircraft with which a Disbursement is related is modified, the Borrower will repay the Banks each Disbursement on the date that first occurs any of the following: (i) the effective date of delivery of the Financed Aircraft or (ii) December 31, 2014.

EIGHT.- PREPAYMENTS.- The Borrower is authorized to perform any prepayments on amounts owed or prepay the total amount of the Credit, without penalty or premium, and without requiring authorization from the Banks, as long as the Borrower notifies such prepayment with at least 10 (ten) prior Business Days, in the understanding that any prepayment shall be made for the amount corresponding for each Disbursement or in multiples of such payments as set forth in the Seventh clause of this Agreement. Prepayments may only be made on a date of payment of principal amount in accordance with the Promissory Note which amount is being paid, and must be for the total outstanding principal amount and interests corresponding to such Promissory Note. The prepayments shall be applied in accordance with the Ninth clause herein.

NINTH.- PAYMENTS IN GENERAL.- The amounts that the Borrower and the Joint Obligors pay to the Banks shall be applied to satisfy payment obligations in the following order:

(i)	expenses,

(ii)	fees,

(iii)	commissions,

(iv)	default interests,

(v)	ordinary interests, and

(vi)	capital residuals.

In the event that the date in which the Borrower must make any payment under this Agreement is not a Business Day, the Borrower shall pay such payment on the next “Business Day”, in the understanding that: (a) the relevant extension shall be taken into consideration in order to calculate the correspondent interests; and (b) the days corresponding to such extension shall not be added to the next “Interests Period”.

Interests shall be paid without any deduction and free of any tax, contributions, liability, deductions or withholdings of any nature imposed or charged by any authority.

TENTH.- PLACE OF PAYMENT.- All payments that the Borrower must make to the Banks pursuant to this Agreement, shall be made without requiring a request of payment or collection of any nature, in immediately available funds in the account corresponding to each Bank, as set forth in Annex 4 herein.

In order for the transfer of funds to be made pursuant to this section, the relevant payment shall be considered as completed only if the Borrower delivers to the Banks, no later than 12:00 pm of the maturity payment day, a copy of the deposit slip or a document evidencing the transfer of funds.

ELEVENTH.- AUTHORIZATION FOR SETTLEMENT AGAINST THE CHECKING ACCOUNT OF THE BORROWER.- Notwithstanding the terms of the Ninth clause, the Borrower hereby authorizes Santander to settle against the checking account held by the Borrower with Santander, and without prior requirement or collection, the amounts owed under this Agreement. The Borrower shall maintain a valid account during the term of this Agreement and shall have sufficient funds in such account on the date each payment shall be made. In the event that the account held by the Borrower is cancelled due to the Borrower’s Default of the obligation to maintain sufficient funds in the account or for any other reason, the Borrower agrees to make payments pursuant to the Tenth clause. The parties agree that any and all amounts disbursed by Santander in the mentioned account, will be exclusively to pay the amounts due and payable by the Borrower to Santander under this Agreement.

The provisions aforementioned shall be in full force and effect and shall apply to any other account assigned by the Santander to the Borrower in substitution of the account specified herein. Notwithstanding the foregoing, it is expressly agreed that even if Santander by any circumstance does not make any disbursements of the required amount the Credit Line, the Borrower’s obligation to pay to Santander pursuant to the Tenth clause of this Agreement shall remain in full effect.

The parties agree that the authorization granted to Santander pursuant to this Clause to settle against the checking account held by the Borrower with Santander and without previous payment requirement or collection, the amounts due and payable to Santander pursuant to this Agreement it is understood that Santander is authorized to settle from the available funds in such account, the principal amount that corresponds to Santander in accordance with the Santander Portion, meaning, the 60.136493% of such available amount on the date of the operation. Pursuant to the above, Santander will not be entitled to settle any amount that corresponds to the Bancomext portion of the Credit.

TWELFTH.- INTERESTS RESERVE ACCOUNT.- The Borrower is hereby obligated to open and maintain as part of the assets on Trust PDP Santander/Bancomext 2, during the term of this Agreement, a special interests reserve account. To such effect, the Borrower is hereby obligated to maintain in such account funds equivalent to approximately 3 (three) months of the amount payable for Ordinary interests in accordance with the terms of this Agreement (hereinafter referred to as the “Interests Reserve Account”). The Joint Obligors are hereby obligated to guarantee that such Interests Reserve Account has at least the funds set forth above during the term of this Agreement. If the Borrower disburses the funds of the Interests reserve account, the Borrower and the Joint Obligors shall restitute the amounts used to pay the Banks within 5 (five) Business Days following the date in which the Borrower used such funds, in the understanding that the Default of the obligation to restitute such amounts shall be considered an Event of Default of this Agreement.

The parties agree that he Interests Reserve Account set forth in this Clause shall be calculated using as reference the maximum amount of credit for the following 6 months in accordance with the payment and disbursements dates set forth in Annex 1; considering such amounts the Ordinary Interests for the following 3 (three) months will be determined. Additionally, the parties agree that such calculation may be reviewed every 6 (six) months and that h LIBOR of reference to be used will be the result applicable precisely for the respective Interests Period at the moment of review.

THIRTEENTH.- JOINT OBLIGATION.- (a) Each of the Joint Obligors, by means hereof agree, absolutely, unconditionally, completely, and irrevocably to comply in a joint and unlimited manner with the Borrower, in terms of the articles 1987, 1988, and other applicable articles of the Federal Civil Code, and the corresponding articles of the Civil Codes of the other federative entities of the Mexican United States and the Federal District the obligation to make all and any payments of principal, interests, commissions, and other payable amounts pursuant to this Agreement and any other documents related hereto, therefore the Banks may require payment of such amount indistinctly to the Borrower and/or to any of the Joint Obligors.

(b) Each of the Joint Obligors agree that each and any payments that for principal amounts, interests, commissions, and other amounts due and payable in accordance with this Agreement will be paid and made available for the Banks at all times in accordance with the Tenth Clause.

(c) Along with the joint obligation assumed in this clause, the Joint Obligors agree to subscribe all other documents needed to be executed into in accordance with this Agreement, including without limitation, the execution of any Promissory Notes documenting the Credit Line granted pursuant to this Agreement acting as guarantor, in terms of the form attached hereto as Annex 3.

(d) The Joint Obligors will relieve their payment obligation directly through the payment to the Banks or through deposit in the account of the Borrower in order for it in turn to use such amounts to pay the corresponding amounts to the Banks.

(e) Also, in the event in which the Joint Obligors perform a payment on behalf of the Borrower, the Joint Obligors agree that their rights to receive any payment for such matter will be subordinated to the right of the Banks to receive the total amount due and payable in accordance with this Agreement, therefore the Joint Obligors agree that they may only receive such payments until the Credit and all other owed amounts in accordance with this Agreement have been fully paid, therefore the Joint Obligors will exercise its rights against the Borrower resulting from a subrogation as long as the Borrower has acted in accordance with its purpose, until the Banks have received all amounts due pursuant to this Agreement.

(f) Each of the Joint Obligors, by means hereof, accept that it is not necessary for the Banks to (i) deliver any notification, compliance requirement, or any right they have against the Borrower at any given time, (ii) deliver acceptance notices of this Joint Obligation and notices indicating that the Borrower is on default with any obligation, (iii) deliver notice of any actions or claims notices initiated by the Banks against the Borrower based on any agreement, instrument or exercise of any right in accordance with the obligations hereunder, (iv) deliver any other kind of notice, requirement, or notification, as well as any other formality in connection with the enforceability of the obligations in accordance with this Agreement against the Joint Obligors, or against the enforceability of the Borrower obligations under this Agreement, which omission or delay, except for what is set forth herein, can provide basis in order to release the Joint Obligors from their obligations hereunder, (v) exercise any right to require the assets of the Borrower to be used as payment of the Borrower obligations, prior to the requirement of the legal payment of the Joint Obligors, (vi) exercise any right to require the Borrower to be claimed or required to pay prior to the Joint Obligors

(g) The Banks shall have the right, at any time and from time to time, without requiring any notice or consent given from the Joint Obligors, and without implying the impairment, termination or amendment to the unconditional and absolute Joint Obligors obligations hereunder, to: (i) exercise or not to exercise any rights against the Borrower or other propter rem guarantee or others, and (ii) exchange or free any lien or guarantee or to waive, modify, free or consent the retirement of any other guarantee related with any obligation. In addition, the Joint Obligors obligations under this Agreement shall be absolute and unconditional, regardless of (a) any lack of validity or enforceability of any obligation hereunder or under any agreement or document in accordance with any obligation, (b) any current or subsequent law, regulation or executive order in any jurisdiction affecting any of the terms of the obligations or the Banks rights arising hereunder, or (c) any other circumstances, not referred to above, that could constitute an available defense for, or a way to release the Borrower or the Joint Obligors. The Joint Obligors, by means hereof, waive to any defense or proceed required to be exhausted in previous terms against the Borrower, until the Banks have received all of which is owed to them under this Agreement.

(h) This document shall be in full force and effects until the obligations and any other obligations arising hereunder have been fully satisfied.

FOURTEENTH.- COVENANTS. As long as any payable amount remain outstanding, the Borrower and, as applicable, each of the Joint Obligors hereby agrees that:

I. The Borrower agrees to:

(a) Net Worth Statements and Other Reports. The Borrower shall deliver to the Bank:

(i) as soon as available, but in any event within 120 (one hundred and twenty) calendar days after the end of each fiscal year of the Borrower, the net worth statement for such fiscal year; and

(ii) together with the financial information delivered pursuant to the previous paragraph, the Borrower shall deliver to each Bank a certificate regarding the compliance with the terms herein and stating the non existence of any condition or event that constitutes a default or an event of default or, if any such condition or event existed or exists, specifying the nature and what action the Borrower has taken or proposes to take with respect thereto.

(b) Notices. The Borrower shall give notice to the Administrative Agent promptly, but in any case within the 5 (five) calendar days after the occurrence any of the following: (i) Default or an Event of Default, or event of termination of the Original Purchase Agreement or an Airbus Termination Event, by means of a Borrower representation stating such Events details and the actions the Borrower has taken or proposes to take with respect thereto; (ii) any change in any laws in Mexico that may affect the amount or timing of receipt of any payment due under this Agreement or in any way affecting or that could be reasonably expected to have a Material Adverse Change, (iii) any default or event of default of any agreed obligation of the Borrower affecting or that could reasonably be expected to have a Material Adverse Change, (iv) any litigation, claim or proceeding before any court, governmental authority or arbitration panel that could be expected to have a Material Adverse Change, and (v) any development or event of any nature, which has had or could have a Material Adverse Change.

(c) Compliance with the Law and Contractual Obligations

The Borrower shall comply with the applicable law, regulations, executive orders, judgments or requirements of any Governmental Authority (including, licenses, certificates, permits, notices, registries, and other governmental authorizations of any nature), needed in order to maintain the property or possession of his assets, including without limitation, the compliance with all the obligations set forth in the Operative Documents, as well as all its relevant or necessary obligations arising from any agreement, contract or amendment to which it is a party or has entered into (in any way) relevant in order to fulfill its purposes.

(d) Payment obligations. The Borrower shall pay: (i) all payments due under this Agreement, taking in consideration preference order and terms indicated herein, (ii) all taxes, contributions, rights, and governmental expenses, of any nature, determined, placed or required, and (iii) all the claims made in accordance with the law, which failure to pay affects or could result in a lien upon its assets; in the understanding, however that, the Borrower shall not be obligated to pay or cause to pay any taxes, liability or claims appealed in good faith and by means of appropriate proceedings, and in respect of which appropriate reserves shall be undertaken in accordance with applicable accountant provisions or other applicable generally accepted accounting principles, if applicable.

(e) Amendments to the Original Purchase Agreement. The Borrower agrees to comply with all terms and conditions provided in the Novated Purchase Agreement. The Borrower agrees to not carry out, without the prior approval of the Banks any of the following:

(i)	terminate, cancel or allow the termination of the Novated Purchase Agreement or execute any agreement with Airbus that may result in the termination or cancellation of the Novated Purchase Agreement, in each case as related to the Financed Aircraft (or any portion thereof), except in such cases where such termination or cancellation is made in such circumstances that Airbus has the obligation to return the pre-delivery payments related to the Financed Aircraft and that Airbus has agreed with the Administrative Agent to carry out such returns directly to the Administrative Agent;

(ii)	grant its consent so that Airbus may have the possibility to assign or tranfer its rights under the Purchase Agreement (as far as it is related with the Financed Aircraft) or the Step-In Agreement; or

(iii)	request, allow, accept or grant consent so that any pre-delivery payment may be transferred or applied with respect to any aircraft that is not a Financed Aircraft.

Additionally, the Borrower is obligated to not execute, without the prior approval of the Banks, any agreement with Airbus that may modify or amend any term of the Purchase Agreement (as far as it is related to any Financed Aircraft, or any portion thereof) that may result in:

1.	the cancellation of the purchase of any Financed Aircraft, except for the currently set forth in the Purchase Agreement, with respect to the loss of any Aircraft or for any circumstance under which paid by the Banks have been reimbursed or paid to them;

2.	the change in the pre-delivery payment date or amount, except when notified to the Banks at least 10 (ten) Business Days prior to such change and in the understanding that it must not exceed in any case the term set forth in Annex 1;

3.	that the price of purchase of any Financed Aircraft increases in an amount that exceeds 2% (two per cent) of such purchase price;

4.	that the date programmed for delivery of any Financed Aircraft be postponed or delayed for more than 180 (one hundred and eighty) days;

5.	that the technical specifications of any Financed Aircraft be modified in such manner that may materially reduce the value, life or possibility of commercialization of such Financed Aircraft, except as required by applicable law; and

6.	that any BFE is added to a Financed Aircraft that exceeds the amount of US$200,000.00 (two hundred thousand Dollars 00/100) with the exception of (i) it is required to replace a BFE due to the fact that its production has been discontinued, definitely ceased or delayed or that the approved manufacturer has ceased to be an approved manufacturer by Airbus or IAE,(ii) it is required by applicable law; or (iii) that the cost of such additional BFE is pre-paid to the applicable manufacturer or deposited to Airbus for its application on the day of the Aircraft.

The parties agree that any other amendment that may be considered to modify the rights and interests of the Banks with respect to the Financed Aircrafts, in the reasonable opinion of the Banks must be approved by the Banks, whose approval will not be denied by the applicable Bank when there is a reasonable motive for such change.

(f) Books and Records. The Borrower shall keep proper books of records and accounts in which full, true and correct entries in respect of all the financial operations and assets of the Borrower in accordance with the generally accepted accounting principles or other applicable generally accepted accounting principles.

(g) Use of the Credit Line. The Borrower shall use the total amounts of the proceeds gained in accordance with this Agreement for the purposes set forth in the Second clause and in accordance with the provisions set forth in Trust PDP Santander/Bancomext 2. The Banks shall not be responsible for the use given by the Borrower to the Credit Line resources.

(h) Priority of Payment. The Borrower shall ensure that its obligations hereunder constitute obligations of the Borrower in accordance with this Agreement ranking at least pari passu in the right of payment with all other present or future direct unsecured and unsubordinated obligations of the Borrower (except with those obligations having priority by operation of law).

(i) Reports and Information. The Borrower shall provide (i) reports and information required by the Banks in connection with the Financed Aircraft and (ii) such information that is necessary to comply with any requisites of KYC. Such information shall be delivered by the Borrower upon the request of the corresponding Bank, within 5 (five) business days following such Bank request.

(j) Status. The Borrower shall maintain its status as duly incorporated and validly existing trust under the laws of Mexico.

(k) Authorizations. The Borrower shall timely obtain, fulfill and will take all necessary actions to maintain in effect; and will provide the Banks with a copy of any such authorization required under any applicable law in order to be allowed to perform its obligations in accordance with the Operative Documents of which it is a part, and secure the legality, validity, enforceability or admissibility as evidence of any Operative Document of which it is a part of.

(l) Liens. The Borrower is obligated to not create, incur in, assume or allow the existence, directly or indirectly, of any guaranteed right or interest over (a) any of the Financed Aircraft (b) any of its assets, or (c) the Original Purchase Agreement or any Operative Document.

(m) Acts in prejudice of interests. The Borrower will not perform any act or will cease to make any decision or act that has or that may reasonably be expected to have as effect to prejudice the interests of any of the Banks regarding any Financed Aircraft or any Operative Document.

(n) Taxes. The Borrower will pay and comply with all taxes over it or its assets in the terms set forth in the applicable law, without allowing any fines or contingencies, with the exception of: (i) the payment if a specific tax has been contested by the Borrower in good faith; (ii) has reserved the required amounts for such taxes; and (iii) the payment may be legally retained.

(o) Additional Obligations. The Borrower will perform all acts, carry out all required actions and execute all documents that may reasonably be required in order to protect and/or perfect the interests of each party under the Operative Documents and so as to allow the involved parties to obtain all necessary rights and benefits expected for them under the Operative Documents.

(p) Businesses. The Borrower will not perform any business or activity that may be different tan: (i) those allowed in the Trust PDP Santander/Bancomext 2.

(q) Rights under the Step-In Agreement. The parties recognize and agree that pursuant to Clause 7.7 of the Step-In Agreement, any amounts to be received by the Borrower in the terms set forth therein will be destined to pay any amounts due under this Agreement in favor of the Banks, and in such cases the Borrower and the Joint Obligors will be subject to the terms set forth in paragraph g) of Clause Thirteenth of this Agreement and will not exercise any defense or resource that may be required to be carried out first against the Borrower, until the Banks have received all that is owed pursuant to this Agreement. Pursuant to the above, the Borrower and Joint Obligors hereby recognize the rights granted in favor o the Banks pursuant to the Step-In Agreement.

II. The Joint Obligors agree that:

(a) Financial Statements and Other Reports. Each Joint Obligor shall deliver to the Bank:

(i) as soon as possible, but in any event within 120 (one hundred and twenty) calendar days after the end of each fiscal year of each Joint Obligor and any of its subsidiaries the audited individual and consolidated financial statements for the Joint Obligor and each of its subsidiaries for such fiscal year, including, as applicable, the balance sheet, individual and consolidated profit and loss statement, cash flow statement, and capital variations statement of the Joint Obligor and its subsidiaries for such fiscal year, accompanied by an opinion thereon of the External Auditor, as applicable. Such information must be accompanied by a letter of a legal representative of each Joint Obligor, certifying the fulfillment of the Debt covenants contained in subparagraph a) of clause Fifteenth; and

(ii) as soon as available, but in any event not later than 60 (sixty) calendar days after the end of each of the first three quarterly periods of each fiscal year of the Joint Obligor and its subsidiaries, as the case may be, the consolidated balance sheet corresponding to the period starting at the end of the previous quarter and ending at the end of such quarter, signed by a Joint Obligor officer stating that were prepared in accordance with the applicable accounting principles. Said balance sheet must be accompanied by a letter of a legal representative of each Joint Obligor, certifying the fulfillment of the Debt covenants contained in subparagraph a) of clause Fifteenth;

(b) Notices. Each Joint Obligor shall promptly notify the Banks, in any case within the 5 (five) calendar days after the occurrence of any of the following: (i) Default or an Event of Default through the declaration of the Joint Obligor stating the details of such Default or Event of Default and the actions that the Joint Obligor has taken or proposes to take with respect thereto; (ii) any change in any laws of Mexico that may affect the amount or timing of receipt of any payment due under this Agreement or in any way affecting or that could be reasonably expected to have a Material Adverse Change, (iii) any Default or Event of Default of any agreed obligation of the Joint Obligor affecting or that could reasonably be expected to constitute a Material Adverse Change, (iv) any litigation, claim or proceeding before any court, governmental authority or arbitration panel affecting or that could reasonably be expected to have a Material Adverse Change, and (v) any notice of strike or labor stoppage of the Joint Obligor affecting or that could reasonably be expected to constitute a Material Adverse Change, and (vi) any significant change in its accounting principles, policy and guidelines, if any.

(c) Compliance with Law and Contractual Obligations

The Joint Obligors shall comply and shall make all of their subsidiaries comply with applicable law, regulations, executive orders, judgments or requirements of any applicable Governmental Authority (including, in licenses, certificates, permits, notices, registries, and other governmental authorizations of any nature, needed in order to maintain the property or possession of his assets or the performance of his activities, competition law, environmental law (including technical norm and disposal of toxic and hazardous materials, environmental regulations related with the preservation, restore and improvement of the environment, protection of natural areas, wild and aquatic flora and fauna, sustainable use of natural elements, precision and control of air, water and soil contamination, as well as all other set forth in the Mexican Environmental equilibrium and protection law, as applicable, as well as make sure that the design, operation and maintenance of the equipments and any of their parts comply with the requisite set forth in the applicable environmental regulations, federal, state or local), tax laws and laws regarding the social security administration and pension funds) as well as all its relevant or necessary obligations arising from any agreement, contract, issued security relevant or necessary to maintain the ordinary course of business, and which lack of compliance, shall not result or reasonably be expected to result in a Material Adverse Change.

(d) Payment Obligations. The Joint Obligors shall pay, and shall cause each of their subsidiaries to pay, prior to any default, (i) all taxes, contributions, rights, and governmental expenses, of any nature, determined, placed or required (including, without limitation, in social security, worker housing, and retirement regulations, real estate tax, water supply rights payment, and any other similar tax that could in the future substitute o replace such, and including all payments that they must make related with its concession title and Air Operator Certificate and all payments that they must make regarding air navigation services in the Mexican air space, as well as all others related to Airport Use Tariff (TUA for its initials in Spanish) and regarding fuel bough from Aeropuertos y Servicios Auxiliares) and (ii) all claims made in accordance with the law, which failure to pay affects or could result in a lien upon its assets; on the understanding, however that, the Joint Obligor and its subsidiaries shall not be obligated to pay or cause to pay any taxes, liability or claims appealed in good faith and by means of appropriate proceedings, and in respect of which appropriate exceptions shall be undertaken in accordance with applicable accountant provisions or other applicable generally accepted accounting principles, as applicable.

(e) Insurance maintenance. The Joint Obligors shall maintain, and each of the Joint Obligors shall cause that each of its subsidiaries, maintain insurance with insurance companies with an established reputation, reasonable for the Banks, consistent and in accordance with the practices of similar businesses, owning similar assets, and located in the same general areas or similar areas of business that the Joint Obligors or their subsidiaries operate.

(f) Business conduct and Existence. Each Joint Obligor shall, and shall cause their subsidiaries to, continue to engage and conduct the same general type of business and activities and preserve, renew and keep in full force its legal existence, permits, licenses, registrations and in general necessary authorizations to conduct his business.

(g) Books and Records. Each Joint Obligor shall, and shall cause their subsidiaries to keep proper books of records and accounts in which full, true and correct entries in respect of all the financial operations and assets of the Joint Obligors and its subsidiaries in accordance with the applicable accounting principles or other applicable generally accepted accounting principles, in a consistent manner with the accountant policies and guidelines used on the previous fiscal years.

(h) Inspection Rights. The Joint Obligor shall allow, and each Joint Obligor shall cause their subsidiaries to allow that the written designated representatives of the applicable Bank inspect the accounting registries, collection activities and/or assets of the Joint Obligors and their subsidiaries, if any. Such inspections shall be made prior request, previously noticed in writing to the Joint Obligor (as the case may be) with at least 5 (five) Business Days in advance (except in the event in which a default or early termination exists and continues, in which case such notice shall not be required), being such expenses charged to the Banks (except in the event in which a default or early termination exists and continues, in which case such expenses shall be charged to the Joint Obligors). Such inspections shall be undertaken in Business Days and in labor hours, so as not to interfere or interrupt the Joint Obligors operations. The Banks, in compliance with the Financial Institutions Law and other applicable provisions, shall maintain the Lender client privilege and in consequence shall maintain (and shall cause its representatives to maintain) in a confidential manner, all the information of the Borrower, of the Joint Obligor and of their subsidiaries obtained as a result of the reviews or inspections provided hereto, as such information does not acquire the character of public by different means of the Banks or its representatives; in the understanding that, the Banks may disclose such information, when is binding to do so pursuant the applicable law or by virtue of a requirement of a competent authority, prior written notice to the applicable Joint Obligor.

(i) Asset preservation. The Joint Obligors shall maintain and conserve, and shall cause each of their subsidiaries to maintain and preserver, all their assets that are used or that are useful for the development of their activities in good and normal conditions, except for the use and ordinary waste; in the understanding that, such obligation shall not prevent that each Joint Obligor or any of their subsidiaries discontinue the operation and maintenance of any of their assets, such discontinue is desirable in the conduction of its business and such discontinue, individually or jointly, shall not result in a Material Adverse Change.

(j) Transactions. The Joint Obligors shall carry out, and shall cause each of their subsidiaries to carry out, all its transactions, including those carried out with any of its affiliated, under market conditions.

(k) Governmental Authorizations. The Joint Obligors shall maintain, and shall cause each of their respective subsidiaries to maintain, in full force and effect, all licenses granted by, authorizations of, and registries before any governmental authority that are necessary pursuant to the applicable law or pursuant to reasonable practice of business for the performance of their activities and/or the rendering of air transportation services for passengers and cargo, including without limitation, in compliance with the antitrust legislation, legislation related to environmental protection or legislation related to health, and for the fulfillment of their obligations pursuant to this Agreement and for validity or enforceability of this Agreement and whose loss or cancelation results in a Material Adverse Change, including specifically all authorizations, concessions and certificates granted by the Transportation and Communications Ministry (Secretaría de Comunicaciones y Transportes), to Concesionaria to act as service provider of air transportation services pursuant to Mexican law.

(l) External Auditor. The Joint Obligors agree that their respective subsidiaries will maintain the same external auditor.

(m) Compliance with the Novated Purchase Agreement

(n) Amendments to the Original Purchase Agreement. The Joint Obligors agree to comply and cause the Borrower to comply with all terms and conditions provided in the Purchase Agreement. The Joint Obligors agree to not carry out, and cause the Borrower to not carry out, without the prior approval of the Banks any of the following:

(i)	terminate, cancel or allow the termination of the Novated Purchase Agreement or execute any agreement with Airbus that may result in the termination or cancellation of the Novated Purchase Agreement, in each case as related to the Financed Aircraft (or any portion thereof), except in such cases where such termination or cancellation is made in such circumstances that Airbus has the obligation to return the pre-delivery payments related to the Financed Aircraft and that Airbus has agreed with the Administrative Agent to carry out such returns directly to the Administrative Agent;

(ii)	grant its consent so that Airbus may have the possibility to assign or transfer its rights under the Purchase Agreement (as far as it is related with the Financed Aircraft) or the Step-In Agreement; or

(iii)	request, allow, accept or grant consent so that any pre-delivery payment may be transferred or applied with respect to any aircraft that is not a Financed Aircraft.

Additionally, the Joint Obligors are obligated to not execute, without the prior approval of the Banks, nor allow the Borrower to execute, any agreement with Airbus that may modify or amend any term of the Purchase Agreement (as far as it is related to any Financed Aircraft, or any portion thereof) that may result in:

1.	the cancellation of the purchase of any Financed Aircraft, except for the currently set forth in the Purchase Agreement, with respect to the loss of any Aircraft or for any circumstance under which paid by the Banks have been reimbursed or paid to them;

2.	the change in the pre-delivery payment date or amount, except when notified to the Banks at least 10 (ten) Business Days prior to such change and in the understanding that it must not exceed in any case the term set forth in Annex 1;

3.	that the price of purchase of any Financed Aircraft increases in an amount that exceeds 2% (two per cent) of such purchase price;

4.	that the date programmed for delivery of any Financed Aircraft be postponed or delayed for more than 180 (one hundred and eighty) days;

5.	that the technical specifications of any Financed Aircraft be modified in such manner that may materially reduce the value, life or possibility of commercialization of such Financed Aircraft, except as required by applicable law; and

6.	that any BFE is added to a Financed Aircraft that exceeds the amount of US$400,000.00 (four hundred thousand Dollars 00/100) with the exception of (i) it is required to replace a BFE due to the fact that its production has been discontinued, definitely ceased or delayed or that the approved manufacturer has ceased to be an approved manufacturer by Airbus or IAE,(ii) it is required by applicable law; or (iii) that the cost of such additional BFE is pre-paid to the applicable manufacturer or deposited to Airbus for its application on the day of the Aircraft.

For purposes of this clause the term “Purchase Agreement” shall mean the Original Purchase Agreement, as it is executed to this date, in accordance with the First and Second Novations. The parties agree that any other amendment that may be considered to modify the rights and interests of the Banks with respect to the Financed Aircrafts, in the reasonable opinion of the Banks must be approved by the Banks.

(n) Reimbursements and BFE and SSBFE Agreements. The Joint Obligors are hereby obligated to transfer definitely and irrevocably in favor of the assets on trust of the Borrower, any rights related to any reimbursement of the Financed Aircraft, except for the reimbursement payments referred in the Netting Letter, as well as any other right related to the BFE and SSBFE Agreements, and to maintain valid such BFE Agreements during the term of this Agreement. Such transfer shall be made no later than 6 (six) months before the delivery date of the Financed Aircraft.

(o) Exercise of Rights. The Joint Obligors will only exercise their rights or carry out any acts (including, without limitation instructions to the Borrower) that they may carry out by virtue of the powers granted in favor or derived from the Trust PDP Santander/Bancomext 1, the Trust PDP Santander/Bancomext 2 and the Step-In Agreement, prior written consent of the Banks.

FIFTEENTH.- Negative Covenants. So long as any amount payable according to this Agreement remains unpaid and is outstanding, the Borrower and each of the Joint Obligors:

(a) Debt. The Joint Obligors and their subsidiaries agree not to obtain any additional Debt without previous agreement in writing by the Banks to the extent that: (i) the execution of any agreements with respect to such Debt result in the Default of any of the payment obligations contained herein, and/or (ii) an Event of Default cause has occurred and is continuing (unless the resources of such additional Debt are put forth for the payment of the Credit Line, to the extent that is necessary for the total payment of the amounts owed under the Credit Line).

For the purposes of this section, “Debt” means with respect to the Joint Obligors and the Borrower, at any date, (a) financing agreements executed to this date, (b) financing agreements related to the purchase and sale of aircraft, and their engines; (c) financing of an amount up to USD$100,000,000 (one hundred million Dollars 00/100) for working capital; (d) financing among subsidiaries and/or affiliates of the Joint Obligors; (e) financings that substitute the aforementioned; (f) financings regarding derivatives transactions in order to cover fuel risks, exchange rate risks and interests rate risks in accordance with the risk management policies authorized by the Board of Directors of the Joint Obligors; and (g) financings in general, as long as they comply with the following financial ratio: that the adjusted long term debt be less or equal to 5.5 (five point five) times EBITDAR, that on any determination date, which will be obtain with the result of dividing:

1.	The sum of (a) the long term financial debt in such date, plus (b) the result of multiplying by 7 (seven) times the amount if the rent of aircraft, engines and parts of leased aircraft of the next 4 (four) quarters under the agreements documenting the lease of flight equipment, minus (c) the the unrestricted cash; the result of the foregoing divided by,

2.	the EBITDAR of the last 4 (four) quarters concluded to such date.

Additionally, for the effects of this clause, “EBITDAR” shall mean, at any date, the sum of (i) operating income (loss); (ii) depreciation and amortization; and (iii) rents of aircraft, engines and spares, under pure lease agreements

(b) Encumbrances. Agree, and agree that none of their subsidiaries, shall create, assume or permit any encumbrances to exist in relation to: (i) the assets that belong to Trust PDP Santander/Santander 2, unless they constitute an encumbrance in relation with this Agreement and (ii) assets, whether tangible or intangible (including stocks representing an interest in the capital stock of any subsidiary and any intellectual or industrial property), whether they are at the moment its property or were acquired after this date, unless, regarding the assets referred under this section (ii), which are the following Encumbrances (the “Allowed Encumbrances”):

(i)	encumbrances that are result of any tax, labor or social security obligation or those created by ministry of law, provided that any of the encumbrances has been opposed in good faith through the corresponding procedures and of which reserves or any other necessary provision according to the applicable accounting principles in Mexico or other accounting principles that are generally accepted, if it be the case;

(ii)	encumbrances that exist as a result of any judgment or court order of any court of law, provided that such judgment has been denied or its effects have been suspended through a court order within 60 (sixty) calendar days following the date it was ruled; and

(iii)	encumbrances in order to guarantee the permitted debt according to paragraph (a) above.

(iv)	all other encumbrances necessary for the operations and activities related with its social purpose.

(c) Mergers and Consolidations. The Joint Obligors may not, without previous written authorization from the Banks, in one or more related operations, (i) consolidate, divest or merge (as acquiring corporation or acquired corporation) with any other entity or (ii) directly or indirectly, transfer, sell, or in any other way transfer all or most of its assets in favor of any entity, notwithstanding, in respect to any of the operations described in paragraphs (i) and (ii) above, the entity with which such operation was carried out is a subsidiary of the Joint Obligors, and immediately after such operation becomes effective:

(1)	the entity that results or is established by virtue of such merger or consolidation is established as a Joint Obligor in accordance with this Agreement,

(2)	the Joint Obligor, or its successor, expressly agrees to indemnify the Lender regarding any tax, levy or government burden, of any nature, that may be imposed on the Lender as a consequence of the operation of which the case may be, in relation to payments under this Agreement;

(3)	its consequence is an event of default or an early termination cause; and

(4)	the Joint Obligor has delivered the Banks a certificate and a legal opinion by an independent firm, reasonably acceptable to the Administrative Agent, each of which points out, given the case, that such consolidation, divestiture, merger, transfer, and the agreements relating to such operation, comply with the applicable provisions of this clause. This being understood that the legal opinion to which this subsection refers is not required in the case that a Joint Obligor carries out the registration of representative stock of its share capital in the National Securities Registry (Registro Nacional de Valores) that is kept by the National Securities Commission (Comisión Nacional de Valores).

(d) Transfer of Assets. The Joint Obligors wont allow and each subsidiaries will not allow, without previous authorization from the Lender sell, or in any other way transfer its assets (including interest representing the capital stock pertaining to any subsidiary), except for:

(i)	the selling or transfer of the inventory of the Borrower, Joint Obligors and their subsidiaries in the natural course of their business; and

(ii)	the selling or transfer of assets in favor of any of the Borrower, Joint Obligors or its subsidiaries; and

(iii)	the authorized transfer of assets by means of a Sale and Lease Back of aircraft, engines or their parts, as long as they are carried out in the ordinary course of business.

The above being understood that the Joint Obligors may carry out the activities referred to in subsections (i) and (ii) above, provided that the total aggregate annual amount of such operations, and excluding those operations performed in the ordinary course of business, shall not exceed US$5,000,000.00 (five million Dollars 00/100) or its equivalent in another currency.

(e) Additional Financings. The Joint Obligors will not allow its subsidiaries, and the subsidiaries may not, grant any kind of Credit Line, credit or advance, with or without security, except those credits that are granted within the natural course of business between the Joint Obligors, as long as it has not incurred or continues in an event of default or an early termination cause.

(f) Change in the Nature of Business. The Joint Obligors will not allow its subsidiaries, and the subsidiaries may not, substantially change the commercial name or nature, in the Borrower’s case, of its purposes, and in the case of the Joint Obligors, of its principal activities as they have been carried out to the date of this Agreement.

(g) Amendments to the Trust PDP Santander/Bancomext 2. The Borrower and the Joint Obligors will not modify, complement or change in any way, and will not allow any other party to modify, complement or change any term of the Trust PDP Santander/Bancomext 2 nor the Step-In Agreement, without the prior written consent of the Bank.

(h) Payment of Dividends.

(i)	The Joint Obligors agree and shall cause their subsidiaries to refrain from celebrating o undertaking any obligation or agreement that, directly or indirectly, prohibits o restrains, or that has the effect of prohibiting or restraining, or imposing any condition to the declaration or payment of any kind of dividends or distributions to their shareholders or granting of credits or Credit Lines by any subsidiary to the Joint Obligors.

(ii)	The Joint Obligors agree not to declare or pay dividends o make distributions to their shareholders as long as any amount payable according to this Agreement remains unpaid; except for distributions that do not exceed 15% of the pre-tax earnings determined according to the accounting principles applicable to the immediately preceding fiscal year and as long as the Borrower is not currently in an event of default or an early termination cause.

The above in the understanding that the obligation to which subsection (g) refers will not applicable in the case that the Joint Obligor carries out the registration of its representative stock of its share capital in the National Securities Registry (Registro Nacional de Valores) that is kept by the National Securities Commission (Comisión Nacional de Valores).

(i) Settlement and Dissolution of the Joint Obligors. The Joint Obligors may not initiate a lawsuit or approve a ruling to be settled or diluted (or in order to undergo a settlement or dissolution) or to settle or dilute any of its subsidiaries, except (i) that such subsidiaries should not be necessary and (ii) in the Banks reasonable judgment, such settlement or dissolution does not significantly affect the Borrower or the Joint Obligor subject according to this Agreement.

(j) Waivers. The Joint Obligors may not, and shall not allow their subsidiaries to, cancel or grant reductions concerning payable debt to any of them, except (i) concerning debt between the Borrower and the Joint Obligors, and (ii) cancellations or reductions made in the natural course of their business.

(k) Capital Investment. The Joint Obligors may not, and shall not allow their subsidiaries to, incur in expenses or compromise expenses related to the acquisition of fixed assets or other assets, if an event of default or early termination cause has occurred and continues, or if, in the Banks’ reasonable judgment, as a result of such investment an event of default or an early termination cause may occur.

(l) Bylaws. The Joint Obligors may not, and shall not allow their subsidiaries to, modify the corporate purpose of its bylaws or any disposition of its bylaws that could reasonably be expected to have a Material Adverse Change, without previous consent of the Bank, except for those bylaw modifications that are required pursuant to a corporate restructuring in order to adapt them to the requirements of the Foreign Investment Law (Ley de Inversión Extranjera) and/or the Securities Market Law (Ley del Mercado de Valores) for stock corporations and for the purpose that the Joint Obligors register their representative stocks of its share capital in the National Securities Registry (Registro Nacional de Valores) that is kept by the National Securities Commission (Comisión Nacional de Valores).

(m) Decreases in Capital Stock. The Joint Obligors agree to abstain from celebrating or permitting their subsidiaries to celebrate shareholders meetings in which it is resolved, in any way, to repay or reduce its capital stock, except for those reductions and reimbursements of capital that are found directly related to the registration process for representative stocks of its share capital in the National Securities Registry (Registro Nacional de Valores) that is kept by the National Securities Commission (Comisión Nacional de Valores).

(n) Compensation. The Joint Obligors agree not to compensate or settle in any law suit, action, claim, dispute or pending process, for an amount that, individually, exceeds USD$10,000,000 (ten million Dollars 00/100) or its equivalent in any other currency or that they result in a Material Adverse Change.

(o) Concession. Concesionaria is hereby obligated to not modify in any way the Concession Title for the rendering of air transportation services of which Concesionaria is the holder, nor any other concession or government authorization related to the rendering of public air transportation services, except for those amendments to the Concession Title that: (i) correspond to an incorporation or change of aircraft registration marks (Annex 1); (ii) incorporation or domestic and/or international routes (Annex 2), (iii) amendment to the operation stations and/or maintenance and/or incorporation of sub-stations of operation or maintenance (Annex 3), (iv) update of the programmed development (Annex 4), and (v) any other amendment necessary to render the air transportation service, nor assign, transfer or encumbrance the rights derived from such title.

SIXTEENTH.- LIMITED REPRESENTATIVE OF THE BANKS.

(a) Appointment of Administrative Agent. In order to comply with the terms of the Step-In Agreement, and the Trust PDP Santander/Bancomext 2, and in order to have one representation before the parties of such agreements and thus Agreement, each Bank hereby irrevocably appoints, designates and authorizes Santander as the administrative agent (hereinafter referred to as the “Administrative Agent”) to take the actions and exercise the rights and comply with their obligations under this Agreement, and all documents related, along with the powers incidental for such effect. Furthermore, each Bank hereby authorizes and appoints the Administrative Agent as an agent (comisionista) under the terms of Articles 273 other related of the Mexican Commerce Code (Código de Comercio) to execute, deliver and perform any document related to this Agreement, the Trust PDP Santander/Bancomext 2 and the Step-In Agreement. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other related document, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth in this Agreement, nor shall the Administrative Agent have or be deemed to have any fiduciary relationship with any Bank, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other related document or otherwise exist against the Administrative Agent. Without limiting the generality of the foregoing sentence, the use of the term “representative” or “administrative agent” herein and in the other related documents with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

Notwithstanding any disposition to the contrary contained in this Agreement or any of the related documents, the Administrative Agent shall have no more duties or responsibilities than those set forth expressly herein, nor will the Administrative Agent have, or be considered to have, a fiduciary relationship with any Bank, and it will not imply the existence of any agreement, performance, responsibility, duty or obligation of this Agreement or any other related document with the Agreement, nor will they exist against the Administrative Agent. Without limiting the generality of this sentence, the term “representative” or “administrative agent” in this Agreement and the related documents referring to the Administrative Agent, shall not be construed as to imply any fiduciary obligation or others, implied (or express), that may arise from the representation theory under any applicable law. Instead, such term is only used commercially and is intended to create or reflect an administrative relationship between independent contracting parties.

The parties recognize that the Joint Obligors and the Borrower may direct any notice for the Banks in accordance with this Agreement to the Administrative Agent, who must in turn send copy of them to the Banks within the 3 (three) days following reception, in the understanding that the Joint Obligors and the Borrower are not responsible for such copy. Consistent with the foregoing, except as expressly provided otherwise herein, any amendment made or received by the Administrative Agent will have the same effects as if made or received by all the Banks.

Regarding notifications sent by the Administrative Agent to Bancomext with respect to which an answer is required from Bancomext, it is hereby understood that Bancomext has consented to the actions taken by the Administrative Agent if such Administrative Agent does not receive a response within 10 (ten) Business Days following receipt of such notice by Bancomext from the Administrative Agent.

The parties agree that the payments due to the Banks in terms of this Agreement shall be made directly to each Bank and that the Agent will not act as collector, receiver or hub of funds owed to the Banks and payer of the same. Additionally, each Bank must make the Disbursements that correspond to each of them directly to the Borrower, being that the Agent will also act as hub of such amounts for the Disbursements to the Borrower.

(b) Delegation of Duties. The Administrative Agent may execute any of its duties found in this Agreement or any other related document by or through any one or more sub-agents appointed by it, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects with reasonable care.

(c) Liability of Administrative Agent. Neither the Administrative Agent nor any of its Affiliates, officers, directors, employees, agents or attorneys in fact shall

(i) be liable for any action taken or omitted to be taken by it or any such Person under or in connection with this Agreement or any other related document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct), or

(ii) be responsible in any manner to any Bank for any recital, statement, representation or warranty made by the Borrower, the Joint Obligors or any of their officers, contained in this Agreement or in any other related document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other related document, or for any failure of the Borrower or the the Joint Obligors to perform its obligations hereunder or thereunder.

(iii) responsible to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, or facts stated in, this Agreement or any other related document, or to inspect the properties, books or records of the Borrower, Joint Obligors or any of its Subsidiaries.

(iv) responsible of proving the veracity or fulfillment of the commitments assumed by the Borrower or the Joint Obligors and/or investigate the existence of possible Defaultes or diminishing of solvency of them.

(v) responsible for the suitability, precision or integrity of the information made available by the Borrower, the Joint Obligors or any person related to the documents of this financing operation.

The Banks hereby exempt the Administrative Agent of any responsibility by error or omission in the performance of the activities that are attributed to them in this Agreement, except those that arise from negligence or willful misconduct.

(d) Reliance.

i.	The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, communication, signature, resolution, representation, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex, teletype or telephone message, electronic mail message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to the Borrower), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other related document unless it shall first receive such advice or concurrence of the Banks as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of failing to take, taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, in accordance with a request or consent of the Banks, and such request or any action taken or refrain from acting, in accordance with this Agreement, shall be enforceable against all Banks.

ii.	For purposes of determining compliance with the conditions specified in this Section, each Bank that has executed this Agreement shall be deemed to have consented to, approved, accepted or to be satisfied with, each document or other matter either provided by Administrative Agent to such Bank for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to such Bank unless the Administrative Agent shall have received notice from such Bank prior to the proposed Closing Date specifying its objection thereto.

(e) Notice of Default. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default, unless the Administrative Agent shall have received written notice from a Bank or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a “Notice of Default”. The Administrative Agent will notify the Bank of its receipt of any such notice. The Administrative Agent shall take such action with respect to such Default or Event of Default before Airbus or the other parties of the Step-In Agreement, in the understanding however, that unless and until the Administrative Agent has received any such written direction, the Administrative Agent may (but is not be obligated to) take such action, or refrain from taking such action.

(f) Credit Decision. Each Bank acknowledges that neither the Administrative Agent nor any of its Affiliates, officers, directors, employees, agents or attorneys-in-fact have made any representation or warranty to it, and that no act by the Administrative Agent hereinafter taken, including any consent to and acceptance of any assignment or any review of the affairs of the Borrower, the Joint Obligors and its Subsidiaries, shall be deemed to constitute any representation or warranty by the Administrative Agent to any Bank as to any matter, including whether the Administrative Agent has disclosed material information in its possession.

Each Bank represents to the Administrative Agent that it has, independently and without reliance upon the Administrative Agent and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrower, the Joint Obligors and its Subsidiaries and all applicable Bank regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Borrower hereunder.

Each Bank also represents that it will, independently and without reliance upon the Administrative Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action in accordance with this Agreement and the other related documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrower, the Joint Obligors and its Subsidiaries. Except for notices, reports and other documents expressly herein required to be furnished to the Banks by the Administrative Agent, the Administrative Agent shall not have any duty or responsibility to provide any Bank with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of the Borrower or Joint Obligors which may come into the possession of any of the Administrative Agent or any of their Affiliates, officers, directors, employees, agents or attorneys-in-fact.

(g) Indemnification. Whether or not the transactions contemplated hereby are consummated, the Banks shall indemnify upon demand the Administrative Agent and its Affiliates, directors, officers, agents and employees (to the extent not reimbursed by or on behalf of the Company and without limiting the obligation of the Company to do so), pro rata, and hold the Administrative Agent harmless from and against any and all consequences incurred in by error or omission; provided, however, that no Bank shall be liable for the payment to the Administrative Agent of any portion of such Indemnified Liabilities to the extent determined in a final judgment by a court of competent jurisdiction to have resulted from the Administrative Agent’s gross negligence or willful misconduct. Without limitation of the foregoing, each Bank shall reimburse the Administrative Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including Attorney Costs) incurred by the Administrative Agent in connection with the preparation, execution, delivery, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other related document, or any document contemplated by or referred to herein, to the extent that the Administrative Agent is not reimbursed for such expenses by or on behalf of the Borrower. The undertakings in this Section shall survive the payment of all other Obligations and the resignation or removal of the Administrative Agent.

(h) Administrative Agent acting. Santander and Bancomext agree and acknowledge that a consent obtained from both of the Banks shall be required in order for the Administrative Agent to perform any of the following actions or restrain which may result in affecting any rights of the Banks under this Agreement, in the understanding that the Administrative Agent is not allowed to agree on any amendment to the term, amount, rate or any other condition of the Credit Line without the prior consent of Bancomext. Pursuant to the above, the Banks accept that any action to be taken by the Banks against the Borrower and the Joint Obligors pursuant to the default of their obligations under this Agreement, shall always be initiated collectively by all of the Banks, in the understanding that the Administrative Agent does not assumes any liability of any nature in connection with such actions.

Santander and Bancomext agree that if the Administrative Agent receives any amounts derived of an action performed by it, with the unanimous consent of the Banks and the exercise of a right in favor of them, such amounts will be distributed by Santander and Bancomext in proportion of the Bancomext Portion and the Santander Portion in this Agreement.

(i) Administrative Agent in its Individual Capacity. Notwithstanding the provisions contained under Section (h) above, Santander and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of lending, trust, financial advisory, underwriting or other business with the Borrower, the Joint Obligors or the Borrower’s subsidiaries as though Santander was not the Administrative Agent hereunder and without notice to or consent of the Banks, and without the need to obtain their consent, as long as such activities don’t have as a result to affect the rights of the Banks under this Agreement. The Bank acknowledge that, pursuant to such activities, Santander or its Affiliates may receive information regarding the Borrower or any of its Affiliates (including information that may be subject to confidentiality obligations in favor of the Borrower or such Affiliate) and acknowledge that the Administrative Agent shall be under no obligation to provide such information to them. With respect to its Loans, Santander shall have the same rights and powers under this Agreement as any other Lender and may exercise such rights and powers as though it were not an Affiliate of the Administrative Agent, and the terms “Bank” and “Banks” include Santander in its individual capacity.

(j) Successor Administrative Agent. The Administrative Agent may resign upon thirty (30) days’ notice to the Banks. If the Administrative Agent resigns or is removed in accordance with this Agreement, the Banks shall appoint from among the Banks a successor agent for the Banks, which successor agent shall be subject to the prior approval of the Borrower at all times other than during the existence of an Event of Default (which consent of the Borrower shall not be unreasonably withheld or delayed). If no successor agent is appointed prior to the effective date of the resignation of the relevant existing Administrative Agent, then such existing Administrative Agent may appoint, after consulting with the Banks and the Borrower, a successor agent from among the Banks. Upon the acceptance of its appointment as the successor agent hereunder, such successor agent shall thereupon succeed to and become vested with all the rights, powers and duties of the retiring Administrative Agent, and the term “Administrative Agent” shall mean such successor agent. After the Administrative Agent’s resignation hereunder as Administrative Agent, the provisions of this section shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement. If no successor agent has accepted appointment as Administrative Agent by the date which is thirty (30) days following a retiring Administrative Agent’s notice of resignation, the retiring Administrative Agent’s resignation or removal shall nevertheless thereupon become effective and the Banks shall perform all of the duties of the Administrative Agent hereunder until such time, if any, as the Banks appoint a successor agent as provided for above.

SIXTEENTH.- ASSIGNMENT.- In terms of Article 299 of the General Law of Negotiable Instruments and Credit Operations, the Banks are hereby authorized to assign, discount, endorse, or in any other way negotiate, partially or in whole and even before they become due, the right to collect the Credit herein granted with the previous written consent granted by the Borrower and by the Joint Obligors (in the understanding that such consent may not be unreasonably denied and if a period of 15 Business Days have passed after the request from the Bank without receiving an answer from the Borrower and by the Joint Obligors, it shall be construed as granted by them). Likewise, the Bank may assign, discount, endorse or in any way transfer, totally or partially, their rights pursuant to this Agreement through a notice previously carried out to the Borrower and the Joint Obligors in the following cases: (i) in the case that such assignment takes place in favor of any affiliate of the Bank, and (ii) in favor of any financial institution in case that an event of default occurs pursuant to this Agreement.

In case the assignment referred in the paragraph above is carried out to any person that because of its domicile or for any other reason, creates tax burdens for the Borrower and/or Joint Obligors, greater or additional to those they currently have with respect to the Credit Line with the Banks, said additional tax burdens shall be borne by the assignee, in the understanding that the Borrower and the Joint Obligors will not be obligated to pay any additional amount to that effect.

Notwithstanding the above, the Banks may not make any assignments ton ay person related to the competitors of the Joint Obligors.

The Borrower may not assign its rights or obligations under this Agreement, without the prior written consent of the Banks.

EIGHTEENTH.- UNILATERAL TERMINATION OR RESTRICTION OF THE AGREEMENT.- The parties agree that the Banks are authorized to restrict the amount of the Credit Line or the term of which to disburse such credit, or both, as well as to unilaterally terminate this agreement at any time, through a simple written notice directed to the Borrower, consequently, any right to use the unspent balance will be similarly limited or restricted, as the case may be. This clause is subject to Article 294 of the General Law of Negotiable Instruments and Credit Operations.

NINETEENTH.- EARLY TERMINATION.- The Lender may early terminate the term for the payment of the benefits on behalf the Borrower and immediately require the total amount of the Credit Line, its interests and other legal accessories, if the Borrower or any Joint Obligor does not comply with any of the obligations assumed by this Agreement and especially in the following events (each one a “Default” or an “Event of Default”:

(a) Failure to make payments. If the Borrower or any Joint Obligor shall fail to pay when due (whether at stated maturity, by acceleration or pre-payment) any principal of or interest or any other amount required by this Agreement.

(b) Misrepresentation. If any representation made by the Borrower or by any Joint Obligor herein or which is contained in any certificate, document or financial statement furnished by it in compliance with this Agreement or any information or documentation furnished by the Borrower or by any Joint Obligor herein: (i) shall prove to have been false in any material respect, or (ii) shall prove to be mistaken or erroneous in any material respect and such error, incorrectness, is not remedied or cured within a period of 30 (thirty) calendar days from the (a) the Borrower or any Joint Obligor first becomes aware of such error or mistake, or (ii) the Administrative Agent or any of the Banks gives written notice to the Borrower of such error or mistake.

(c) Specific non-performance. The Borrower or any Joint Obligor, as the case may be, shall default in the observance or performance of any covenant contained in Clause Thirteen and Fourteen or such default continues for more than any applicable period of grace.

(d) Other Defaults. The Borrower or either of the Joint Obligors, as the case may be, shall default in the observance or performance of any other obligations contained in this Agreement (other than as provided in paragraphs (a) through (c) above), as well as any other document related to this Agreement, and such default shall continue uncured for a period of 30 (thirty) calendar days from the first of (i) the day the Borrower or any Joint Obligor first becomes aware of such default, or (ii) the Administrative Agent or any of the Banks gives written notice to the Borrower of such default.

(e) Default of other Agreements. (i) If any Joint Obligor or any of its subsidiaries default with, or incurs in an event of default with respect to any issuance deed, agreement or instrument related with any debt of such Joint Obligor or any of its subsidiaries (other that the debt incurred under this Agreement), and such default or event of default shall prove to have the early termination of such debt, or (ii) if any Joint Obligor or any of its subsidiaries shall fail to pay when due any principal, or interest or any other amount whatsoever payable by such Joint Obligors or any of its subsidiaries (other than the Allowed Debt incurred under this Agreement), involving an amount exceeding, jointly or separately, the amount of USD$5,000,000.00 (five million Dollars 00/100) or the equivalent thereof in any currency or (iii) that any Airbus Event of Default or allows any third party other than the Borrower and the Joint Obligors, to terminate or cancel the Original Purchase Agreement and the Step-In Agreement, or (v) that a Step-In Event exists (as defined in the Step-In Agreement).

(f) Default with Authorities. If the Borrower, any Joint Obligors or any of its subsidiaries shall default in the observance or performance of its obligations with any governmental authority, including without limitation, the Secretaría de Hacienda y Crédito Público, Instituto Mexicano del Seguro Social, Instituto del Fondo Nacional para la Vivienda de los Trabajadores or Sistema de Ahorro para el Retiro, and such default shall prove to have or may reasonable expect to have a Material Adverse Change.

(g) Insolvency. (i) if any Joint Obligor or any of their subsidiaries commences any proceeding or action (A) under any existing or future law of any jurisdiction (domestic or foreign) relating to concurso mercantil, insolvency, bankruptcy reorganization or relief of debtors, seeking to adjudicate it a concurso mercantil, Lenderrupt or insolvent, or seeking reorganization, arrangement, liquidation, dissolution, or other relief with respect to it or its debts, or (B) seeking appointment of a síndico, conciliador, receiver, auditor, custodian, manager, conservator, or other similar official for all or any substantial part of its assets, or if any Joint Obligor or any of its subsidiaries makes a general assignment for the benefit of its creditors; or (ii) any proceeding or other action of similar nature as such referred to in this clause (i) above has commenced against the Joint Obligor or any of its subsidiaries which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) any action related thereto remains undismissed for a period of 60 (sixty) calendar days; or (iii) there shall be commenced under any existing or future law of Mexico or by any competent jurisdiction against the Joint Obligor or any of its subsidiaries, any proceeding or other action seeking issuance of a warrant of attachment, execution or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been discharged, or stayed or bonded pending appeal within 60 (sixty) calendar days from the entry thereof; or (iv) the Borrower or any of the Joint Obligors or its subsidiaries is unable to, or admits in writing its inability to, pay its debts as they become due.

(h) Judgments. Any judgments that may not be contested, involving in the aggregate an amount exceeding, jointly or separately, USD$5,000,000 (five million Dollars 00/100) or the equivalent thereof in any currency, against the Borrower, any Joint Obligor and/or any of its subsidiaries, and that it has as a consequence a Material Adverse Effect.

(i) Effectiveness of the Agreement. (i) The Borrower and any Joint Obligor or its subsidiaries appeal the effectiveness and enforcement of any document related herewith, (ii) a judicial, arbitral or administrative proceeding commences in order to appeal the effectiveness and enforcement of this Agreement, or (iii) any covenant of the Joint Obligors under this Agreement ceases to be valid and enforceable.

(j) Authorizations. (i) If any license, approval, registry, permit or government authorization or of any other nature necessary for the execution or compliance by the Borrower or by any of the Joint Obligors or its subsidiaries of this Agreement, or for the validity or enforceability of this Agreement, the Promissory Notes or any other related documents that is not obtained, maintained or has been revoked, modified or is no longer valid and if any license, concession, certificate, consent, registry, permit or government authorization or of any other nature of the Borrower and the Joint Obligors to carry out its activities in the ordinary course of business, including, without limitation, any other authorizations, concessions and certificates, granted by the Ministry of Transportation and Communications to the Joint Obligors to act as concessionaire of public air transportation services in accordance with Mexican law are not obtained, maintained or revoked or cease to be valid and such situation is not cured within 60 (sixty) days, as long as such term does not result in a Material Adverse Effect under the el Step-In Agreement.

(k) Expropriation. If any governmental authority nationalizes, seizes, intervenes or otherwise expropriates all or any substantial part of the assets of any of the Borrower or of any Joint Obligor or of its subsidiaries or the shares issued by, or property of (as the case may be) any of the Joint Obligor or its subsidiaries, or takes any action (including the aforesaid) that would prevent the Borrower or any Joint Obligor from performing any of their obligations under this Agreement.

(l) Material Adverse Effect. If any circumstance, event or condition on the business, operations, assets, conditions (financial or otherwise) or substantial part of the Borrower, any Joint Obligor or its subsidiaries, occurs that affects (a) the capacity of the Borrower or any of the Joint Obligors to punctually perform any of its covenants under this Agreement, (b) the legality, validity or enforceability of this Agreement, or (c) the rights and remedies of the Banks under this Agreement. In order to determine if an adverse effect is substantial the general financial and operational situation of the Borrower and the Joint Obligors shall be considered, jointly (a “Material Adverse Effect”).

(m) Share structure and Change of Control. If there occurs any Change of Control without prior written consent of the Banks, in the understanding that the Joint Obligors can make modifications to their share structure only in the case that such change is the effect of registering representative stock of its share capital in the National Securities Registry (Registro Nacional de Valores) that is kept by the National Securities Commission (Comisión Nacional de Valores) and any sale of shares thereafter.

(n) Material Adverse Change. Any event shall occur affecting adversely and substantially the economic situation or the business in which the Joint Obligors participate.

(o) Business Irruption. In any event that any of the Joint Obligors shall stop or in any way cease the activities considered substantial in its regular course of business.

(p) Default of other obligations. If any of the Borrower and/or the Joint Obligors cease to make the contributions or in any manner alter, modify, cancel or terminate their contribution and/or assignment in favor of the assets of the Borrower, of nay rights related to any reimbursement of the PDP’s with respect to the Financed Aircraft as well as any rights related to the BFE and SSBFE Agreements, as well as credits for engines.

(q) Reserve Account. If the Borrower or the Joint Obligors do not restitute the amounts disbursed by the Borrower to the Reserve Account in order to make payments to the Banks in accordance with this Agreement in a maximum term of 5 (five) days following the date in which the Borrower has disbursed such amounts.

TWENTIETH.- SURVEILLANCE.- The Banks shall have at all time the right to ensure that the amount of the Credit Line is destined to the purposes specified herein and may designate a person that ensures the accurate compliance of the Borrower’s covenants. With respect to accounting aspects, the Banks are entitled to order, at their cost, audits as often as deem appropriate performed by auditors designated by the Banks, as long as the operations of the Borrower are not affected. The Borrower agrees to deliver the Banks all the documents or data reasonably requested in connection with the faculty contained in this clause.

TWENTYFIRST.- CERTIFICATION.- The parties agree that the accounting balance statement of this instrument certified by the Lender’s Accountant shall be an executive instrument and shall be conclusive evidence with respect to the balance of indebtedness the Borrower, for all applicable legal effects, in accordance with Article 68 of the Financial Institution Law.

TWENTYSECOND.-NOTICES.- All notices and in general other communications to be given or made under this Agreement, including service of process, shall be delivered to the following domiciles, and in every case, the notice shall be effective when made at the following domiciles:

Banks:	Santander Domicile: Prolongación Paseo de la Reforma No. 500, Colonia Lomas de Santa Fe, Delegación Álvaro Obregón, México, Distrito Federal, C.P. 01219. Module 403

Attention: Osvaldo Rancé Cachafeiro / Francisco García

Tel.: + 52 (55) 5269-2836 / +52 (55) 5261-7392

Fax.: + 52 (55) 5269-2227 / + 52 (55) 5269-1833

Email: orance@santander.com.mx / fjgarcias@santander.com.mx

Bancomext

Domicile:

Periférico Sur 4333, Colonia Jardines en la Montaña, Delegación Tlalpan, México, Distrito Federal, C.P. 14210.

Attention:

Attention: Ricardo Luis Ramos San Martín y René Ross Valenzuela

Tel.: 5449-9235 / 5449-9126

Fax.: 5449-9485

Email: rramos@bancomext.gob.mx / rross@bancomext.gob.mx

Borrower

Deutsche Bank México, S.A., Institución de Banca Múltiple, División Fiduciaria, as trastee under Trust No. F/[*]

Domicile:

Blvd. Manuel Avila Camacho No. 40, Piso 17

Colonia Lomas de Chapultepec

C.P. 11000

México, Distrito Federal

Attention: Carlos Jáuregui Baltazar and/or Luis Alberto Ramírez

Trust Division

Tel: 5201-8000

Fax: 5201-8144

Email: carlos.jauregui@db.com, luis-alberto.ramirez@db.com

Joint Obligors:

CONTROLADORA

Domicile: Avenida Prolongación Paseo de la Reforma # 490, Primer Piso

Colonia Santa Fe Peña Blanca

Código Postal 01210

México Distrito Federal

Attention: General Counsel

Tel.: 52616400

CONCESIONARIA

Domicile: Avenida Prolongación Paseo de la Reforma # 490, Primer Piso

Colonia Santa Fe Peña Blanca Código Postal 01210 México Distrito Federal Attention: General Counsel Tel.: 526166400

The parties may amend the domiciles hereof, provided that such amendment shall be notified by written notice to the other parties.

TWENTYTHIRD.- WAIVER.- If any of the Banks fail to exercise or delays in the exercise of any right or privilege pursuant to this Agreement, shall not be construed, for such fact, that that such Bank has waived said rights or privileges. Likewise, any total or partial exercise of any right or privilege under this Agreement shall not prevent any future exercise or the exercise of any other right or privilege. The remedies stated herein, shall not exclude the present or future provisions of the applicable law.

TWENTYFOURTH.- CREDIT LINE REPORTS.- The Borrower and the Joint Obligors hereby authorize each of the Banks to furnish and, if applicable, request information related to its economic situation, financial and credit operations, and to the credit information institutions referred to in the Ley para Regular las Sociedades de Información Crediticia, and other financial institutions which are members of Santander Financial Group, prior or after the execution of this Agreement.

TWENTYFIFTH.- GOVERNING LAW, SUBMITTION TO JURISDICTION AND COMPLIANCE.- All the matters not considered under this Agreement the parties shall be governed by and construed in accordance with the General Law of Negotiable Instruments and Credit Operations, the Law of Credit Institutions and any other applicable provisions. For the interpretation and compliance of this Agreement, the parties hereby irrevocably and unconditionally submit to the jurisdiction of the courts of Mexico, Federal District, in any legal action, suit or proceeding arising out of or relating to this Agreement, and the parties expressly waive any other forum or court that may correspond by reason of their present or future domiciles or otherwise.

TWENTYSEVENTH.- EXHIBITS.- The parties agree that the exhibits referred to in this agreement form part of this Contract.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused this Agreement in 5 (five) copies each one considered as an original and together the same instrument, as of the date first above written.

THE BANKS

BANCO SANTANDER (MÉXICO), S.A.

INSTITUCIÓN DE BANCA MÚLTIPLE

GRUPO FINANCIERO SANTANDER

By:	/s/ Mauricio Rebolledo Fernández		By:	/s/ Osvaldo Rancé Cachafeiro
	Name:	Mauricio Rebolledo Fernández		Name:	Osvaldo Rancé Cachafeiro
	Title:	Legal representative		Title:	Legal representative

BANCO NACIONAL DE COMERCIO EXTERIOR, S.N.C.

By:	/s/ Eduardo Muñiz Juárez		By:	/s/ Ricardo Ramos San Martín
	Name:	Eduardo Muñiz Juárez		Name:	Ricardo Ramos San Martín
	Title:	Legal representative		Title:	Legal representative

ADMINISTRATIVE AGENT

BANCO SANTANDER (MÉXICO), S.A.

INSTITUCIÓN DE BANCA MÚLTIPLE

GRUPO FINANCIERO SANTANDER

By:	/s/ Mauricio Rebolledo Fernández		By:	/s/ Osvaldo Rancé Cachafeiro
	Name:	Mauricio Rebolledo Fernández		Name:	Osvaldo Rancé Cachafeiro
	Title:	Legal representative		Title:	Legal representative

THE BORROWER

DEUTSCHE BANK MÉXICO, S. A.,

INSTITUCIÓN DE BANCA MÚLTIPLE,

DIVISIÓN FIDUCIARIA ACTING AS TRUSTEE OF THE

TRUST No. F/1498

By:
	Name:	Carlos Jáuregui Baltazar
	Title:	Fiducairy delegate

THE JOINT OBLIGORS

CONTROLADORA VUELA COMPAÑÍA DE AVIACIÓN, S.A.P.I. DE C.V.

CONTROLADORA VUELA COMPAÑÍA DE AVIACIÓN, S.A.P.I. DE C.V.

By:
	Name:	Fernando Suárez Gerard
	Title:	Legal representative

CONCESIONARIA VUELA COMPAÑÍA DE AVIACIÓN, S.A.P.I. DE C.V.

By:
	Name:	Fernando Suárez Gerard
	Title:	Legal representative

ANNEX 1

DISBURSEMENTS AND AMORTIZATIONS

			AC # 24
PDP/Reimbursement	Concept	Payment date	Total Amount	Santander Portion	Bancomext Portion
Paid by Volaris		29-Jul-11	2,294,016.85	1,379,541.27	914,475.58
PDP	24M		—	—	—
PDP	18M	01-Aug-11	3,058,689.13	1,839,388.36	1,219,300.77
PDP	12M	01-Feb-12	2,294,016.85	1,379,541.27	914,475.58
PDP	6M	01-Aug-12	2,294,016.85	1,379,541.27	914,475.58
Reimbursement	Amortization	01-Aug-13	(9,940,739.68)	(5,978,012.19)	(3,962,727.49)

			AC # 25
PDP/Reimbursement	Concept	Payment date	Total Amount	Santander Portion	Bancomext Portion
Paid by Volaris		29-Jul-11	2,294,016.85	1,379,541.27	914,475.58
PDP	24M		—	—	—
PDP	18M	01-Sep-11	3,058,689.13	1,839,388.36	1,219,300.77
PDP	12M	01-Mar-12	2,294,016.85	1,379,541.27	914,475.58
PDP	6M	03-Sep-12	2,294,016.85	1,379,541.27	914,475.58
Reimbursement	Amortization	02-Sep-13	(9,940,739.68)	(5,978,012.19)	(3,962,727.49)

			AC # 26
PDP/Reimbursement	Concept	Payment date	Total Amount	Santander Portion	Bancomext Portion
Paid by Volaris		29-Jul-11	2,294,016.85	1,379,541.27	914,475.58
PDP	24M		—	—	—
PDP	18M	01-Nov-11	3,058,689.13	1,839,388.36	1,219,300.77
PDP	12M	01-May-12	2,294,016.85	1,379,541.27	914,475.58
PDP	6M	01-Nov-12	2,294,016.85	1,379,541.27	914,475.58
Reimbursement	Amortization	01-Nov-13	(9,940,739.68)	(5,978,012.19)	(3,962,727.49)

			AC # 27
PDP/Reimbursement	Concept	Payment date	Total Amount	Santander Portion	Bancomext Portion
Paid by Volaris		29-Jul-11	2,294,016.85	1,379,541.27	914,475.58
PDP	24M		—	—	—
PDP	18M	01-Dec-11	3,058,689.13	1,839,388.36	1,219,300.77
PDP	12M	01-Jun-12	2,294,016.85	1,379,541.27	914,475.58
PDP	6M	03-Dec-12	2,294,016.85	1,379,541.27	914,475.58
Reimbursement	Amortization	02-Dec-13	(9,940,739.68)	(5,978,012.19)	(3,962,727.49)

			AC # 28
PDP/Reimbursement	Concept	Payment date	Total Amount	Santander Portion	Bancomext Portion
Paid by Volaris		29-Jul-11	764,672.28	459,847.09	304,825.19
PDP	24M	01-Aug-11	1,529,344.57	919,694.18	609,650.39
PDP	18M	01-Feb-12	3,058,689.13	1,839,388.36	1,219,300.77
PDP	12M	01-Aug-12	2,294,016.85	1,379,541.27	914,475.58
PDP	6M	01-Feb-13	2,294,016.85	1,379,541.27	914,475.58
Reimbursement	Amortization	03-Mar-14	(9,940,739.68)	(5,978,012.19)	(3,962,727.49)

			AC # 29
PDP/Reimbursement	Concept	Payment date	Total Amount	Santander Portion	Bancomext Portion
Paid by Volaris		29-Jul-11	782,735.41	470,709.62	312,025.79
PDP	24M	01-Feb-12	1,565,470.82	941,419.24	624,051.58
PDP	18M	01-Aug-12	3,130,941.63	1,882,838.48	1,248,103.15
PDP	12M	01-Feb-13	2,348,206.22	1,412,128.86	936,077.36
PDP	6M	01-Aug-13	2,348,206.22	1,412,128.86	936,077.36
Reimbursement	Amortization	01-Sep-14	(10,175,560.30)	(6,119,225.07)	(4,056,335.23)

			AC # 30
PDP/Reimbursement	Concept	Payment date	Total Amount	Santander Portion	Bancomext Portion
PDP/Reimbursement	Concepto	Fecha de Pago	Monto Total	Porción Santander	Porción Bancomext
Paid by Volaris		29-Jul-11	782,735.41	470,709.62	312,025.79
PDP	24M	01-May-12	1,565,470.82	941,419.24	624,051.58
PDP	18M	01-Nov-12	3,130,941.63	1,882,838.48	1,248,103.15
PDP	12M	01-May-13	2,348,206.22	1,412,128.86	936,077.36
PDP	6M	01-Nov-13	2,348,206.22	1,412,128.86	936,077.36
Reimbursement	Amortization	01-Dec-14	(10,175,560.30)	(6,119,225.07)	(4,056,335.23)

ANNEX 2

DISBURSEMENT REQUEST

[Letterhead of the Borrower]

Mexico, Federal District, [*], [*], 2011

Banco Nacional de Comercio Exterior, S.N.C.

Periférico Sur 4333

Colonia Jardines en la Montaña

Delegación Tlalpan, México

Distrito Federal, C.P. 14210

Attention: Ricardo Ramos San Martín

Banco Santander (México), S.A.

Institución de Banca Múltiple

Grupo Financiero Santander

Prol. Paseo de la Reforma 500 4o Piso

Modulo 403

México, D.F. 01219

Attention: Osvaldo Rancé Cachafeiro

Ref: Credit Agreement

Dear sirs:

We make reference to the Revolving Credit Line Agreement, dated as of July 27, 2011, (the “Credit Line Agreement”) among Deutsche Bank México, S.A., Institución de Banca Múltiple, División Fiduciaria, acting solely as Trustee of the Trust number F/1498, as borrower (the “Borrower” or, as trustee pursuant to the Trust number F/1498, the “Trustee”), and Banco Santander (Mexico), S.A., Institución de Banca Mútliple, Grupo Financiero Santander and Banco Nacional de Comercio Exterior, S.N.C., acting as Lenders (the “Bank” or “Banks”); with the acknowledgement and consent of Controladora Vuela Compañía de Aviación, S.A.P.I. de C.V. and Concesionaria Vuela Compañía de Aviación, S.A.P.I. de C.V., as Joint Obligors of the Borrower. Capitalized terms used but not defined herein shall have the meaning specified in the Credit Line Agreement.

In connection with the aforementioned and pursuant to the terms of the Credit Line Agreement, we hereby and irrevocably notify that the Borrower wishes to disburse on [*] [*], 2011, an amount of US$[            ] ([million] Dollars 00/100), which must be deposited in the account set forth herein.

By virtue of the aforementioned, we irrevocably instruct the Lender to deposit the amounts corresponding to the applicable disbursementin the following account:

Bank: [*]

Beneficiary: Deutsche Bank México, S.A., Trust F/1498

Clave SWIFT: [*]

Account No.: [*]

CLABE: [*]

Very truly yours,

Deutsche Bank México, S.A., Institución de Banca Múltiple, División Fiduciaria, acting solely as Trustee of Trust number F/1498,

Name:	Carlos Jáuregui Baltazar
Title:	Fiducairy delegate

ANNEX 3

FORM OF PROMISSORY NOTE

PROMISSORY NOTE

Pursuant to value hereby received, Deutsche Bank México, S.A., Institución de Banca Múltiple, División Fiduciaria, acting exclusively as trustee of the Trust Number F/1498 (the “Trustee”) by this Promissory Note unconditionally promises to pay to the order of Banco Santander (México), S.A. Institución de Banca Múltiple, Grupo Financiero Santander and of Banco Nacional de Comercio Exterior, S.N.C. (the “Lender”) the principal sum of US$[            ] ([            ] Dollars 00/100) (the “Principal Sum”) payable in [            ] ([            ]) installments, in each of the following dates (each of which dates are a “Payment Day” and the last of which is the “Expiration Date”) for the amounts set forth as follows:

[INCLUDE THE CALENDAR CORRESPONDING TO EACH PROMISSORY NOTE]

			AC # 24
PDP/Reimbursement	Concept	Payment date	Total Amount	Santander Portion	Bancomext Portion
Paid by Volaris		29-Jul-11	2,294,016.85	1,379,541.27	914,475.58
PDP	24M		—	—	—
PDP	18M	01-Aug-11	3,058,689.13	1,839,388.36	1,219,300.77
PDP	12M	01-Feb-12	2,294,016.85	1,379,541.27	914,475.58
PDP	6M	01-Aug-12	2,294,016.85	1,379,541.27	914,475.58
Reimbursement	Amortization	01-Aug-13	(9,940,739.68)	(5,978,012.19)	(3,962,727.49)

			AC # 25
PDP/Reimbursement	Concept	Payment date	Total Amount	Santander Portion	Bancomext Portion
Paid by Volaris		29-Jul-11	2,294,016.85	1,379,541.27	914,475.58
PDP	24M		—	—	—
PDP	18M	01-Sep-11	3,058,689.13	1,839,388.36	1,219,300.77
PDP	12M	01-Mar-12	2,294,016.85	1,379,541.27	914,475.58
PDP	6M	03-Sep-12	2,294,016.85	1,379,541.27	914,475.58
Reimbursement	Amortization	02-Sep-13	(9,940,739.68)	(5,978,012.19)	(3,962,727.49)

			AC # 26
PDP/Reimbursement	Concept	Payment date	Total Amount	Santander Portion	Bancomext Portion
Paid by Volaris		29-Jul-11	2,294,016.85	1,379,541.27	914,475.58
PDP	24M		—	—	—
PDP	18M	01-Nov-11	3,058,689.13	1,839,388.36	1,219,300.77
PDP	12M	01-May-12	2,294,016.85	1,379,541.27	914,475.58
PDP	6M	01-Nov-12	2,294,016.85	1,379,541.27	914,475.58
Reimbursement	Amortization	01-Nov-13	(9,940,739.68)	(5,978,012.19)	(3,962,727.49)

			AC # 27
PDP/Reimbursement	Concept	Payment date	Total Amount	Santander Portion	Bancomext Portion
Paid by Volaris		29-Jul-11	2,294,016.85	1,379,541.27	914,475.58
PDP	24M		—	—	—
PDP	18M	01-Dec-11	3,058,689.13	1,839,388.36	1,219,300.77
PDP	12M	01-Jun-12	2,294,016.85	1,379,541.27	914,475.58
PDP	6M	03-Dec-12	2,294,016.85	1,379,541.27	914,475.58
Reimbursement	Amortization	02-Dec-13	(9,940,739.68)	(5,978,012.19)	(3,962,727.49)

			AC # 28
PDP/Reimbursement	Concept	Payment date	Total Amount	Santander Portion	Bancomext Portion
Paid by Volaris		29-Jul-11	764,672.28	459,847.09	304,825.19
PDP	24M	01-Aug-11	1,529,344.57	919,694.18	609,650.39
PDP	18M	01-Feb-12	3,058,689.13	1,839,388.36	1,219,300.77
PDP	12M	01-Aug-12	2,294,016.85	1,379,541.27	914,475.58
PDP	6M	01-Feb-13	2,294,016.85	1,379,541.27	914,475.58
Reimbursement	Amortization	03-Mar-14	(9,940,739.68)	(5,978,012.19)	(3,962,727.49)

			AC # 29
PDP/Reimbursement	Concept	Payment date	Total Amount	Santander Portion	Bancomext Portion
Paid by Volaris		29-Jul-11	782,735.41	470,709.62	312,025.79
PDP	24M	01-Feb-12	1,565,470.82	941,419.24	624,051.58
PDP	18M	01-Aug-12	3,130,941.63	1,882,838.48	1,248,103.15
PDP	12M	01-Feb-13	2,348,206.22	1,412,128.86	936,077.36
PDP	6M	01-Aug-13	2,348,206.22	1,412,128.86	936,077.36
Reimbursement	Amortization	01-Sep-14	(10,175,560.30)	(6,119,225.07)	(4,056,335.23)

			AC # 30
PDP/Reimbursement	Concept	Payment date	Total Amount	Santander Portion	Bancomext Portion
PDP/Reimbursement	Concepto	Fecha de Pago	Monto Total	Porción Santander	Porción Bancomext
Paid by Volaris		29-Jul-11	782,735.41	470,709.62	312,025.79
PDP	24M	01-May-12	1,565,470.82	941,419.24	624,051.58
PDP	18M	01-Nov-12	3,130,941.63	1,882,838.48	1,248,103.15
PDP	12M	01-May-13	2,348,206.22	1,412,128.86	936,077.36
PDP	6M	01-Nov-13	2,348,206.22	1,412,128.86	936,077.36
Reimbursement	Amortization	01-Dec-14	(10,175,560.30)	(6,119,225.07)	(4,056,335.23)

Likewise, the Borrower also unconditionally promises to pay the Lender, without prior request, ordinary interests over the unpaid Principal Sum during each Interest Period due (as this term is defined herein) since the date of this Promissory Note and until the Expiration Date, on an annual rate equivalent to the Ordinary Interest Rate (as this term is defined herein).

Interests will be due quarterly on the last day of each Period of Interests; in the understanding that, in case such day is not a Business Day, such payment shall be made on the next Business Day (each one an “Interest Payment Date”); in the understanding that the last Interest Payment Day shall occur precisely on the Expiration Date.

In case of an event of default concerning the payment of any amount due under this Note (except for ordinary interest) default interest will generate over the due and unpaid amount, beginning on the date in which such amount should have been paid until it is paid in full, at an annual interest rate of 1.25 (one point twenty five) times the Ordinary Interest Rate applicable during the period in which the default occurs and continues (the “Default Interest Rate”).

If any Payment Date or any Interest Payment Date occurs on a day which is not a Business day, such payment shall be made on the next Business Day.

Ordinary Interest hereunder shall be calculated on the basis of the actual number of days elapsed divided by 360 (three hundred sixty), including the first day but excluding the last day of the corresponding calculation period.

Default Interest due under this Note shall be calculated by dividing the Default Interest Rate applicable by three hundred sixty (360) and the result will be applied to the amounts due and unpaid, the result will be the default interest of each day that the Borrower agrees to pay on demand according to this Promissory Note.

For purposes of this Promissory Note, the following terms shall have the following meanings:

“Business Day” means any day in which the banking institutions in Mexico are not authorized to be closed.

“Dollars” or “$” means the legal currency of the United States of America.

“Interest Period” means, for the first interest period, the period that begins on the date of this Promissory Note and ends on the Payment Date, and for each subsequent period, the period that begins the last day of the Interest Period next succeeding and that concludes on the next Payment Date.

“Ordinary Interest Rate” means, a rate equivalent to the LIBOR rate plus a margin of 265 (two hundred and sixty five) base points.

The Borrower will makes all payments of principal, interest, commissions and any other amount due under this Promissory Note free of interest, contributions, withholdings, deductions, fees or any other fiscal responsibility due under the laws, regulations and other applicable legal dispositions in the United Mexican States, without any compensation, in immediately available funds, before 12:00PM (Mexico City, Federal District, United Mexican States) of the day in which the amount concerning becomes due. All payments made by the Borrower according to this Promissory Note shall be made in Dollars, through the account held between the Borrower and Banco Santander (México), S.A. Institución de Banca Múltiple, Grupo Financiero Santander.

The Borrower agrees to repay upon demand, in the same way and using the same funds, any costs and reasonable and duly justified amounts incurred in relation to the compliance or execution of this Promissory Note (including, without limitation, all documented legal costs).

The Borrower hereby waives any judicial proceedings, file, presentation, notice or lawsuit of any nature en relation to this Promissory Note.

Pursuant to Article 128 of the General Law of Credit Instruments of the United Mexican States, the period of presentment of this Promissory Note is hereby irrevocably extended until the date that is 6 (six) months after its Expiry Date; provided, however, that such extension does not imply that this Promissory Note cannot be presented for payment at an earlier date.

This Promissory Note shall be governed and interpreted according to the laws of the United Mexican States.

Concerning everything related to this Promissory Note, the Trustee hereby irrevocably submits to the jurisdiction of the courts of Mexico City, federal District, United States of Mexico, renouncing any other jurisdiction that by reason of his address, present or future, or any other reason, might correspond.

In case of a discrepancy between this Promissory Note and the Credit Line Agreement dated July 27, 2011 entered into by and between Deutsche Bank México, S.A., Institución de Banca Múltiple, División Fiduciaria, acting solely as trustee of Trust f/1498; Banco Santander (México), S.A., Institución de Banca Múltiple, Grupo Financiero Santander as lender and administrative agent and Banco Nacional de Comercio Exterior, S.N.C.; and Controladora Vuela Compañía de Aviación, S.A.P.I. de C.V. and Concesionaria Vuela Compañía de Aviación, S.A.P.I. de C.V., (the “Credit Line Agreement”), the Credit Line Agreement will prevail.

This Promissory Note is executed in      pages which constitute one document.

Mexico City, Mexico, on              201

The Borrower

Deutsche Bank México, S.A., Institución de Banca Múltiple,

División Fiduciaria, acting solely as Trustee in Trust F/1498

By:
	Name:	Carlos Jáuregui Baltazar
	Title:	Fiduciary Delegate

Domicile:

Blvd. Manuel Ávila Camacho No 40, Piso 17

Colonia Lomas de Chapultepec, C.P. 11000

Mexico City, Mexico

As Joint Obligor

CONTROLADORA VUELA COMPAÑÍA DE AVIACIÓN, S.A.P.I. DE C.V.

By:
	Name:	Fernando Suárez Gerard
	Title:	Legal representative

CONCESIONARIA VUELA COMPAÑÍA DE AVIACIÓN, S.A.P.I. DE C.V.

By:
	Name:	Fernando Suárez Gerard
	Title:	Legal representative

ANNEX 4

BANK ACCOUNTS

THE BORROWER

BANCOMEXT

Account in the U.S
Currency : US Dollars

Standard Chartered Bank
Nueva York, N. Y.

Account number	3544 034 030 001 MATRIZ
FEDWIRE	026002561
CHIPS	0256
SWIFT	SCBLUS33

ADDRESS: One Madison Avenue Third Floor, Nueva York, N. Y., C.P. 10010

SANTANDER

Account Name:	Banco Santander (Mexico), S.A.
Bank:	JP Morgan Chase Bank, N.A.
Account Number:	400047144
Address:	4 New York Plaza, 15th floor, 10004 New York, NY, USA
FEDWIRE
CHIPS
SWIFT

ANNEX 5

RESPONSIBLE OFFICER CERTIFICATE

[NAME OF THE BORROWER/JOINT OBLIGORS]

[Name of the Responsible Officer], as [title] of [Name of Borrower]/[Joint Obligors], a company [—] duly organized and existing under the laws of Mexico (the “Company”), pursuant to certain revolving credit line agreement dated July 27, 2011 (the “Credit Line Agreement”), entered into by and between Deutsche Bank México, S.A., Institución de Banca Múltiple, División Fiduciaria, acting exclusively as trustee in Trust f/1498, as borrower; Banco Santander (México), S.A., Institución de Banca Múltiple, Grupo Financiero Santander as lender and administrative agent, and Banco Nacional de Comercio Exterior, S.N.C. as lender and on the other hand Controladora Vuela Compañía de Aviación, S.A.P.I. de C.V. and Concesionaria Vuela Compañía de Aviación, S.A.P.I. de C.V., each, individually, as a joint obligor and jointly as the joint obligors, I hereby certify that to this date:

1. The representations made by [Name of the Borrower] / [Nam of the Joint Obligors] pursuant to the credit Line Agreement and/or the agreements, certificates, instruments and documents related with it, are true and correct in all respects and are valid and fully enforceable to this date.

2. There has been no default in the obligations of [Name of the Borrower] / [Nam of the Joint Obligors], pursuant to the Credit Line Agreement and/or the agreements, certificates, instruments and documents executed by the [Borrower] / [Joint Obligors], and there cannot be a default of such documents as a consequence of the disposition that pursuant to the Credit Line Agreement that is requested on this date;

3. There is no Event of Default pursuant to the Purchase Agreement.

4. The Purchase Agreement, the First Novation and the Second Novation are valid and fully enforceable to this date.

The capitalized terms used in this Certificate and not defined otherwise, shall have the same meaning as set forth in the Credit Line Agreement.

IN WITNESS WHEREOF, this Certificate has been executed on July     , 2011.

By:
	Name:	[—]
	Title:	[—]

FIRST AMENDMENT TO THE REVOLVING CREDIT LINE AGREEMENT DATED JULY 27, 2011 ENTERED INTO BY AND BETWEEN DEUTSCHE BANK MÉXICO, S.A., INSTITUCIÓN DE BANCA MÚLTIPLE, DIVISIÓN FIDUCIARIA ACTING SOLELY AS TRUSTEE IN THE TRUST NUMBER F/1498 (HEREINAFTER REFERRED TO AS THE “BORROWER”); BANCO SANTANDER (MÉXICO), S.A., INSTITUCIÓN DE BANCA MÚLTIPLE, GRUPO FINANCIERO SANTANDER (HEREINAFTER REFERRED TO AS “SANTANDER”); BANCO NACIONAL DE COMERCIO EXTERIOR, S.N.C. (HEREINAFTER REFERRED TO AS “BANCOMEXT”; SANTANDER AND BANCOMEXT MAY BE REFERRED TO JOINTLY AS THE “BANKS” AND, EACH ONE, AS APPLICABLE, AS “BANK”); CONTROLADORA VUELA COMPAÑÍA DE AVIACIÓN, S.A.P.I. DE C.V. (HEREINAFTER REFERRED TO AS “CONTROLADORA”) AND CONCESIONARIA VUELA COMPAÑÍA DE AVIACIÓN, S.A.P.I. DE C.V. (HEREINAFTER REFERRED TO AS “CONCESIONARIA” AND HEREINAFTER, CONCESIONARIA AND CONTROLADORA MAY BE REFERRED TO AS, INDIVIDUALLY, A “JOINT OBLIGOR” AND JOINTLY, AS “JOINT OBLIGORS”), PURSUANT TO THE FOLLOWING RECITAL, REPRESENTATIONS AND CLAUSES:

RECITAL

I. That the Parties have entered into on July 27, 2011, a revolving Credit Line Agreement, pursuant to which Santander and Bancomext have made available to the Borrower, a revolving credit line agreement, with the appearance and agreement of the Joint Obligors of the Borrower (hereinafter referred to as the “Agreement”).

REPRESENTATIONS

I.	Santander represents, through its legal representatives that:

a. It is a corporation duly organized in accordance with the laws of Mexico, authorized by the Ministry of Finance and Public Credit (Secretaría de Hacienda y Crédito Público) to act as a Multiple Lendering Institution.

b. Its legal representatives have sufficient power and authority necessary to execute this Agreement, which has not been revoked or limited in any manner whatsoever.

II.	Bancomext represents, through its legal representatives that:

a. It is a national corporation duly organized in accordance with the Organic Law of the External Commerce National Bank (Ley Orgánica del Banco Nacional de Comercio Exterior), published in the official gazette on January 20, 1986.

b. Its legal representatives have sufficient power and authority to execute this Agreement, which has not been revoked or limited in any manner whatsoever.

III.	The Borrower represents, through its legal representatives that:

a. It is a trust duly created and validly existing in accordance with the laws of Mexico.

b. Its trustee officer has sufficient power and authority to execute this Agreement, which have not been revoked, limited or modified whatsoever.

IV.	Each of the Joint Obligors, through its legal representatives that:

a. It is a corporation (sociedad anónima promotora de inversion de capital variable) duly organized and validly existing in accordance with the laws of Mexico.

b. Its representative has the power and authority to execute this Agreement in accordance with the special powers granted to them for such effects, which have not been revoked, modified or limited in any manner whatsoever.

V.	The Parties represent, through its legal representatives that:

a. It is their intention to modify certain Clauses of the Agreement in order to modify the dates of payment of interests of outstanding amounts, pursuant to the terms of this Amendment.

b. The parties recognize the authority of each of them.

The terms not defined herein or that are modified by this agreement, shal have the same meaning as set forth in the Agreement.

Pursuant to the above, the Parties hereby agree as follows:

CLAUSES

FIRST. The Parties agree that to the date of this Amendment, the “BORROWER” has made certain disbursements pursuant to the Agreement, which are set forth herein (the “Performed Disbursements”):

Disbursement 1: made on 29 July 2011.

Disbursement 2: made on 01 August 2011.

Disbursement 3: made on 01 September 2011.

Disbursement 4: made on 01 November 2011.

Disbursement 5: made on 28 December 2011.

Disbursement 6: made on de 01 February 2012.

Therefore, the Parties agree that the date of payment of interests of the Performed Disbursements, be made in accordance with the following calendar:

Disbursement 1: On April 30, 2012 and the next date of payment of interests shall be on May 1, 2012.

Disbursement 3: On March 01 2012, and the next date of payment of interests shall be on May 01 2012.

Disbursement 5: On March 28 2012, and the next date of payment of interests shall be on May 01 2012.

Disbursement 2, 4 and 6: On May 01 2012.

In the understanding that subsequent payments of interests shall be made in accordance with clause Third of this amendment.

SECOND. The Parties agree that as of May 1, 2012, the payment of interests of outstanding amounts as a result of the Performed Disbursements and regarding all those to be made in the future by the Borrower porsuant to the Agreement, are modified in terms of clause third herein.

THIRD

3.1 The Parties agree to modify the definition of “Interests Period” of the “DEFINITIONS” of the Agreement, to be set forth as follows:

““Interests Period” shall mean the period to calculate the interests base don which interests shall be calculated on the outstanding amount of the Credit, and will start on the next day on the Interest Payment Date immediately preceding and will end on the Interest Payment Date immediately following. For such effect the interests shall be calculated and payable on February 1, May 1, August 1 and November 1 of each year in the understanding that, in case such day is not a Business Day immediately following (each an “Interests Payment Date”)””.

3.2 The Parties agree to modify the clause fifth of the Agreemene regarding the “Ordinary Interests” to be set forth as follows:

““FIFTH.- ORDINARY INTERESTS.- The Borrower shall pay the Bank, without prior request, ordinary interests on all outstanding amounts payable, which shall be calculated and payable per expired Interests Period at the Ordinary Interest Rate. The interests shall be calculated and payable on the corresponding Interests Payment Date. The calculation of interest will be performed using the number of calendar days that have elapsed between each Interests Payment Date and the following, with a base year of three hundred and sixty (360) days.

Notwithstanding the foregoing, the Borrower, the Joint Obligors and the Banks agree that if the LIBOR Rate cannot be determined for a specific Interests Period, then: (a) the applicable interest rate will be the Alternate Rate in Dollars, or (b) in the event that the Alternate Rate in Dollars cannot be determined, the Banks, Borrower and the Joint Obligors shall negotiate in good faith and agree on the interest rate that will be used for the corresponding Interest Period, and (c) in the case that the parties do not agree on the applicable interest rate for the applicable Interests Period within 10 (ten) Business Days from the Determination Date for the interests, the Banks shall determine (and shall deliver to the Borrower and the Joint Obligors a certificate containing the basis for such determination) the applicable interest rate over such period reflecting the financial costs of the Banks, and such rate shall be applied for the applicable Interest Period.””

FOURTH. The Parties agree to modify Annex 3 of the Agreement “Promissory Note Format”, therefore as of the date of this amendment, the terms and conditions set forth in the document attached hereto as Annex A shall be in effect.

Additionally, the Parties agree to substitute the Promissory Notes pursuant to the performed Disbursements for others that contain the terms set forth in Annex A.

FIFTH. The Parties agree and accept that the execution of this amendment, is not an will not, under any circumstance, be construed as a novation, therefore the parties agree that, except as set forth above, the rest of the terms and conditions of the Agreement and its annexes will remain fully valid and without amendment.

SIXTH. All the matters not considered under this Agreement the parties shall be governed by and construed in accordance with the General Law of Negotiable Instruments and Credit Operations, the Law of Credit Institutions and any other applicable provisions. For the interpretation and compliance of this Agreement, the parties hereby irrevocably and unconditionally submit to the jurisdiction of the courts of Mexico, Federal District, in any legal action, suit or proceeding arising out of or relating to this Agreement, and the parties expressly waive any other forum or court that may correspond by reason of their present or future domiciles or otherwise.

SÉPTIMA. The Parties set forth as their domiciles for all notices related to this amendment the ones set out in the Agreement.

[REMAINDER OF THE PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have caused this Agreement in 5 (five) copies each one considered as an original and together the same instrument, in Mexico City, on February 28, 2012.

THE BANKS

BANCO SANTANDER (MÉXICO), S.A.

INSTITUCIÓN DE BANCA MÚLTIPLE

GRUPO FINANCIERO SANTANDER

By:	By:
Name:	Name:

Title: Legal representative	Title: Representante legal

BANCO NACIONAL DE COMERCIO EXTERIOR, S.N.C.

By:		By:
Name:	Eduardo Muñiz Juárez	Name:	Ricardo Ramos San Martín

Title: Legal representative		Title: Legal representative

This page corresponds to the Amendment to the Agreement dated February 28, 2012.

THE ADMINISTRATIVE AGENT

BANCO SANTANDER (MÉXICO), S.A.

INSTITUCIÓN DE BANCA MÚLTIPLE

GRUPO FINANCIERO SANTANDER

By:	By:
Name:	Name:

Title: Legal representative	Title: Legal representative

This page corresponds to the Amendment to the Agreement dated February 28, 2012.

THE BORROWER

DEUTSCHE BANK MÉXICO, S.A., INSTITUCIÓN DE BANCA MÚLTIPLE

DIVISIÓN FIDUCIARIA, EN SU CARÁCTER DE FIDUCIARIO

DEL FIDEICOMISO NÚMERO F/1498

By:
Name: Carlos Jáuregui Baltazar

Title: Fiduciary Delegate

This page corresponds to the Amendment to the Agreement dated February 28, 2012.

THE JOINT OBLIGORS

CONTROLADORA VUELA COMPAÑÍA DE AVIACIÓN, S.A.P.I. DE C.V.

By:
Name: Fernando Suárez Gerard

Title: Legal representative

CONCESIONARIA VUELA COMPAÑÍA DE AVIACIÓN, S.A.P.I. DE C.V.

By:
Name: Fernando Suárez Gerard

Title: Legal representative

This page corresponds to the Amendment to the Agreement dated February 28, 2012.

ANNEX A

PROMISSORY NOTE FORMAT

PROMISSORY NOTE

Pursuant to value hereby received, Deutsche Bank México, S.A., Institución de Banca Múltiple, División Fiduciaria, acting exclusively as trustee of the Trust Number F/1498 (the “Trustee”) by this Promissory Note unconditionally promises to pay to the order of Banco Santander (México), S.A. Institución de Banca Múltiple, Grupo Financiero Santander and of Banco Nacional de Comercio Exterior, S.N.C. (the “Lender”) the principal sum of US$[        ] ([        ] Dollars 00/100) (the “Principal Sum”) payable in [    ] ([    ]) installments, in each of the following dates (each of which dates are a “Payment Day” and the last of which is the “Expiration Date”) for the amounts set forth as follows:

[INCLUDE THE CALENDAR CORRESPONDING TO EACH PROMISSORY NOTE]

Likewise, the Borrower also unconditionally promises to pay the Lender, without prior request, ordinary interests over the unpaid Principal Sum during each Interest Period due (as this term is defined herein) since the date of this Promissory Note and until the Expiration Date, on an annual rate equivalent to the Ordinary Interest Rate (as this term is defined herein).

Interests will be due on February 1, May 1, August 1 and November 1. In case such day is not a Business Day, such payment shall be made on the next Business Day (each one an “Interest Payment Date”); in the understanding that the last Interest Payment Day shall occur precisely on the Expiration Date.

In case of an event of default concerning the payment of any amount due under this Note (except for ordinary interest) default interest will generate over the due and unpaid amount, beginning on the date in which such amount should have been paid until it is paid in full, at an annual interest rate of 1.25 (one point twenty five) times the Ordinary Interest Rate applicable during the period in which the default occurs and continues (the “Default Interest Rate”).

If any Payment Date or any Interest Payment Date occurs on a day which is not a Business day, such payment shall be made on the next Business Day.

Ordinary Interest hereunder shall be calculated on the basis of the actual number of days elapsed between each Interests Payment Dates and the following one, on a basis of a year of 360 (three hundred sixty) days, including the first day but excluding the last day of the corresponding calculation period.

Default Interest due under this Note shall be calculated by dividing the Default Interest Rate applicable by three hundred sixty (360) and the result will be applied to the amounts due and unpaid, the result will be the default interest of each day that the Borrower agrees to pay on demand according to this Promissory Note.

For purposes of this Promissory Note, the following terms shall have the following meanings:

“Business Day” means any day in which the banking institutions in Mexico are not authorized to be closed.

“Dollars” or “$” means the legal currency of the United States of America.

“Período de Intereses” significa el período para el cómputo de intereses con base en el cual se calcularán los intereses que devengue el saldo insoluto del Crédito, e iniciará al día siguiente de la Fecha de Pago de Intereses inmediata anterior y terminará en la Fecha de Pago de Intereses inmediata siguiente. Para tales efectos los intereses serán calculados y pagaderos los días 1 de febrero, 1 de mayo, 1 de agosto y 1 de noviembre de cada año en el entendido que, en caso de que dicho día no sea un Día Hábil, dicho pago se realizará el Día Hábil inmediato siguiente (cada una, una “Fecha de Pago de Intereses”).

“Interest Period” means, the period for the calculations of interests based on which generated interests shall be calculated on outstanding amounts of the Credit Line, and will begin on the next day of the Interests Payment Date immediately preceding and will end on the Interests Payment Date immediately following. For such effect, interests shall be calculated and paid on February 1, May 1 and November 1 of each year, in the understanding that, if such date is not a Business Day, payment will be made on the next Business Day (each, an “Interests Payment Date”).

“Ordinary Interest Rate” means, a rate equivalent to the LIBOR rate plus a margin of 265 (two hundred and sixty five) base points.

The Borrower will make all payments of principal, interest, commissions and any other amount due under this Promissory Note free of interest, contributions, withholdings, deductions, fees or any other fiscal responsibility due under the laws, regulations and other applicable legal dispositions in the United Mexican States, without any compensation, in immediately available funds, before 12:00PM (Mexico City, Federal District, United Mexican States) of the day in which the amount concerning becomes due. All payments made by the Borrower according to this Promissory Note shall be made in Dollars, through the account held between the Borrower and Banco Santander (México), S.A. Institución de Banca Múltiple, Grupo Financiero Santander.

The Borrower agrees to repay upon demand, in the same way and using the same funds, any costs and reasonable and duly justified amounts incurred in relation to the compliance or execution of this Promissory Note (including, without limitation, all documented legal costs).

The Burrower hereby waives any judicial proceedings, file, presentation, notice or lawsuit of any nature en relation to this Promissory Note.

Pursuant to Article 128 of the General Law of Credit Instruments of the United Mexican States, the period of presentment of this Promissory Note is hereby irrevocably extended until the date that is 6 (six) months after its Expiry Date; provided, however, that such extension does not imply that this Promissory Note cannot be presented for payment at an earlier date.

This Promissory Note shall be governed and interpreted according to the laws of the United Mexican States.

In case of a discrepancy between this Promissory Note and the Credit Line Agreement dated July 27, 2011 entered into by and between Deutsche Bank México, S.A., Institución de Banca Múltiple, División Fiduciaria, acting solely as trustee of Trust f/1498; Banco Santander (México), S.A., Institución de Banca Múltiple, Grupo Financiero Santander as lender and administrative agent and Banco Nacional de Comercio Exterior, S.N.C.; and Controladora Vuela Compañía de Aviación, S.A.P.I. de C.V. and Concesionaria Vuela Compañía de Aviación, S.A.P.I. de C.V., (the “Credit Line Agreement”), the Credit Line Agreement will prevail.

Concerning everything related to this Promissory Note, the Trustee hereby irrevocably submits to the jurisdiction of the courts of Mexico City, federal District, United States of Mexico, renouncing any other jurisdiction that by reason of his address, present or future, or any other reason, might correspond.

This Promissory Note is executed in      pages which constitute one document.

Mexico City, Mexico, on      201

The Borrower

Deutsche Bank México, S.A., Institución de Banca Múltiple,

División Fiduciaria, acting solely as Trustee in Trust F/1498

By:
Name: Carlos Jáuregui Baltazar
Title: Fiduciary Delegate
Domicile:

Blvd. Manuel Ávila Camacho No 40, Piso 17

Colonia Lomas de Chapultepec, C.P. 11000

Mexico City, Mexico

As Joint Obligor

CONTROLADORA VUELA COMPAÑÍA DE AVIACIÓN, S.A.P.I. DE C.V.

By:
Name: Fernando Suárez Gerard
Title: Legal representative

CONCESIONARIA VUELA COMPAÑÍA DE AVIACIÓN, S.A.P.I. DE C.V.

By:
Name: Fernando Suárez Gerard
Title: Legal representative

Execution Version

[TO BE RATIFIED BEFORE A MEXICAN NOTARY PUBLIC]

AMENDMENT AND ACKNOWLEDGEMENT OF INDEBTEDNESS AGREEMENT DATED AUGUST 1, 2013 (HEREAFTER THE “AGREEMENT”) TO THE CREDIT AGREEMENT (AS DEFINED BELOW), ENTERED INTO BY AND BETWEEN: (I) DEUTSCHE BANK MEXICO, SA, INSTITUCIÓN DE BANCA MÚLTIPLE, DIVISIÓN FIDUCIARIA, ACTING SOLELY AS TRUSTEE OF TRUST F/1498, REPRESENTED HEREIN BY MARIA DEL CARMEN MOZAS GOMEZ (HEREAFTER THE “A BORROWER”), AND (II) DEUTSCHE BANK MEXICO, SA, INSTITUCIÓN DE BANCA MÚLTIPLE, DIVISIÓN FIDUCIARIA, ACTING SOLELY AS THE TRUSTEE OF TRUST F /1711, REPRESENTED HEREIN BY MARIA DEL CARMEN MOZAS GOMEZ (HEREAFTER THE “B BORROWER” AND TOGETHER WITH THE A BORROWER THE “BORROWERS”), (III) BANCO SANTANDER (MEXICO), S.A., INSTITUCIÓN DE BANCA MÚLTIPLE, GROUPO FINANCIERO SANTANDER (MEXICO) (“SANTANDER” OR THE “AGENT” AS APPLICABLE), REPRESENTED HEREIN BY GONZALO FONCERRADA MONTAÑO AND JOSE MARTIN GALLEGOS OLIVARES, IN HIS CAPACITY AS LENDER AND AGENT, AND (IV) BANCO NACIONAL DE COMERCIO EXTERIOR, S.N.C. (“BANCOMEXT”), REPRESENTED HEREIN BY EDUARDO MUÑIZ JUAREZ AND RICARDO RAMOS SAN MARTIN, AS LENDER (HEREAFTER, SANTANDER AND BANCOMEXT REFERRED TO COLLECTIVELY AS THE “LENDERS”, AND EACH, ACCORDINGLY AS THE “BANK”), AND (V) CONTROLADORA VUELA COMPAÑÍA DE AVIACIÓN, S.A.B. DE C.V. REPRESENTED HEREIN BY MARIO ENRIQUE GEYNE PLIEGO (HEREAFTER, “CONTROLADORA”) AND CONCESIONARIA VUELA COMPAÑÍA DE AVIACIÓN, S.A.P.I. DE C.V., REPRESENTED HEREIN BY MARIO ENRIQUE GEYNE PLIEGO (HEREAFTER, “CONCESIONARIA”, HEREAFTER, CONTROLADORA AND CONCESIONARIA REFFERED TO INDIVIDUALLY AS THE “JOINT OBLIGOR” AND COLLECTIVELY, THE “JOINT OBLIGORS” AND TOGETHER WITH THE BORROWERS AND LENDERS, THE “PARTIES”), PURSUANT TO THE FOLLOWING RECITALS, REPRESENTATIONS, DEFINED TERMS AND CLAUSES:

RECITALS

I. On October 28, 2005, Controladora, as the original purchaser (the “Original Purchaser” as defined in the Original Purchase Agreement), and Airbus S.A.S., as seller, (“Airbus”, or the “Seller” as defined in the Original Purchase Agreement) entered into an aircraft purchase agreement (the “Original Purchase Agreement”), pursuant to which Airbus agreed to sell to Controladora and Controladora agreed to purchase and to receive, among other things, 7(seven) Airbus A320 aircrafts identified with purchase numbers from 24 (twenty four) to 30 (thirty), as well as their engines and related operations and technical information manuals (the “Financed Aircrafts 2005”, as defined in the Step-In

Agreement A referred in the recital VI of this agreement), as they are more detailed in the Original Purchase Agreement, which jointly with the other aircraft, were the purpose for its execution.

II. On July 27, 2011, Controladora, as the settlor, and Deutsche Bank México, S.A., Institución de Banca Múltiple, División Fiduciaria, as the trustee (the “Santander/Bancomext PDP Trust 1 Trustee”), entered into an irrevocable trust agreement identified with number F/1497, (the “Santander/Bancomext PDP Trust 1”).

III. On July 27, 2011, once the Santander/Bancomext PDP Trust 1 was executed, Controladora, Santander/Bancomext PDP Trust 1 Trustee, as the purchaser, and Airbus, as the seller, entered into an Aircraft Purchase Agreement Novation regarding the Financed Aircraft 2005 (as defined in the Step In Agreement A as the “First PA Novation”) in order to partially amend the terms of such Original Purchase Agreement (hereinafter, as may be amended, supplemented or novated from time to time, the “First Novated Purchase Agreement”). Pursuant to the terms and subject to the conditions set forth in the First Novated Purchase Agreement, Airbus agreed to sell and the Santander/Bancomext PDP Trust 1 Trustee agreed to purchase and to receive the Financed Aircrafts 2005, in accordance with the First Novated Purchase Agreement which would become part of Santander/Bancomext’s PDP Trust 1 estate.

IV. On July 27, 2011 the Santander/Bancomext PDP Trust 1 Trustee, in accordance with the authority granted to it within the Santander/Bancomext PDP Trust 1 as trustee, acting as the Settlor, and solely as Trustee of the Santander/Bancomext PDP Trust 1, entered into an irrevocable trust agreement number F/1498 with Deutsche Bank México, S.A. Institución de Banca Múltiple, División Fiduciaria, as trustee (the “Santander/Bancomext PDP Trust 2), for the purposes set forth therein.

V. On July 27, 2011 the Trustee, in accordance with the authority granted to it within the Santander/Bancomext PDP Trust 1 and the trustee of Santander/Bancomext PDP Trust 2, and Airbus entered into an Aircraft Purchase Agreement Novation with respect to the Financed Aircrafts 2005 (the “Second PA Novation”, as defined in the Step-In Agreement A), to partially novate and amend the terms of such First Novated Purchase Agreement (hereinafter, as may be amended, supplemented or novated from time to time, the “Second Novated Purchase Agreement”, as defined in the Step-In Agreement A), as well as to transfer and assign all rights and obligations of Santander/Bancomext’s PDP Trust 1 estate in favor Santander/Bancomext’s PDP Trust 2 estate in order to establish the terms and conditions pursuant to which Airbus agreed to sell and the Trustee of the Santander/Bancomext PDP Trust 2 agreed to purchase and receive the Financed Aircrafts 2005 as set forth in the Second Novated Purchase Agreement in order that such aircrafts would become part of Santander/Bancomext’s PDP Trust 2 estate.

VI. On July 27, 2011, Deutsche Bank México, S.A., Institución de Banca Múltiple, División Fiduciara, acting as trustee of the Santander/Bancomext PDP Trust 2, Santander, acting as the agent, Airbus and Controladora, entered into Step-In Agreement A (the “Step-In Agreement A”) to grant and acknowledge, in some cases, certain rights of the Lenders in connection with the Second Novated Purchase Agreement.

VII. On July 27, 2011, A Borrower, the Lenders and the Joint Obligors entered into a revolving credit line agreement (the “Credit Agreement”) in virtue by which the lenders agreed to disburse the principal amount of no more that US$62,714,000.00 (Sixty two million seven hundred fourteen thousand Dollars 00/100) in favor of A Borrower.

VIII. On February 28, 2012, the A Borrower, the Lenders and the Joint Obligors entered into an amendment agreement to the Loan Agreement in which, among other things, the definition of “Interest Period” and Clause Fifth to the Loan Agreement was modified.

IX. On December 28, 2011, Controladora, as the Original Purchaser, and Airbus as the Seller, entered into an amendment agreement to the Original Purchase Agreement number 8 (defined as Amendment No. 8 to the Purchase Agreement, the “Original Purchase Agreement 2011”), pursuant to which Airbus agreed to sell to Controladora and Controladora agreed to purchase and to receive, among other things, 8 (eight) Airbus A320 aircrafts identified with purchase numbers from 31 (thirty one) to 38 (thirty eight) and together with the technical information manuals, engines and other documents related to them (the “Financed Aircrafts 2011”) (together the Financed Aircrafts 2011 and the Financed Aircrafts 2005 the “Financed Aircrafts”).

X. On this date, Controladora, acting as settlor, and Deutsche Bank México, S.A., Institución de Banca Múltiple, División Fiduciaria, as the trustee (the “Santander/Bancomext PDP Trust 3 Trustee”), entered into an irrevocable trust agreement identified with number F/1710, (the “Santander/Bancomext PDP Trust 3” and together with Santander/Bancomext PDP Trust 1, the “Originating Trusts”).

XI. On such date upon execution of the Santander/Bancomext PDP Trust 3, Controladora, Santander/Bancomext PDP Trust 1 Trustee, as the purchaser, and Airbus, as the seller, entered into an aircraft purchase agreement novation respect to the Financed Aircrafts 2011 (the “First PA Novation 2011”, as defined in the Step-In Agreement B) in order to partially novate and amend the terms of such Original Purchase Agreement 2011 (hereinafter, as may be amended, supplemented or novated from time to time, the “First Novated Purchase Agreement 2011”, as defined in the Step-In Agreement B). Pursuant to the terms and subject to the conditions set forth in the First Novated Purchase Agreement 2011, Airbus agreed to sell and the Santander/Bancomext’s PDP Trust 3 Trustee agreed to purchase and to receive the Financed Aircrafts 2011, which would become part of Santander/Bancomext’s PDP Trust 3 estate.

XII. On such date the Santander/Bancomext’s PDP Trust 3 Trustee, in accordance with the authority granted to it within the Santander/Bancomext PDP Trust 3 as trustee, acting as the Settlor, and solely as Santander/Bancomext’s PDP Trust 3 Trustee, entered into an irrevocable trust agreement number F/1711 with Deutsche Bank México, S.A. Institución de Banca Múltiple, División Fiduciaria, as trustee (the “Santander/Bancomext’s PDP Trust 4 Trustee”), (the “Santander/Bancomext PDP Trust 4), for the purposes set forth therein.

XIII. On such date the Santander/Bancomext’s PDP Trust 3 Trustee, in accordance with the authority granted to it within the Santander/Bancomext PDP Trust 3 and Santander/Bancomext’s PDP Trust 4 Trustee, and Airbus entered into an Aircraft Purchase Agreement Novation with respect to the Financed Aircrafts 2011 (the “Second PA Novation 2011”, as defined in the Step-In Agreement B), to partially novate and amend the terms of such First Novated Purchase Agreement 2011 (hereinafter, as may be amended, supplemented or novated from time to time, the “Second Novated Purchase Agreement 2011”, as defined in the Step-In Agreement B), as well as to transfer and assign all rights and obligations of Santander/Bancomext’s PDP Trust 3 estate in favor Santander/Bancomext’s PDP Trust 4 estate in order to establish the terms and conditions pursuant to which Airbus agreed to sell and the Trustee of the Santander/Bancomext PDP Trust 4 agreed to purchase and receive the Financed Aircrafts 2011 as set forth in the Second Novated Purchase Agreement 2011 in order that such aircrafts would become part of Santander/Bancomext’s PDP Trust 4 estate.

XIV. On such date Deutsche Bank México, S.A., Institución de Banca Múltiple, División Fiduciara, acting as trustee of the Santander/Bancomext PDP Trust 4, Santander, acting as the agent, Airbus and Controladora, entered into Step-In Agreement B (the “Step-In Agreement B”) to grant and acknowledge, in some cases, certain rights of the Lenders in connection with the Second Novated Purchase Agreement 2011.

XV. By virtue of the execution of Santander/Bancomext PDP Trust 2, and Santander/Bancomext PDP Trust 4, the Santander/Bancomext PDP Trust 2 Trustee and Santander/Bancomext PDP Trust 4 Trustee are entitled to enter into and be bound by this Agreement in order for the Santander/Bancomext PDP Trust 4, as B Borrower, obtain financing in accordance with the terms and conditions established herein.

XVI. The Parties agree to enter into this Agreement for the purpose of: (i) recognizing the obligations of the A Borrower under the Original Purchase Agreement, (ii) B Borrower accedes, in its capacity as borrower of the Original Credit Agreement , and (iii) amending and restating the Credit Agreement, so that with effect from the date of execution hereof, the Parties shall be governed under the terms and conditions of the documents attached hereto as Exhibit “A” (the “Restated Credit Agreement”).

REPRESENTATIONS

I.	The A Borrower represents, through its trust officer that:

(i)

No circumstance, event or condition has occurred, causing a material adverse effect in (a) the business, operations, property or condition (financial or other) that affects its ability to comply and fulfill within due time any of its obligations under the Credit Agreement or the Restated Credit Agreement, (b) the legality, validity or enforceability of the Credit Agreement, (c) the rights and recourses of the A Borrower under the Credit Agreement or the Restated Credit Agreement, or (d) the rights established under the Credit Agreement.

II.	The B Borrower represents, through its trust officer that:

(i)	All statements made under the Restated Credit Agreement are true and correct in every way, as if such statements were made as of the date hereof and which are incorporated by reference as if set forth herein, and are confirmed and ratified by such B Borrower.

III.	Each of the Parties represents, through its representative or trust officers, as applicable, that:

(i)	To the date hereof, all statements made by each party in the Credit Agreement as such is amended in terms of the present Agreement, are true and correct in every way, as if such statements were made as of the date hereof and are incorporated by reference as if set forth herein, and are confirmed and ratified by each of them, as applicable; except, those which refer to a specific date or are qualified as a result of this Agreement.

(ii)	Each of the Parties acknowledges the legal existence of their respective representations and the legitimate representation of their legal representatives or trust officers, as applicable.

(iii)	In connection with the execution of this Agreement, and to its understanding, there has been no fraud, bad faith or willful misconduct.

Based on the foregoing Recitals and Representations, the parties herein agree as follows:

CLAUSES

FIRST. Interpretation. The terms used herein commencing with an initial capital letter, not defined in this Agreement shall have the meaning ascribed to such terms in the Restated Credit Agreement. Additionally, in the present Agreement:

(i)	the terms used with an initial capital letter for plurals shall apply for singulars according to their meaning;

(ii)	when the context so requires, any pronoun shall include the corresponding masculine or feminine or neutral form;

(iii)	references to this Agreement or any other agreement, document, or any specific provision thereof, shall be interpreted as a reference to such instrument or provision as amended in accordance with their respective terms;

(iv)	all references to Clauses, sections, subsections, paragraphs and Exhibits shall be interpreted in connection with the Clauses, sections, subsections, paragraphs and Exhibits under this Agreement, unless provided otherwise;

(v)	any and all Exhibits and Appendices attached hereto, form an integral part of this agreement, and

(vi)	the words “including”, “includes” and “include” shall be deemed as if being followed by “without any limitation”, unless expressly provided otherwise.

SECOND. Accession of B Borrower to the Credit Agreement. With effect from the date of execution of this Agreement, the B Borrower expressly agrees to adhere to the Restated Credit Agreement, in its capacity as borrower (as B Borrower), in the same form and under the same terms as if had entered into such Restated Credit Agreement on the date of its execution, and so it is subject to the rights and obligations provided for the borrowers therein, including without limitation any obligation for the payment of any Disbursement, precisely on the terms and subject to the conditions set forth in the Restated Credit Agreement.

THIRD. Amendment and Restatement of the Credit Agreement. By virtue of the accession of the B Borrower to the Restated Credit Agreement, the Parties hereby agree to amend and restate the terms and conditions of the Credit Agreement in the terms of the document attached hereto as Exhibit “A”.

FOURTH. Acknowledgement of Indebtedness under the Restated Credit Agreement. As part of the amendment and restatement of the Credit Agreement subject to this Agreement to this date A Borrower hereby acknowledges that it owes the principal amount of US$25,595,447.75 (Twenty five million five hundred ninety five thousand four hundred forty seven Dollars 75/100) (US$15,392,204.48 to Santander and US$10,203,243.27 to Bancomext) on account of the A Tranche Amount, amounts payable by the A Borrower in accordance with the terms and conditions established under the Restated Credit Agreement.

FIFTH. Acknowledgement of receipt of payments under the Restated Credit Agreement. As part of the amendment and restatement of the Credit Agreement subject to this Agreement, the Lenders hereby acknowledge and agree that the A Borrower and/or the Joint Obligors, to this date, have made the corresponding payments for fees, expenses and commissions, including the structuring fee with respect to the A Tranche Amount established under Exhibit “B” hereof, in addition to the amounts due for principal and interests accrued as set forth in Exhibit “C” hereof, amounts that have been paid by the A Borrower and/or the Joint Obligors pursuant to the terms and conditions set forth in such Restated Credit Agreement, the Lenders hereby grant the A Borrower and the Joint Obligors the broadest settlement permitted by law exclusively and limited only to such payments.

SIXTH. Independence of the obligations. The compliance or default of any obligation of the Borrower under any document relating to the Original Purchase Agreement or the Original Purchase Agreement 2011, as applicable, will in no way affect the validity, legality, enforceability, terms and conditions of the provisions contained in the Restated Credit Agreement.

Similarly, the compliance or default of any obligation under the Restated Credit Agreement does not in any way affect the validity, legality, enforceability, terms and conditions of the provisions, rights and obligations of the Trustee of Santander/Bancomext’s PDP Trust 1 or the Santander/Bancomext’s PDP Trust 3 in relation to the Original Purchase Agreement or the Original Purchase Agreement 2011, as applicable.

SEVENTH. No Novation. The execution of this Agreement by the A Borrower, the Lenders and the Joint Obligors does not constitute a novation of the obligations of such parties under the Credit Agreement (as amended and restated pursuant to this Agreement) or any other documents relating to or arising out of the Credit Agreement (as amended and restated pursuant to this Agreement).

EIGHTH. Ratification of the terms of the Credit Agreement. The Parties agree and confirm that the only modifications to the Credit Agreement are set forth in the Restated Credit Agreement attached hereto as Exhibit A. The Parties hereby confirm and ratify each and every one of the terms and conditions of the Credit Agreement and its exhibits restated by this Agreement represent the complete and final agreement of the Parties.

Also, the Parties agree that any reference to the “Credit Agreement” makes reference to the Restated Credit Agreement pursuant hereto.

NINETH. Conditions. This Agreement shall take effect from the date it is fulfilled, or from the date the Lenders confirm in writing the waiver corresponding to the following conditions precedent:

(a)	There is no Default or Material Adverse Change under the Restated Credit Agreement.

(b)	The Borrower B has conducted full payment of the Structuring Fee with respect to the A Tranche Amount, in terms set forth under the Restated Credit Agreement.

(c)	The Borrower delivers to the Agent the Netting Letter with respect to the B Tranche Amount, in terms set forth under the Restated Credit Agreement.

TENTH. Conflicts. In case of any conflict in the interpretation of the provisions of this Agreement and the Restated Credit Agreement, the provisions of the Restated Credit Agreement shall prevail.

ELEVENTH. Severability. In the event that any provision hereof is invalid, illegal or unenforceable, such provision shall be severed from the remainder of the Agreement and the validity, legality and enforceability of the remaining provisions shall not be affected in any way.

TWELFTH. Entire Agreement. This Agreement supersedes all prior written and oral statement in connection hereof.

THIRTEENTH. Headers. The headings of this Agreement are included for convenience purposes only and shall not be intended to affect the interpretation of the provisions hereof.

FOURTEENTH. Exhibits. The Parties agree that the Exhibits form an integral part of this Agreement as if they were included herein, and therefore shall be interpreted taking into account the content of such Exhibits.

FIFTEEN. Notices. All notices and other communications relating to this Agreement and the Restated Credit Agreement shall be made as provided in the Restated Credit Agreement.

SIXTEENTH. Expenses and Costs. The Parties agree that the expenses and costs generated by the preparation and execution of this Agreement shall be on account of the Borrowers.

SEVENTEENTH. Law and Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of Mexico. For all matters concerning the interpretation and application of this Agreement, the Parties submit themselves to the jurisdiction of the federal courts located in Mexico City, Mexico, waiving any other jurisdiction in reason of their previous or future address or otherwise.

EIGHTEEN. Effectiveness/Ratification. This Agreement is executed by the Borrowers, the Lenders and the Joint Obligors, and the parties hereby agree to ratify this Agreement before a public notary within the next ten (10) Business Days of the date of execution.

[Signature pages continue]

This Agreement dated August 1, 2013 is entered into by the Parties in Mexico City, Federal District.

THE LENDERS

BANCO SANTANDER (MÉXICO), S.A.

INSTITUCIÓN DE BANCA MÚLTIPLE

GRUPO FINANCIERO SANTANDER (MÉXICO)

By:	/s/ GONZALO FONCERRADA MONTAÑO		By:	/s/ JOSÉ MARTÍN GALLEGOS OLIVARES
	Name:	Gonzalo Foncerrada Montaño		Name:	José Martín Gallegos Olivares

	Title:	Representante legal		Title:	Representante legal

BANCO NACIONAL DE COMERCIO EXTERIOR, S.N.C.

By:	/s/ EDUARDO MUÑIZ JUÁREZ		By:	/s/ RICARDO RAMOS SAN MARTÍN
	Name:	Eduardo Muñiz Juárez		Name:	Ricardo Ramos San Martín

	Title:	Representante legal		Title:	Representante legal

[SIGNATURE PAGES OF THE AMENDMENT AGREEMENT DATED AUGUST 1, 2013]

THE AGENT

BANCO SANTANDER (MÉXICO), S.A.

INSTITUCIÓN DE BANCA MÚLTIPLE

GRUPO FINANCIERO SANTANDER MÉXICO

By:	/S/ GONZALO FONCERRADA MONTAÑO		By:	/S/ JOSÉ MARTÍN GALLEGOS OLIVARES
	Name:	Gonzalo Foncerrada Montaño		Name:	José Martín Gallegos Olivares

	Title:	Representante legal		Title:	Representante legal

LAS ACREDITADAS

DEUTSCHE BANK MÉXICO, S.A., INSTITUCIÓN DE BANCA MÚLTIPLE

DIVISIÓN FIDUCIARIA, AS TRUSTEE OF TRUST F/1498

By:	/S/ MARIA DEL CARMEN MOZAS GÓMEZ
	Name:	Maria del Carmen Mozas Gómez

	Title:	Delegado Fiduciario

[SIGNATURE PAGES OF THE AMENDMENT AGREEMENT DATED AUGUST 1, 2013]

DEUTSCHE BANK MÉXICO, S.A., INSTITUCIÓN DE BANCA MÚLTIPLE

DIVISIÓN FIDUCIARIA, AS TRUSTEE OF TRUST F/[—]

By:	/S/ MARIA DEL CARMEN MOZAS GÓMEZ
	Name:	Maria del Carmen Mozas Gómez

	Title:	Delegado Fiduciario

JOINT OBLIGORS

CONTROLADORA VUELA COMPAÑÍA DE AVIACIÓN, S.A.B. DE C.V.

By:	/S/ MARIO ENRIQUE GEYNE PLIEGO
	Name:	Mario Enrique Geyne Pliego

	Title:	Attorney-in-fact

CONCESIONARIA VUELA COMPAÑÍA DE AVIACIÓN, S.A.P.I. DE C.V.

By:	/S/ MARIO ENRIQUE GEYNE PLIEGO
	Name:	Mario Enrique Geyne Pliego

	Title:	Attorney-in-fact

[SIGNATURE PAGES OF THE AMENDMENT AGREEMENT DATED AUGUST 1, 2013]

Exhibit “A”

Restated Credit Agreement

EXHIBIT A

REVOLVING CREDIT LINE AGREEMENT

REVOLVING CREDIT LINE AGREEMENT (THE “AGREEMENT”) DATED AUGUST 1, 2013, ENTERED INTO BY AND BETWEEN DEUTSCHE BANK MÉXICO, S.A., INSTITUCIÓN DE BANCA MÚLTIPLE, DIVISIÓN FIDUCIARIA, ACTING SOLELY AS TRUSTEE OF TRUST NUMBER F/1498, REPRESENTED HEREIN BY [*] (HEREINFATER THE “A BORROWER”);(II) DEUTSCHE BANK MÉXICO, S.A., INSTITUCIÓN DE BANCA MÚLTIPLE, DIVISIÓN FIDUCIARIA, ACTING SOLELY AS TRUSTEE OF TRUST NUMBER F/1711, REPRESENTED HEREIN BY [*] (HEREINAFTER THE “B BORROWER” AND TOGETHER WITH THE A BORROWER THE “BORROWERS”), (III) BANCO SANTANDER (MEXICO), S.A., INSTITUCIÓN DE BANCA MÚTLIPLE, GRUPO FINANCIERO SANTANDER (MÉXICO), REPRESENTED HEREIN BY MR. [*]AND [*] (“SANTANDER”, OR THE “AGENT” AS APPLICABLE) AS LENDER AND ADMINISTRATIVE AGENT AND (IV) BANCO NACIONAL DE COMERCIO EXTERIOR, S.N.C. (“BANCOMEXT”), REPRESENTED HEREIN BY [*]AND [*], AS LENDER (HEREINAFTER REFFERRED TO COLLECTIVELY AS THE “LENDERS”, OR INDIVIDUALLY AS THE “LENDER”); (V) CONTROLADORA VUELA COMPAÑÍA DE AVIACIÓN, S.A.B. DE C.V. REPRESENTED HEREIN BY [*] AND CONCESIONARIA VUELA COMPAÑÍA DE AVIACIÓN, S.A.P.I. DE C.V. REPRESENTED HEREIN BY [*] (HEREINAFTER “CONTROLADORA” AND “CONCESIONARIA”, RESPECTIVELY, THE “JOINT OBLIGORS” COLLECTIVELY, AND THE “JOINT OBLIGOR”, INDIVIDUALLY), PURSUANT TO THE FOLLOWING RECITALS, REPRESENTATIONS, DEFINED TERMS AND CLAUSES:

RECITALS

I. On October 28, 2005, Controladora, as the original transferee (the “Original Purchaser”, in the Original Purchase Agreement 2005), and Airbus S.A.S. (“Airbus”, or the “Seller”, in the Original Purchase Agreement) entered into an aircraft purchase agreement (the “Original Purchase Agreement 2005”), pursuant to which Airbus agreed to sell to Controladora and Controladora agreed to purchase and to receive, among other things, 7(seven) Airbus A320 aircrafts identified with purchase numbers from 24 (twenty four) to 30 (thirty) and together with the technical information, manuals, engines and other documents related to them (the “Financed Aircrafts 2005”, as defined in the Step-In Agreement A referred in the recital VI of this agreement), as they are more detailed in the Original Purchase Agreement, which jointly with the other aircraft, were the purpose for its execution.

II. On July 27, 2011, Controladora, as the settlor, and Deutsche Bank México, S.A., Institución de Banca Múltiple, División Fiduciaria, as the trustee (the “Santander/Bancomext PDP Trust 1 Trustee”), entered into an irrevocable trust agreement identified with number F/1497, (the “Santander/Bancomext PDP Trust 1”).

III. On July 27, 2011, Controladora, Santander/Bancomext PDP Trust 1 Trustee, as the purchaser, and Airbus, as the seller, entered into an aircraft purchase agreement novation in respect of the Financed Aircrafts 2005 (the “First PA Novation 2005”) in order to partially novate and amend the terms of such Original Purchase Agreement 2005 (hereinafter, as may be amended, supplemented or novated from time to time, the “First Novated Purchase Agreement 2005”). Pursuant to the terms and subject to the conditions set forth in the First Novated Purchase Agreement 2005, Airbus agreed to sell and the trustee of Santander/Bancomext PDP Trust 1 agreed to purchase and to receive the Financed Aircrafts 2005, in accordance with the First Novated Purchase Agreement 2005, which would become part of Santander/Bancomext’s PDP Trust 1 estate.

IV. On July 27, 2011 the trustee of Santander/Bancomext PDP Trust 1, in accordance with the authority granted to it within the Santander/Bancomext PDP Trust 1 as trustee, acting as the Settlor, and solely as the trustee of Santander/Bancomext PDP Trust 1, entered into an irrevocable trust agreement number F/1498 with Deutsche Bank México, S.A. Institución de Banca Múltiple, División Fiduciaria, as trustee, (the “Santander/Bancomext PDP Trust 2”), for the purposes set forth therein.

V. On July 27, 2011 the trustee of Santander/Bancomext PDP Trust 1, in accordance with the authority granted to it within the Santander/Bancomext PDP Trust 1 and the trustee Santander/Bancomext PDP Trust 2, and Airbus entered into an aircraft purchase agreement novation with respect to the Financed Aircrafts 2005 (the “Second PA Novation 2005”), to partially amend the terms of such First Novated Purchase Agreement (hereinafter, as may be amended, supplemented or novated from time to time, the “Second Novated Purchase Agreement 2005”), as well as to transfer and assign all rights and obligations of Santander/Bancomext’s PDP Trust 1 estate in favor Santander/Bancomext’s PDP Trust 2 estate in order to establish the terms and conditions pursuant to which Airbus agreed to sell and the Trustee of the Santander/Bancomext PDP Trust 2 agreed to purchase and receive the Financed Aircrafts 2005 as set forth in the Second Novated Purchase Agreement 2005 in order that such aircrafts would become part of Santander/Bancomext’s PDP Trust 2 estate.

VI. On July 27, 2011, Deutsche Bank México, S.A., Institución de Banca Múltiple, División Fiduciara, acting as trustee of the Santander/Bancomext PDP Trust 2, Santander, acting as the agent, Airbus and Controladora, entered into a step in agreement in respect of the Financed Aircrafts 2005 (the “Step-In Agreement A”) to grant and acknowledge, in some cases, certain rights of the Lenders in connection with the Second Novated Purchase Agreement 2005.

VII. By virtue of the execution of Santander/Bancomext PDP Trust 2, the trustee of Santander/Bancomext PDP Trust 2 is entitled to enter into and be bound by this Agreement in order for the Santander/Bancomext PDP Trust 2 estate to obtain financing in accordance with the terms and conditions established herein.

VIII. On December 28, 2011, Controladora, as the Original Purchaser, and Airbus as the Seller, entered into an amendment agreement to the Original Purchase Agreement number 8 (defined as Amendment No. 8 to the Purchase Agreement, the “Original Purchase Agreement 2011”), pursuant to which Airbus agreed to sell to Controladora and Controladora agreed to purchase and to receive, among other things, 8 (eight) Airbus A320 aircrafts identified with purchase numbers from 31 (thirty one) to 38 (thirty eight) and together with the technical information manuals, engines and other documents related to them (the “Financed Aircrafts 2011”) (together the Financed Aircrafts 2011 and the Financed Aircrafts 2005 the “Financed Aircrafts”).

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IX. On February 28, 2012, the A Borrower, the Lenders and the Joint Obligors entered into an amendment agreement to the Agreement in which, among other things, the definition of “Interest Period” and the Fifth Clause to the Agreement was modified.

X. On August 1, 2013, Controladora, acting as settlor, and Deutsche Bank México, S.A., Institución de Banca Múltiple, División Fiduciaria, as the trustee, entered into an irrevocable trust agreement identified with number F/1710, (the “Santander/Bancomext PDP Trust 3” and together with Santander/Bancomext PDP Trust 1, the “Originating Trusts”).

XI. On August 1, 2013, upon execution of the Santander/Bancomext PDP Trust 3, Controladora, the trustee of Santander/Bancomext PDP Trust 1, as the purchaser, and Airbus, as the seller, entered into an aircraft purchase agreement novation respect to the Financed Aircrafts 2011 (the “First PA Novation 2011”) in order to partially amend the terms of such Original Purchase Agreement 2011 (hereinafter, as may be amended, supplemented or novated from time to time, the “First Novated Purchase Agreement 2011”). Pursuant to the terms and subject to the conditions set forth in the First Novated Purchase Agreement 2011, Airbus agreed to sell and the trustee under the Santander/Bancomext’s PDP Trust 3 agreed to purchase and to receive the Financed Aircrafts 2011, which would become part of Santander/Bancomext’s PDP Trust 3 estate.

XII. On August 1, 2013 the trustee under Santander/Bancomext PDP Trust 3, in accordance with the authority granted to it within the Santander/Bancomext PDP Trust 3 as trustee, acting as the Settlor, and solely as trustee of the Santander/Bancomext PDP Trust 3, entered into an irrevocable trust agreement number F/1711 with Deutsche Bank México, S.A. Institución de Banca Múltiple, División Fiduciaria, as trustee, (the “Santander/Bancomext PDP Trust 4), for the purposes set forth therein.

XIII. On August 1, 2013 the trustee of Santander/Bancomext PDP Trust 3, in accordance with the authority granted to it within the Santander/Bancomext PDP Trust 3 and the trustee of Santander/Bancomext PDP Trust 4, and Airbus entered into an Aircraft Purchase Agreement Novation with respect to the Financed Aircrafts 2011 (the “Second PA Novation 2011”), to partially novate and amend the terms of such First Novated Purchase Agreement 2011 (hereinafter, as may be amended, supplemented or novated from time to time, the “Second Novated Purchase Agreement 2011”), as well as to transfer and assign all rights and obligations of Santander/Bancomext’s PDP Trust 3 estate in favor Santander/Bancomext’s PDP Trust 4 estate in order to establish the terms and conditions pursuant to which Airbus agreed to sell and the Trustee of the Santander/Bancomext PDP Trust 4 agreed to purchase and receive the Financed Aircrafts 2011 as set forth in the Second Novated Purchase Agreement 2011 in order that such aircrafts would become part of Santander/Bancomext’s PDP Trust 4 estate.

XIV. On August 1, 2013, Deutsche Bank México, S.A., Institución de Banca Múltiple, División Fiduciara, acting as trustee of the Santander/Bancomext PDP Trust 4, Santander, acting as the agent, Airbus and Controladora, entered into a step-in agreement in respect with the Financed Aircrafts 2011 (hereinafter the “Step-In Agreement B”) to grant and acknowledge, in some cases, certain rights of the Lenders in connection with the Second Novated Purchase Agreement 2011.

XV. By virtue of the execution of Santander/Bancomext PDP Trust 4, the trustee of Santander/Bancomext PDP Trust 4 is entitled to enter into and be bound by this Agreement in order for the Santander/Bancomext´s PDP Trust 4 estate to obtain financing in accordance with the terms and conditions established herein.

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REPRESENTATIONS

I. Santander represents, through its representatives, that:

a. It is a corporation duly organized in accordance with the laws of Mexico, authorized by the Ministry of Finance and Public Credit (Secretaría de Hacienda y Crédito Público) to act as a Multiple Banking Institution.

b. Its legal representatives have sufficient power and authority to execute this Agreement, which has not been revoked or limited in any manner whatsoever, evidencing such authority as well as the authority of the Lender by means of the documents which are referred to herein.

II. Bancomext represents, through its representatives, that:

a. It is a corporation duly organized in accordance with the laws of Mexico, pursuant to the Ley Orgánica del Banco Nacional de Comercio Exterior, as published in the Official Federal Gazette (Diario Oficial de la Federación) dated January 20, 1986.

b. Its legal representatives have sufficient power and authority to execute this Agreement, which has not been revoked or limited in any manner whatsoever, evidencing such authority as well as the authority of the Lender by means of the documents which are referred to herein

III. The A Borrower represents, through its representatives, that:

a. The Santander/Bancomext PDP Trust 2 is duly established and validly existing in accordance with the laws of Mexico.

b. Its trustee officer has sufficient power and necessary authority to execute this Agreement, and that such authority, as of the date hereof, has not been revoked, limited or modified whatsoever.

c. On July 27, 2011, in accordance with the instructions given and authority granted in favor of the trustee under Santander/Bancomext PDP Trust 1, and in favor of the trustee under Santander/Bancomext PDP Trust 2, both trustees entered into Santander/Bancomext PDP Trust 2 agreement.

d. This Agreement is entered into by the trustee, not acting on its own behalf or individually, but solely as trustee under Santander/Bancomext PDP Trust 2, in accordance with the terms and conditions set forth therein, in compliance with purposes thereof and entitled with the powers and authority granted as trustee. The representations and commitments by which the trustee is bound should not be construed as representations and commitments made by the individual, nor do they have the purpose or the intention to bind the trustee personally, but they are made and intended to bind only the Santander/Bancomext’s PDP Trust 2 estate.

e. Pursuant to the transfer of assets performed under Santander/Bancomext PDP Trust 2, the trustee, acting as settlor in accordance with the Santander/Bancomext PDP Trust 1, shall transfer to the Santander/Bancomext PDP Trust 2 estate, among other things, the following rights and assets: (i) the rights and obligations under the Original Purchase Agreement of the Financed Aircrafts 2005, as may have been amended pursuant to the First PA Novation and Second PA

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Novation; (ii) the property to the Financed Aircrafts 2005, once such aircrafts have been delivered by Airbus pursuant to the provisions set forth in the Second Novated Purchase Agreement; (iii) the property to the Interest Reserve Account A as provided herein; (iv) the property upon any available profits received in Santander/Bancomext’s PDP Trust 2 estate, such as distributions, capital contributions, proceeds obtained from financing or from investments of liquid assets forming part of Santander/Bancomext’s PDP Trust 2 estate; (v) the product or products substituting any of the assets of Santander/Bancomext PDP Trust 2; and (vi) any other rights or assets forming part of Santander/Bancomext’s PDP Trust 2 estate (the “Santander/Bancomext’s PDP Trust 2 estate”), representing hereby that on the date of execution of this Agreement, Santander/Bancomext’s PDP Trust 2 estate has not been modified, as well as that the agreements assigned as part of such estate are, on the date hereof, in full force and effect.

f. The obligations expressed to be assumed by it in each of the Operative Documents to which it is, or will be, a party, are legal, valid, binding and enforceable.

g. The entry into and performance of this Agreement, and the transactions contemplated herein or by those Operative Documents to which it is, or will be, a party do not and will not conflict with (i) any law or regulation applicable to it (ii) the Santander/Bancomext PDP Trust 2 (iii) any agreement or instrument binding upon it or any of its assets.

h. No authorizations are required or desirable to enable it lawfully to enter into, exercise its rights and comply with its obligations in any of the Operative Documents to which it is, or will be, a party.

i. It is not necessary to ensure the legality, validity, enforceability or admissibility in evidence of the Operative Documents to which it is or will become a party on such date that any of them or any other instrument be filed, recorded, registered or enrolled in any court, public office or elsewhere in Mexico or that any stamp, registration or similar tax be paid in Mexico on or in relation to any of the Operative Documents to which it is or will become a party on such date, and no further action in Mexico, including any filing or recording of any document, is necessary or permissible to establish and perfect the Lenders´ security interest created under the security documents as against it and any third parties.

j. It has duly and punctually paid and discharged all taxes imposed on it or upon its asset (if any) from time to time and it is not overdue in filing any tax returns (to the extent required under applicable laws and regulations).

k. Other than entering into the transactions and documentation contemplated by this Agreement, it has not entered into any business or conducted any activity other than any business or activity permitted by the terms of this Agreement and has not entered into any agreement other than any agreement which is an Operative Document to which it is, or will be, a party.

l. No Default has occurred and is continuing or might reasonably be expected to result from the entry into or the performance of any transaction contemplated by any Operative Document to which it is, or will be, a party.

m. Its obligations under the Operative Documents to which it is, or will be, a party rank at least pari passu with the claims of all its other unsecured and unsubordinated creditors except for obligations mandatorily preferred by law.

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n. No litigation, arbitration or administrative proceedings of or before any court, arbitral body or agency have been started or (to the best of its knowledge and belief) threatened against it.

o. In any proceedings taken in relation to this Agreement or any of the Operative Documents to which it is, or will be, a party, it will not be entitled to claim for itself or any of its assets immunity from suit, execution, attachment, enforcement or other legal process.

IV. The B Borrower represents, through its representatives, that:

a. The Santander/Bancomext PDP Trust 4 is duly established and validly existing in accordance with the laws of Mexico.

b. Its trustee officer has sufficient power and necessary authority to execute this Agreement, and that such authority, as of the date hereof, has not been revoked, limited or modified whatsoever.

c. On August 1, 2013, in accordance with the instructions given and authority granted in favor of the trustee under Santander/Bancomext PDP Trust 3, and the trustee under Santander/Bancomext PDP Trust 4 entered into Santander/Bancomext PDP Trust 4.

d. This Agreement is entered into by the trustee, not acting on its own behalf or individually, but solely as trustee under Santander/Bancomext PDP Trust 4, in accordance with the terms and conditions set forth therein, in compliance with purposes thereof and entitled with the powers and authority granted as trustee. The representations and commitments by which the Trustee is bound should not be construed as representations and commitments made by the individual, nor do they have the purpose or the intention to bind the trustee personally, but they are made and intended to bind only the Santander/Bancomext’s PDP Trust 4 estate.

e. Pursuant to the transfer of assets performed under Santander/Bancomext PDP Trust 4, the trustee, acting as Settlor in accordance with the Santander/Bancomext PDP Trust 3, shall transfer to the Santander/Bancomext PDP Trust 4 estate, among other things, the following rights and assets: (i) the rights and obligations under the Original Purchase Agreement 2011 of the Financed Aircrafts 2011, as may have been amended pursuant to the First PA Novation 2011 and Second PA Novation 2011; (ii) the property to the Financed Aircrafts 2011, once such aircrafts have been delivered by Airbus pursuant to the provisions set forth in the Second Novated Purchase Agreement 2011; (iii) the property to the Interest Reserve Account B as provided herein; (iv) the property upon any available profits received in Santander/Bancomext’s PDP Trust 4 estate, such as distributions, capital contributions, proceeds obtained from financing or from investments of liquid assets forming part of Santander/Bancomext’s PDP Trust 4 estate; (v) the product or products substituting any of the assets of Santander/Bancomext PDP Trust 4; and (vi) any other rights or assets forming part of Santander/Bancomext’s PDP Trust 4 estate (the “Santander/Bancomext’s PDP Trust 4 estate”), representing hereby that on the date of execution of this Agreement, Santander/Bancomext’s PDP Trust 4 estate has not been modified, as well as that the agreements assigned as part of such estate are, on the date hereof, in full force and effect.

f. The obligations expressed to be assumed by it in each of the Operative Documents to which it is, or will be, a party, are legal, valid, binding and enforceable.

g. The entry into and performance of this Agreement, and the transactions contemplated herein or by those Operative Documents to which it is, or will be, a party do not and will not conflict with (i) any law or regulation applicable to it (ii) the Santander/Bancomext PDP Trust 4 (iii) any agreement or instrument binding upon it or any of its assets.

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h. No authorizations are required or desirable to enable it lawfully to enter into, exercise its rights and comply with its obligations in any of the Operative Documents to which it is, or will be, a party.

i. It is not necessary to ensure the legality, validity, enforceability or admissibility in evidence of the Operative Documents to which it is or will become a party on such date that any of them or any other instrument be filed, recorded, registered or enrolled in any court, public office or elsewhere in Mexico or that any stamp, registration or similar tax be paid in Mexico on or in relation to any of the Operative Documents to which it is or will become a party on such date, and no further action in Mexico, including any filing or recording of any document, is necessary or permissible to establish and perfect the Lenders’ security interest created under the security documents as against it and any third parties.

j. It has duly and punctually paid and discharged all taxes imposed on it or upon its asset (if any) from time to time and it is not overdue in filing any tax returns (to the extent required under applicable laws and regulations).

k. Other than entering into the transactions and documentation contemplated by this Agreement, it has not entered into any business or conducted any activity other than any business or activity permitted by the terms of this Agreement and has not entered into any agreement other than any agreement which is an Operative Document to which it is, or will be, a party.

l. No Default has occurred and is continuing or might reasonably be expected to result from the entry into or the performance of any transaction contemplated by any Operative Document.

m. Its obligations under the Operative Documents to which it is, or will be, a party rank at least pari passu with the claims of all its other unsecured and unsubordinated creditors except for obligations mandatorily preferred by law.

n. No litigation, arbitration or administrative proceedings of or before any court, arbitral body or agency have been started or (to the best of its knowledge and belief) threatened against it.

o. In any proceedings taken in relation to this Agreement or any of the Operative Documents to which it is, or will be, a party, it will not be entitled to claim for itself or any of its assets immunity from suit, execution, attachment, enforcement or other legal process.

V. Each of the Joint Obligors represents, through its representative, that:

a. Concesionaria is a corporation (sociedad anónima promotora de inversion de capital variable) and Controladora is a public company (sociedad anónima bursátil), both duly organized and validly existing in accordance with the laws of Mexico.

b. Its legal representative has sufficient powers and necessary authority to execute this Agreement, and that power and authority have not been revoked, modified or limited in any manner whatsoever.

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c. The execution of this Agreement is authorized under its charter and the execution and compliance with the obligations set forth herein have been duly authorized by all relevant corporate bodies, and do not violate: (i) its current corporate bylaws or (ii) any law, regulation or executive order binding itself, or (iii) any agreement, amendment or instrument binding itself or its assets.

d. No authorization, filing or registration from or before any governmental authority or governing body is required to execute, deliver, and comply with the terms and its obligations of this Agreement.

e. This Agreement and the Originating Trusts constitute valid, enforceable, and binding obligations.

f. To the best of its knowledge, no action, suit, or other legal or arbitral proceeding, or investigation is pending by or before any court or Governmental Authority or in any arbitral panel, including without limiting to environmental, taxing or labor matters, which could result in a Material Adverse Effect to its transactions or the performance of its obligations hereunder.

g. On October 28, 2005, Controladora entered into the Original Purchase Agreement 2005.

h. On December 28, 2011, Controladora entered into the Original Purchase Agreement 2011.

i. On July 27, 2011, Controladora, acting as the settlor, and Deutsche Bank México, S.A., Institución de Banca Múltiple, División Fiduciaria, acting as trustee, entered into Santander/Bancomext PDP Trust 1.

j. On August 1, 2013, Controladora, acting as the settlor, and Deutsche Bank México, S.A., Institución de Banca Múltiple, División Fiduciaria, acting as trustee, entered into Santander/Bancomext PDP Trust 3.

k. It has requested Santander and Bancomext to establish and grant in favor of the Borrowers a revolving credit facility up to a principal amount that will not exceed the amount set forth in the First Clause hereof, which shall be made available to each, the A Borrower and B Borrower in different Disbursements during the corresponding Tranche A Availability Period or Tranche B Availability Period, with respect to each Financed Aircraft, as set forth in Exhibit 1, and 1A hereof.

l. No Event of Default or condition has occurred on or before the date of this Agreement or the Originating Trusts that could have a Material Adverse Change on its business, assets, liabilities, or financial situation that could affect the results of its operations, business or projects of or that could limit its ability to comply with its obligations under this Agreement or the Originating Trusts, as applicable.

m. In accordance with the Original Purchase Agreement 2005, the Novated Purchase Agreement 2005, the Original Purchase Agreement 2011, the Novated Purchase Agreement 2011, the Step-In Agreement A, and the Step-In Agreement B, no Event of Default has occurred that may affect the Financed Aircrafts, nor has any other of the parties made any amendment (except for those expressly set forth herein) that could have a Material Adverse Effect in accordance to this Agreement.

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n. It acknowledges and accepts the following: (i) the accuracy and authenticity of the representations under the Originating Trusts; (ii) the validity and enforceability of this Agreement, the Original Purchase Agreement 2005, the Original Purchase Agreement 2011 and the Originating Trusts as well as its obligations of Controladora and Concesionaria thereunder, as applicable, (iii) the validity, legal effect and enforceability of the Step-In Agreement A, the Step-In Agreement B and the novations under such agreements of the rights and obligations of the Original Purchase Agreement 2005 and the Original Purchase Agreement 2011, and the absence of any enforceable right that could modify the terms under such agreements, (iv) that the Step-in Agreement A, the Step-In Agreement B, the Original Purchase Agreement 2011 and the Original Purchase Agreement 2005 contain substantially the same terms, conditions and obligations with respect to the Financed Aircrafts (including without limitation, with respect to: the terms and conditions related to the delivery of the Financed Aircrafts, time of delivery, price of the Financed Aircrafts, formulas for price increases and additional costs, technical specifications, obligations and negative covenants, penalties, etc.), and (v) that no additional obligations or covenants have been created for the Borrowers that may result in obligations substantially less beneficial than those set forth in the corresponding Original Purchase Agreements.

o. This Agreement and the Operative Documents to which it is, or will be, a party, entered into in connection thereof, once executed, shall constitute legal and valid obligations, and subject to concursos mercantiles, Lender Bankruptcy or any restrictive rights binding creditors under the laws of Mexico, they are enforceable against each of the Borrowers and each Joint Obligor.

p. All of its tax returns (regarding any period) and those of its subsidiaries (as such term is defined herein) that should be filed have been filed, and all taxes, rights, and other contributions in connection with their incomes, sales or assets of which the Joint Obligors and any of their subsidiaries should be aware of or should be withheld are, in fact, withheld, except for those that have been contested in good faith and are pending resolution by the competent authorities.

q. It is in compliance with all laws, regulations and orders applicable, as well as with all applicable restrictions, given by any governmental authority, except where failures to do so, in the aggregate, could not reasonably be expected to result in a Material Adverse Change on its business, operations, goods, assets or financial situation, or that in any other manner could affect the validity and enforceability of this Agreement.

r. Its applicable consolidated financial statements, audited financial statements as of December 31, 2010, December 31, 2011 and December 31, 2012 and applicable internal consolidated financial statements, as of March 31, 2013, copy of which have been delivered to the Lender, sufficiently and reasonably reflect its consolidated financial position of each Joint Obligor in such dates in accordance with the generally accepted accounting principles in effect from time to time in Mexico, and up to the date hereof no Material Adverse Change has occurred in respect to its financial situation, operations or projects.

s. It is solvent.

t. Its payment obligations under this Agreement constitute direct and unconditional obligations and they have and will have at least the same payment processing (pari passu) with respect to all other unsecured, unsubordinated debt (except for preferred payment obligations in accordance with applicable law).

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u. On the date hereof, neither of the Joint Obligors or their subsidiaries, if any, is in default with respect to any debt, or any agreement whatsoever, that may result in or could be reasonably expected to result in a Material Adverse Change upon itself or its subsidiaries, if any.

v. It or any of its subsidiaries (i) has good title to all property material to its business, (ii) has all necessary federal or local licenses, certificates, and authorizations in order to run business and to undertake any action in connection with its property as they are now being operated, and (iii) has insurance from reputable insurance companies, up to the amounts and with risk coverage for each Joint Obligor and each of its subsidiaries in accordance with the industry business for similar companies with similar assets in same or similar business areas in which each of the Joint Obligors or its subsidiaries operate.

w. Both itself and any subsidiaries have employees employed under collective labor agreements, which are in full force and have been fully complied with, and to the best of its knowledge there are no collective labor claims, to date, that threaten either of Joint Obligors or any of its subsidiaries.

x. Both itself and any of its subsidiaries, are in compliance with social security, worker housing, and retirement regulations, and similar provisions, and that both have no debts with any governmental authority whatsoever or with their workers in such matters, except for those that have been challenged in good faith and are pending to be resolved by competent authorities.

y. All outstanding capital stock shares have been validly issued and fully paid, and there are no rights over such shares in favor of any person other than the shareholders.

z. Except for the loan agreements entered into between each and the International Finance Corporation, Banco Inbursa S.A., Institución de Banca Múltiple, Grupo Financiero Inbursa y Pasport, S.A. de C.V., there is no contract or agreement directly or indirectly restricting the returns, dividend payments, or other contributions in connection with any kind of shares of any subsidiary of either of the Joint Obligors, or the Credit Line granting of, disposing of or transferring any property of any subsidiary of each Joint Obligor.

aa. Both itself and/or any of its subsidiaries are in full possession of all necessary licenses, franchises, patents, copyrights, and brands, or any other necessary rights, in order to operate their business as to date and does not violate any rights of others in connection with any of such matters.

bb. Each Joint Obligor intends to execute this Agreement in order to be bound by the covenants set forth herein, as well as with all such payment obligations to be made on behalf of the Borrowers in favor of the Lenders under this Agreement. Therefore, it is their intention to act as joint obligors with respect of all payment obligations of the A Borrower, and with respect of all payment obligations of the B Borrower, as well as to execute as a joint guarantor the promissory notes subscribed by the A Borrower and the B Borrower, if any, under this Agreement.

cc. The process agents authorized by each Joint Obligor to hear and to receive notifications in compliance with the Operative Documents to which each Joint Obligor is, or will be, a party have been appointed and they accepted its appointment to the date hereof.

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DEFINITIONS

The terms used herein commencing with an initial capital letter, either quoted or not, including those contained in the representations or in any other part of this Agreement, as well as the terms described hereto, shall have the following meaning, and shall be equally applicable in singular and plural:

“A Borrower” means Deutsche Bank México, S.A., Institución de Banca Múltiple, División Fiduciaria, acting exclusively in its capacity of trustee of the Trust number F/1498.

“A Interest Period” means the period for the calculation of interests over each Disbursement of the A Tranche Amount made to the A Borrower that shall be used to calculate interest of the outstanding amount of the A Tranche Amount, that shall commence on the next succeeding day of the last A Interest Payment Date and shall end on the immediately next A Interest Payment Date. For such purposes the interests shall be calculated and payable on February 1st, May 1st, August 1st, November 1st of each year, in the understanding that, in the event that such payment day is not a Business Day, such payment shall be made on the immediate preceding Day, (each, a “A Interest Payment Date”).

“A Tranche Amount” has the meaning set forth in the First Clause of this Agreement.

“Airbus Termination Event” has the meaning given to it in the Step-In Agreement A and/or the Step-In Agreement B as the case may be.

“Alternative Interest Rate in Dollars” means the Prime Rate that is published in The Wall Street Journal newspaper on the exact date on which such rate is determined. In the case that, for whatever reason, the Prime interest rate is not published by the newspaper of reference on the date indicated above or in the case that such newspaper is not published on that date, then the

“Prime Rate” will be the mathematical average of the Prime rates that are offered by Bank of America or Citibank, on the exact date on which such rate should be determined according to this Agreement. Any modification to the Prime rates in accordance with the above, will be effective between the parties on the Business Day on which such a modification is announced.

“B Borrower” means Deutsche Bank México, S.A., Institución de Banca Múltiple, División Fiduciaria, acting exclusively in its capacity of trustee of the Trust number F/1711.

“Borrowers mean, jointly, A Borrower and B Borrower. They would be referred as one “Borrower”.

“B Interest Period” means the period for the calculation of interests over each Disbursement of the B Tranche Amount made to the B Borrower that shall be used to calculate interest of the outstanding amount of the B Tranche Amount, that shall commence on the next succeeding day of the last B Interest Payment Date and shall end on the immediately next B Interest Payment Date. For such purposes the interests shall be calculated and payable on February 1st, May 1st, August 1st, November 1st of each year, in the understanding that, in the event that such payment day is not a Business Day, such payment shall be made on the immediate preceding Day, (each, a “B Interest Payment Date”).

“B Tranche Amount” has the meaning set forth in the First Clause of this Agreement.

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“BFE Agreements” means, with respect to each and all Financed Aircrafts, the Buyer Furnished Equipments’ certificates, agreements and warranties obtained by the Borrowers and the Joint Obligors.

“Business Day” means any day on which Mexican financial institutions are not authorized to close.

“CFM International Benefit Engine Agreement” means, with respect to the Financed Aircrafts, each document denominated as an Engine Support Letter Agreement entered into CFM International Inc., Controladora, Concesionaria and the Agent in connection with the engines installed in each one of the Financed Aircrafts.

“Checking Account” and /or “Checking Accounts” means, individually or collectively, each and all of the, deposit and management agreements as set forth in Exhibit 4 that each of the Borrowers maintain with the Lender in which the Disbursements shall be deposited.

“Control” means, the ability of a person or group of persons, to carry out any of the following acts: (i) impose, directly or indirectly, decisions in the general shareholders meetings, partners or equivalent bodies, or the ability to appoint or remove a majority of directors, administrators or equivalent of a corporation, (ii) maintain the rights that allow, directly or indirectly, the vote with respect to more than fifty percent of the capital stock of a corporation, or (iii) to direct, directly or indirectly, the administration, strategy and major policies of an entity or corporation, by means of security ownership, by agreement or otherwise.

“Credit Line Agreement” or “Agreement” means this revolving credit line agreement.

“Credit” has the meaning assigned to such term in the First Clause of this Credit Agreement.

“Disbursement Date” means, in relation each Disbursement, the date on which such Disbursement is made or is to be made, with respect to the A Tranche Amount or the B Tranche Amount.

“Disbursement Period of Tranche A” means the period of time elapsed between the date hereof up until December 31, 2013, during which the A Borrower may disburse the A Tranche Amount of the Total Amount.

“Disbursement Period of Tranche B” means the period of time elapsed between the date hereof up until November 30, 2015 during which the B Borrower may disburse the B Tranche Amount of the Total Amount.

“Disbursement Period” means, as applicable, the Disbursement Period of Tranche A, and the Disbursement Period of Tranche B.

“Disbursement Request” means the document by means of which the Borrowers request the Lenders a Disbursement in terms substantially similar to the document attached hereto as “Exhibit 2” that shall be delivered to the Agent´s address as set forth herein.

“Disbursement” means each disbursement of the Credit Line requested by the A Borrower and the B Borrower and made by the Lenders during the corresponding Disbursement Period pursuant to this Agreement.

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“Dollars” means dollars in lawful currency of the United States of America.

“EBITDAR” has the meaning set forth in the Fifteenth Clause of this Agreement.

“Event of Default” or “Default” means any event or circumstances specified in Clause 19.

“IAE Engine Benefit Agreement” means, with respect to the Financed Aircrafts, each document denominated as an Engine Support Letter Agreement, entered or to be entered into in the agreed form between the IAE International Aero Engines AG, the Joint Obligors, the Borrowers and the Agent in connection with the transactions contemplated by this Agreement.

“Interest Period” means, as applicable, the A Interest Period and the B Interest Period in respect with the A Borrower and the B Borrower. Individually, each one of them, one “Interest Period”.

“Interest Reserve Account A” means, as such term is defined in Clause Twelfth herein, the interest reserve account maintained by the A Borrower.

“Interest Reserve Account B” means, as such term is defined in Clause Twelfth herein, the interest reserve account maintained by the B Borrower.

“Interest Reserve Accounts” means, collectively, the Interest Reserve Account A and the Interest Reserve Account B.

“KYC” means, for each Joint Obligor and Borrowers, the documents and information requested by the Lenders for the purpose of complying with the legal and internal provisions related to the “know your customer” and those related to avoiding money-laundering.

“Lender” or “Lenders” means Banco Santander (México), S.A., Institución de Banca Múltiple, Grupo Financiero Santander (México), and Banco Nacional de Comercio Exterior, Sociedad Nacional de Crédito, as well as their respective successors and assignees, in its capacity of parties under this Agreement and “Lender” means each one of Santander and Bancomext, as well as their respective successors and assignees, as applicable.

“LIBOR Rate” means with respect to each Interest Period the rate or arithmetic mean of the Interest Rate for Dollars of the United States of America (rounded to the nearest sixteenth decimal place) listed on the LIBOR webpage (as such term is defined herein) as corresponding to the maturity date to three (3) months at 11:00 A.M., London England time, the Libor Day prior to the commencement of the respective Interest Period (as such term “Libor Day” is herein defined). For purposes of this definition (i) “Libor Webpage” means the Dow Jones Telerate Services 3750 screen entitled “British Banks Association Interest Settlement Rates”, or the screen that substitutes such screen at such service, and (ii) “Libor Day” means a date on which an interest rate in US Dollars is listed in the Libor Web Page. The Borrowers accept herein the adjustments made based on the aforementioned without the need of entering into an amendment agreement.

“Material Adverse Change” means any amendment of any nature that affects substantially and adversely the financial and operational condition, results, prospects, businesses and properties, as well as the fact that the Agreement, the Trust Agreements (as such term is defined herein), and/or any document related directly or indirectly with the Agreement or the Trust Agreements proves to be illegal, null or not enforceable, and as a result of the aforementioned the Borrowers and/or the Joint Obligors shall be unable to fulfill the covenants pursuant to this Agreement, the Trust Agreements or any other document related directly or indirectly therewith.

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“Maximum Disbursement Period A” means, the period up until December 31, 2013.

“Maximum Disbursement Period B” means, the period up until November 30, 2015.

“Mexico” means the United Mexican States.

“Netting Letter A”, means each of the documents entered into by Airbus, the A Borrower and Controladora, which provide for specific obligations to compensate amounts owed under the Operative Documents to which the A Borrower is, or will be, a party.

“Netting Letter B”, means each of the documents entered into by Airbus, the B Borrower and Controladora, which provide for specific obligations to compensate amounts owed under the Operative Documents to which the B Borrower is, or will be, a party.

“Netting Letters” means, together, the Netting Letter A and the Netting Letter B.

“Operative Documents” mean this Agreement, its Exhibits, the Santander/Bancomext PDP Trust 1, the Santander/Bancomext PDP Trust 2, Santander/Bancomext PDP Trust 3, Santander/Bancomext PDP Trust 4, the Step-In Agreement A, the Step-In Agreement B, the Novated Original Purchase Agreement 2005, the Novated Original Purchase Agreement 2011, the Promissory Notes, the IAE Engine Benefit Agreement or the CFM International Benefit Engine Agreement (as applicable), the BFE Agreements and each of the Netting Letters, executed by the parties in the context of and related with this Agreement.

“Ordinary Interest Rate” means a rate equivalent to the LIBOR Rate plus a margin of 2.65% (two point sixty five percent) to be calculated at the beginning of each Interest Period.

“Original Purchase Agreements” mean, together, the Original Purchase Agreement 2005 and the Original Purchase Agreement 2011.

“Solvent Party” means with respect to each Joint Obligor, in any moment, that such Joint Obligor is not in a position to be declared bankrupt according to Articles 9, 10 and 11 of the Corporate Bankruptcy Law (Ley de Concursos Mercantiles) or according to any other legal provision that replaces those Articles.

“Specification Change Notice” has the meaning given to it in each Step-In Agreement A and/or in the Step-In Agreement B, as applicable.

“SSBFE Agreements” means, with respect to each and all Financed Aircrafts, the Seller Supplied Buyer Furnished Equipments’ certificates, agreements and warranties obtained by the Borrowers and the Joint Obligors.

“Structuring Fees” has the meaning assigned to such term in the third paragraph of the First Clause of this Agreement.

“Total Amount” means, collectively the A Tranche Amount and the B Tranche Amount, in the understanding however that it shall never exceed in the aggregate US$71,498,943.00 (seventy one million four hundred and ninety eight thousand nine hundred and forty three Dollars 00/100).

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“Trust Agreements” means, collectively, the Santander/Bancomext PDP Trust 1 agreement, the Santander/Bancomext PDP Trust 2 agreement, the Santander/Bancomext PDP Trust 3 agreement, and the Santander/Bancomext PDP Trust 4 agreement.

CLAUSES

FIRST.- PURPOSE AND CREDIT AMOUNT.- Pursuant to the provisions herein, the Lenders shall make available to the Borrowers a revolving line of credit (the “Credit Line”) as follows:

(1)	In favor of the A Borrower, a revolving line of credit that will not exceed a total amount of US$62,714,000.00 (sixty-two million seven hundred and fourteen thousand Dollars 00/100) (the “A Tranche Amount”) in respect to which: i) Santander will grant a revolving line of credit up to an amount of US$37,714,000.00 (thirty seven million seven hundred and fourteen Dollars 00/100) (“A Tranche Santander’s Portion”), and ii) Bancomext will grant a revolving line of credit up to an amount of US$25,000,000.00 (twenty five million Dollars 00/100) (“A Tranche Bancomext’s Portion”); and

(2)	In favor of the B Borrower, an extension of the revolving line of credit referred to in section (1) above, that will not exceed a total amount of US$71,498,943.00 (seventy one million four hundred and ninety eight thousand nine hundred and forty three Dollars 00/100) minus the amount resulting from adding the disbursements made by the A Borrower under the A Tranche Amount (the “B Tranche Amount”) in respect to which, considering the provision set forth in section (1) hereof: i) Santander shall grant the revolving facility up to the equivalent of the 52.7476329% of the B Tranche Amount (“B Tranche Santander’s Portion”), and ii) Bancomext shall grant the revolving facility up to the equivalent of 47.2523671% of the B Tranche Amount (“B Tranche Bancomext’s Portion”);

Provided, however, that the aforementioned, under no circumstance: (i) the outstanding principal amount of Bancomext and derived from the credit disbursements, under the terms referred to in the sections above, shall be greater than US$33,784,943.00 (thirty three million seven hundred and eighty four thousand nine hundred and forty three Dollars 00/100), and (ii) the outstanding principal amount of Santander and derived from the credit disbursements, under the terms referred to in the sections above, shall be greater than US$37,714,000.00 (thirty seven million seven hundred and fourteen thousand Dollars 00/100).

Additionally, the parties hereby agree acknowledge and agree that each Borrower shall be obliged to comply and pay for the A Tranche Amount and the B Tranche Amount as applicable, therefore the A Borrower shall not be considered as a joint obligor, or a subsidiary obligor in respect with the obligations of the B Borrower under this Agreement and the Operative Documents to which it is, or will be a party, and the B Borrower shall not be considered as a joint obligor, or a subsidiary obligor in respect with the obligations of the A Borrower under this Agreement and the Operative Documents to which it is, or will be a party.

Notwithstanding the aforementioned sections 1 and 2, the parties acknowledge and accept that within the amount of the Loan it shall not comprise fees, interests and expenses that the Borrowers shall pay with respect to this Agreement. Any principal amount that is repaid shall reinstate the Credit Line by such an amount until the end of the Maximum Disbursement Period A and Maximum Disbursement Period B, as applicable, provided that: (i) no default has occurred, (ii) the Disbursements are made in accordance with the terms set forth in the format attached to Exhibit 1and 1A of this Agreement, and (iii) the conditions established in Clause Four hereof have been fulfilled.

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Upon each of the initial Disbursement made to each of the Borrowers with respect to the A Tranche Amount and the initial Disbursement of the B Tranche Amount, as applicable, in accordance with Exhibit 1 and 1A, the Borrowers shall pay to the Lenders a structuring fee equivalent to ***** of: (i) the A Tranche Amount with respect to the A Borrower and (ii) the B Tranche Amount with respect to the B Borrower (as applicable, each one of such a “Structuring Fee” and collectively the “Structuring Fees”). The Structuring Fees shall be paid with the resources of the first Disbursement of each A Tranche Amount and B Tranche Amount, in the following manner: (i) Bancomext shall receive a commission ***** of the A Tranche Bancomext’s Portion of the credit and ***** of the B Tranche Bancomext’s Portion of the credit , and (ii) Santander shall receive the remainder of the applicable Structuring Fee. The Value Added Tax (V.A.T.) resulting from these payments shall be made by the A Borrower and the B Borrower as applicable and shall be paid to each of the Lenders, as applicable, together with the corresponding portion of the Structuring Fees.

SECOND.- USE.- The Borrowers agree to use the total amount of the Credit Line upon payment and fulfillment of their obligations under the Novated Original Purchase Agreement 2005 and the Novated Original Purchase Agreement 2011 of the Financed Aircrafts, including the reimbursement under each Netting Letter, by virtue of which the Borrowers are obligated to abide by the purpose of the Santander/Bancomext PDP Trust 2, Santander/Bancomext PDP Trust 4 and the terms set forth in the Step-In Agreement A and the Step-In Agreement B.

THIRD.- CREDIT TERM.- Subject to the provisions set forth in Clause 7 (Repayment) hereof, the Credit Line availability term shall be as follows: (a) with respect to the A Borrower December 31, 2014, and (b) with respect to the B Borrower, November 30, 2016. Notwithstanding the foregoing and subject to the provisions in Clause Seventh hereof, the Lenders may exercise such rights set forth in Clause Eighteenth with respect to any Disbursement of the Total Amount made hereunder.

FOURTH.- CONDITIONS FOR THE CREDIT DISBURSEMENTS.- (1) Initial Disbursement. Each one of the Borrowers will be authorized to request the initial Disbursement of the A Tranche Amount and/or the B Tranche Amount, as applicable, after providing the Agent with the following documents:

a) Delivery of information. The Borrowers and the Joint Obligors shall have delivered, in form and substance satisfactory to the Agent: (i) copies of documents demonstrating the valid existence and authority granted in favor of their legal representatives; (ii) copies of the financial statements or trust’ estate balance sheet, as required by the Lenders, and (iii) any other information reasonably required by the Lenders for its analysis and compliance with internal regulation such as KYC forms.

b) Authorization. The Joint Obligors shall have delivered, in form and substance satisfactory to the Agent: copies of any committee, shareholder or board of directors resolutions authorizing the following: (i) the execution of this Agreement, (ii) the granting of any guarantees as may be required under this Agreement if applicable, and (iii) the execution of any other document which may be required under this Agreement.

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c) Legal opinions. The Joint Obligors shall have delivered, to the satisfaction of the Lenders, independent third parties’ legal opinions covering, among other things: (i) the legal existence of each of the Borrowers and the Joint Obligors, (ii) the validity of their legal representatives to enter into this Agreement, and (iii) the validity and enforceability of each Operative Document to which it is a party and of the obligations set forth in such documents.

d) Payment of fees and expenses. The Borrowers shall pay any and all fees, costs, and expenses that have arisen in connection with this Agreement and the opening and maintenance of the applicable Interest Reserve Account, or in each case, authorized the discount of the amounts due against the amounts received from the first disbursement pursuant to this Agreement and its terms.

e) Operative Documents. The Borrowers and the Joint Obligors have delivered, in form and substance satisfactory to the Lenders, except for the Novated Purchase Agreement 2005 and the Novated Purchase Agreement 2011 each Operative Document duly executed by each party to it.

f) Truthfulness of Representations; absence of Default. Receipt of a certificate from each of the Borrowers and the Joint Obligors confirming, in terms of the format attached as Exhibit 5, that as of such Disbursement Date: (i) all representations and warranties made by it are true and correct as of such Disbursement Date and that, (ii) no Default has occurred or would result from the proposed Disbursement, (iii) no Termination Event has occurred under the Original Purchase Agreement 2005, the Novated Original Purchase Agreement 2005, the Original Purchase Agreement 2011 and the Novated Original Purchase Agreement 2011, and (iv) the Original Purchase Agreement 2005, the Novated Original Purchase Agreement 2005, the Original Purchase Agreement 2011 and the Novated Original Purchase Agreement 2011 remain in full force and effect.

g) Promissory Notes. The each of the Borrowers and the Joint Obligors have delivered to the Agent the promissory notes issued in favor of each of the Lenders, substantially on the terms of the format attached as Exhibit 3 hereof, signed by the each of the Borrowers, as applicable, as debtor, and by the Joint Obligors, acting as guarantors, for the corresponding amount of such Disbursement to be made by each Lender (together, the “Promissory Notes” and, individually, the “Promissory Note”). The Promissory Note shall contain the subscription date, the Disbursement date, with respect to the A Tranche Amount and/or the B Tranche Amount (as applicable) and the Maturity Date. The parties agree that in case of discrepancy between this Agreement and any Promissory Note, the provisions held herein shall prevail.

h) Interest Reserve Accounts. That the Borrowers have opened and established the corresponding Interest Reserve Account.

Once the above conditions have been satisfied, the Agent must communicate by electronic means to each Lender that such conditions have been met in a satisfactory manner for purposes of carrying out the first Disbursement. Additionally, the Agent shall provide the Lenders the information attesting the due compliance with such conditions, within no more than 3 (three) Business Days prior to carrying out the corresponding disbursement.

(2) Subsequent Disbursements. Aside from having paid all the costs and expenses due and payable to the Lenders, in order to carry out the subsequent Disbursements, the Borrowers or the Joint Obligors shall have provided the Agent the following documents and information, according to the following stipulations:

a)	A financial statement from Airbus evidencing the amount and the date of the pre-delivery payment which is the subject of such Disbursement and that no Airbus Termination Event has occurred and is continuing.

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b)	Written confirmation from the Borrowers and the Joint Obligors that (i) no Purchase Agreement Termination Event has occurred and is continuing and that the Original Purchase Agreements, the First Novation and Second Novation 2005, the First Novation and Second Novation 2013 are in full force and effect and (ii) no Default shall have occurred and be continuing.

c)	A certificate in terms of subsection f) numeral 1 above in terms of Exhibit 5 hereof.

d)	No change shall have occurred after the date of this Agreement in applicable law and no change in circumstances shall have otherwise occurred and no fact or condition shall exist which, in the reasonable opinion of any Lender, would make it illegal under applicable law for such Lender to make available its portion of the Loan; and

e)	The Borrowers and the Joint Obligors have provided the Agent the Promissory Notes corresponding to each of the Lenders in relation to the Disbursements of the A Tranche Amount or the B Tranche Amount, as applicable.

Once the above conditions have been satisfied, the Agent must communicate by electronic means to the Lenders that such conditions have been met in a satisfactory manner for purposes of carrying out the first Disbursement. Additionally, the Agent shall provide the Lenders the information attesting the due compliance with such conditions, within no more than 3 (three) Business Days prior to carrying out the corresponding disbursement.

Likewise, once all of the conditions have been satisfied in relation to the initial Disbursement or the subsequent Disbursements, the Borrowers may carry out a Disbursement according to the following stipulations:

(i)	The Credit Line shall be disbursed pursuant to the disbursements calendar attributable to each Financed Aircraft, as set forth under in Exhibit 1 and 1A hereto, as applicable, in the understanding that: (a) the Lenders will not be obligated to provide the Borrowers credit outside of the Maximum Disbursement Period A and the Maximum Disbursement Period B, as applicable, and it shall be understood that the Borrowers will not be authorized to receive more than the number of disbursements specifically set forth under such Exhibit 1 and 1A, as applicable, hereto, (b) the sum of the Disbursements made by the Borrowers in no case shall exceed the available amount of the Credit Line under this Agreement and in any case, each one of the Disbursements should be made within 5 (five) working days, except for the first Disbursement, which shall be made within 2 (two) working days after the condition precedents in this Clause have been satisfied and after a Disbursement Request has been delivered to each of the Lenders, at their given addresses.

The Lenders shall not be obliged to provide the Borrowers any amount that exceeds the Total Amount, and in such event, the Joint Obligors shall be obliged to provide to the Borrowers the additional amounts required in order to avoid any default under the

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Operative Documents and to hold the rights of the Lenders under the Step-In Agreement A and Step-In Agreement. In the event that the Joint Obligors fail to comply with the obligation set forth above, the Lenders may: (i) provide the Borrowers and/or the Joint Obligors of any additional amounts required, or (ii) deliver any additional amounts payable, required by the Joint Obligors, with the purpose of avoiding any default and to preserve the Lenders’ rights under the Step-In Agreement A and Step-Inn Agreement B; provided, however, that in the event that the Lenders choose any of the alternatives provided in section (i) or (ii) of this paragraph, additionally the Lenders shall be entitled to exercise any legal action to obtain from the Borrowers and/or the Joint Obligors such amounts, and the Borrowers and the Joint Obligors shall be obliged to pay such corresponding amounts, within the five (5) following Business Days after the transference made by the Lenders, otherwise the default interests shall be accrued pursuant to Clause Sixth hereof.

(ii)	The Disbursements will be verified by the Lenders by depositing the amount that appears on each Disbursement Request into the Account Number indicated in Exhibit 4, which the Agent transfers to each of the Borrowers. It is not necessary to designate the purpose or destination of such funds. Notwithstanding the foregoing, the Borrowers, as applicable, may instruct the Agent that the Lenders deduct from the corresponding Disbursement any fees or other amounts due by the Borrowers hereunder.

(iii)	The Disbursement Request made by the Borrowers pursuant to this Agreement shall be registered by each Lender in its accounting records. The parties herein agree that the accounting of each Lender and/or the Checking Account statements referred to in this clause constitute evidence of the Disbursement Request made by the Borrowers. Once the Lenders have delivered the agreed upon amounts, it shall be understood that the Borrowers have made a Disbursement Request up to the amount deposited or such amounts have been compensated by the Lenders in accordance with the instructions given by each of the Borrowers.

(iv)	In order to effectuate each Disbursement, the Lenders should consider the amount already disbursed by each Borrower as well as the Total Amount of the Credit at the time, with the effect that: (i) the revolving line of credit is given only in respect to the amounts that have been paid by each of the Borrowers, and (ii) the Borrowers do not retain any initial quantities nor has at its disposal a revolving amount of credit that exceeds the total Credit Line of Disbursements permitted under this Agreement. “Disbursements Limit” will mean the total of all amounts that are available under this Agreement pursuant to the disbursements described in Exhibit 1 and 1A herein.

FIFTH.- ORDINARY INTERESTS.- The Borrowers shall pay the Lenders ordinary interests on all outstanding amounts payable, which shall be calculated per “Interests Periods” in conformity with the Ordinary Interest Rate. The interests shall be calculated and payable in the A Interest Payment Date or the B Interest Payment Date as applicable. The calculation of interest will be performed using the number of calendar days that have elapsed between each Interest Payment Date with a base year of three hundred and sixty (360) days.

Notwithstanding the foregoing, the Borrowers, the Joint Obligors and the Lenders agree that if the LIBOR Rate cannot be determined for such Interest Period, then: (a) the applicable interest rate will be the Alternative Rate in Dollars, or (b) in the event that the Alternative Rate in Dollars

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cannot be determined, the Lenders, Borrowers and the Joint Obligors shall negotiate in good faith and agree on the interest rate that will be used for the corresponding Interest Period, (c) in the case that the parties do not agree on the applicable interest rate within 10(ten) Business Days from the determination date for the interests, the Lenders shall determine (and shall deliver to the Borrowers and the Joint Obligors a certificate containing the basis for such determination) the applicable interest rate over such period reflecting the financial costs of the Lenders, and such rate shall be applied for the Interest Period.

SIXTH.- DEFAULT INTERESTS.- In the event of default on the payment of any amounts corresponding to the principal amount of the Credit Line, or in case an Event of Default has occurred and is continuing, the Borrowers shall pay to the Lenders default interests in an amount equal to the result of the Ordinary Interest Rate multiplied by 1.25 (one point twenty five), in the understanding that the default interests will be calculated on a daily basis over the entire default period.

SEVENTH.- AMORTIZATIONS.- The Borrowers agree to repay each of the Lenders the amount of the Credit disbursed in payments on the dates and in the amounts set forth in Exhibit 1 and 1A, referencing the specific Financed Aircraft for which the payments were made. If the Delivery Date of an Aircraft to which the loan related to a specific Disbursement, either of the A Tranche Amount or the B Tranche Amount is re-scheduled in accordance with the terms of the Operative Documents, the Borrowers shall repay the Lenders on the earliest of (i) the actual Delivery Date of the Aircraft, or (ii) the maturity date of the Promissory Note in respect with such Aircraft, provided, however, that such date shall in no case be after November 30, 2016, for such purpose the Borrowers shall have made every and all principal payments before such date.

EIGHT.- PREPAYMENTS.- The Borrowers are authorized to perform any prepayments on amounts owed to the Lenders, either of the A Tranche Amount or the B Tranche Amount without any penalty or reward and without requiring authorization from the Lenders, as long as the Borrowers make notification of such prepayment at least 10 (ten) Business Days in advance, in the understanding that any prepayment shall be made on a payment date and up to the amounts indicated in clause Seventh for each payment, or in multiples of such payments. Prepayments shall only be made on an interest payment date, such amount shall be amortized. Prepayments shall be applied in accordance with Clause Ninth below.

NINTH.- PAYMENTS IN GENERAL.- The amounts delivered to the Lenders by the Borrowers or the Joint Obligors, either for the A Tranche Amount, or the B Tranche Amount, as applicable and shall be applied to satisfy obligations under this Agreement in the following order:

(i)	expenses,

(ii)	fees,

(iii)	commissions,

(iv)	default interests,

(v)	ordinary interests, and

(vi)	capital residuals.

In the event that a payment day applicable to any of the Borrowers is not a Business Day, such Borrower shall pay such payment on the next “Business Day” on the understanding that: (a) the relevant extension shall be taken into consideration in order to calculate the correspondent interests; and (b) the days corresponding to such extension shall not be added to the “Interests Period”.

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Interests shall be paid without any deduction and free of any tax, contributions, liability, deductions or withholdings of any nature imposed or charged by any authority.

TENTH.- PLACE OF PAYMENT.- Payments of any amounts due of the A Tranche Amount or the B Tranche Amount shall be made by each of the Borrowers to the Lenders without requiring a request of payment or collection of any nature by the Lender, and shall be made by direct deposit in available funds in each of the Lender’s corresponding accounts set out in Exhibit 4 of this Agreement.

In order for the transfer of funds to be made pursuant to this section, the relevant payment shall be considered as completed only if the applicable Borrower delivers to the Lenders, no later than 12:00 pm of the maturity payment day, a copy of the deposit slip or a document evidencing the transfer of funds for the corresponding period.

ELEVENTH.- AUTHORIZATION FOR DISBURSEMENT OF AMOUNTS.- Notwithstanding the provisions set forth in clause Tenth, the Borrowers hereby authorize Santander to disburse without previous notice or requirement, any outstanding amounts owed to the Santander from any of the Borrowers’ Checking Accounts. Each of the Borrowers shall maintain a valid account during the term of this Agreement and shall have sufficient funds in such account on the date each payment shall be made. In the event that the Checking Accounts held by the Borrowers are cancelled due to the applicable Borrower’s breach of the obligation to maintain sufficient funds in the accounts or for any other reason, the Borrowers agree to pay the Lender pursuant to the Tenth Clause. The parties agree that any and all quantities disbursed by Santander from the referenced accounts, shall be exclusively made to pay the amounts due by the applicable Borrower to Sandander in accordance with this Agreement.

The provisions aforementioned shall be in full force and effect and shall apply to any other accounts assigned by Santander to the Borrowers in substitution of the Checking Accouts specified herein. Notwithstanding the foregoing, it is expressly agreed that even if Santander by any circumstance does not make any disbursements of the required amount the Credit Line, the Borrowers’ obligation to pay to Santander, as applicable, in accordance with the previsions set out in clause Tenth shall remain in full effect.

The parties agree that the authorization granted to Santander as provided in this Clause to disburse from the Borrowers’ Checking Account, without previous notice or requirement, any outstanding amounts owed to Santander under this Agreement, shall be deemed to authorize Santander to disburse the amounts available in such Checking Account, the amount proportional corresponding to Santander pursuant to the A Tranche Santander’s Portion and the B Tranche Santander’s Portion of the Credit, that is, 52.748% of the available amount at the date of such operation. Pursuant to the foregoing, Santander is not authorized to disburse any amount corresponding to the A Tranche Bancomext’s Portion or the B Tranche Bancomext’s Portion of the Credit.

TWELFTH.- INTERESTS RESERVE ACCOUNTS.- The Borrowers agree to maintain as part of the trust estate transferred to the Santander/Bancomext PDP Trust 2 for the A Tranche Amount, and as part of the estate transferred to the Santander/Bancomext PDP Trust 4 for the B Tranche Amount, during the effectiveness of this Agreement, a special interests reserve account for each Borrower, respectively. Also, in accordance with this Agreement, The Borrowers agree to maintain in each account funds equivalent to 3 months of the payable Ordinary interests amounts for the A Tranche Amount and the B Tranche Amount, as applicable under this Agreement (hereinafter, the “Interests Reserve Account A” for the reserve with respect to the A

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Tranche Amount and “Interests Reserve Account B” for the reserve with respect to the B Tranche Amount, hereinafter, collectively the “Interests Reserve Accounts”). The Joint Obligors agree to guarantee that such Interests Reserve Accounts will maintain such amounts during the effectiveness of this Agreement. If any of the Borrowers makes use of the resources from the Interests Reserve Accounts, each Borrower, with respect to the A Tranche Amount and the B Tranche Amount as applicable, and the Joint Obligors agree to repay the amounts used to pay the Lenders within 5 (five) Business Days of having used such funds, in the understanding that the failure to comply with such repayment obligation will be considered as a Default hereunder.

The parties agree that the Interests Reserve Accounts under this Clause shall be calculated using as a reference the Total Amount for the next 6 (six) months in accordance with the amortization table and the provisions set out in Exhibit 1and 1A; considering such amounts will determine the Ordinary Interests corresponding to 3 (three) months. The parties also agree that the calculation will be revised every 6 (six) months and that the LIBOR reference rate to be used shall be the one that applies to the respective Interest Period, A or B, at the time of revision.

THIRTEENTH.- JOINT OBLIGATION.- (a) Each of the Joint Obligors, by means hereof agree, absolutely, unconditionally, completely, and irrevocably to comply in a joint and unlimited manner with the A Borrower with respect to the A Tranche Amount, in terms of the articles 1987, 1988, and other applicable articles of the Federal Civil Code, and the Civil Codes of the other federative entities of the Mexican United States and the Federal District the obligation to make all and any payments of principal, interests, commissions, and other payable amounts pursuant to this Agreement, by means of which the Lenders have the right to require such amount payments indistinctly to the A Borrower and/or to any of the Joint Obligors.

(b) Each of the Joint Obligors, by means hereof agree, absolutely, unconditionally, completely, and irrevocably to comply in a joint and unlimited manner with the B Borrower with respect to the B Tranche Amount, in terms of the articles 1987, 1988, and other applicable articles of the Federal Civil Code, and the Civil Codes of the other federative entities of the Mexican United States and the Federal District the obligation to make all and any payments of principal, interests, commissions, and other payable amounts pursuant to this Agreement, by means of which the Lenders have the right to require such amount payments indistinctly to the B Borrower and/or to any of the Joint Obligors.

(c) Each of the Joint Obligors agree that each and all of the payments of principal, interests, commissions, other payable amounts pursuant to this Agreement will be paid by any of the Borrowers and made available for the Lenders at all times pursuant to the provisions set forth in clause Tenth.

(d) Along with the joint obligation assumed in this clause, the Joint Obligors agree to subscribe the documents needed to be entered into in accordance with this Agreement, including without limitation, the execution of any promissory notes documenting the Credit granted pursuant to this Agreement acting as guarantor, in terms of the form attached hereto as Exhibit 3.

(e) The Joint Obligors shall be discharged of their obligations to pay directly to the Lenders or by depositing in the account of the Borrowers, as applicable, so that in turn, the Borrowers may use such amounts to pay the corresponding amounts to each Lender.

(f) Also, in the event in which the Joint Obligors perform a payment on behalf of any of the Borrowers, the Joint Obligors are subordinated to the Lenders in the right to payment and the Joint Obligors agree to only receive payment until the Credit and other amounts due have been

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satisfied fully. Furthermore, the Joint Obligors agree to exercise any right against any of the Borrowers resulting from the subrogation as long as the applicable Borrower has acted accordingly, until the Lenders receive the total owed amount in accordance with this Agreement.

(g) Each of the Joint Obligors, by means hereof accepts that it shall not be necessary for the Lenders to (i) give any notification, compliance requirement, or any right against that could be exercised against the Borrowers on a determined moment, (ii) give any acceptance notices of this joint obligation and notices indicating that the Borrowers are on default with any obligation, (iii) give any actions or claims notices initiated by the Lenders or the Borrowers based on any agreement, instrument or exercise of any right in accordance with the obligations hereunder, (iv) give any other kind of notice, requirement, or notification, as well as any other formality in connection with the enforceability of the obligations in accordance with this Agreement against the Joint Obligors, or against the enforceability of the Borrowers obligations under this Agreement, which omission or delay, except for what is set forth herein, can provide basis in order to release the Joint Obligors from their obligations hereunder, (v) execute any right to require the assets of the Borrowers to be used as payment of the Borrowers obligations to the Lenders, prior to the requirement of the legal payment of such obligations to the Joint Obligors, and (vi) execute any right to require the Borrowers to be claimed or required to pay prior to the Joint Obligors.

(h) The Lenders shall have the right, at any time and from time to time, without requiring any notice or consent given from the Joint Obligors, and without implying the impairment, termination or amendment to the unconditional and absolute Joint Obligors obligations hereunder, to: (i) exercise or not to exercise any rights against the Borrowers or any guarantee or other, and (ii) exchange or free any lien or guarantee or to waive, modify, free or consent the retirement of any other guarantee related with any obligation. In addition, the Joint Obligors obligation under this Agreement shall be absolute and unconditional, regardless (a) any lack of validity or enforceability of any obligation hereunder or under any agreement or document in accordance with any obligation, (b) any current or subsequent law, regulation or executive order in any jurisdiction affecting any of the terms of the obligations or the Lenders rights arising hereunder, or (c) any other circumstances, not referred to above, that could constitute an available defense for, or a way to release the Borrowers or the Joint Obligors. The Joint Obligors, by means hereof, agree not to exercise any defense or proceed required to be exhausted in previous terms against the Borrowers until the Lenders have received all their due debt.

(g) This document shall be in full force and effects until the obligations and any other obligations arising hereunder have been fully satisfied.

FOURTEENTH.- COVENANTS. As long as any payable amounts hereunder remain outstanding, each of the Borrowers and each of the Joint Obligors, as applicable, hereby agrees that:

I. Each one of the Borrowers agrees that:

(a) Net Worth Statements and Other Reports. Each Borrower shall deliver to the Lender:

(i) as soon as available, but in any event within 120 (one hundred and twenty) calendar days after the end of each fiscal year of each Borrower, the net worth statement for such fiscal year; and

(ii) together with the financial information delivered pursuant to the previous paragraph, each Borrower shall deliver to each Lender a statement signed by a representative of

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the Borrower in which it confirms compliance with the terms herein and stating the non existence of any Default or an Event of Default or, if any such Default or Event of Default existed or exists, specifying the nature and what action each Borrower has taken or proposes to take with respect thereto.

(b) Notices. Each Borrower shall promptly, but in any case within the 5 (five) calendar days after the occurrence give notice to the Agent of the occurrence of any of the following: (i) the occurrence of any Default or any Event of Default, or Purchase Agreement termination event or an Airbus Termination Event by means of a Borrower representation stating the details and the actions each Borrower has taken or proposes to take with respect thereto; (ii) any change in any laws of Mexico that may affect the amount or timing of receipt of any payment due under this Agreement or in any way affecting or having a Material Adverse Change, (iii) any default or event of default of any agreed obligation of each Borrower affecting or that could reasonably be expected to have a Material Adverse Change, (iv) any litigation, claim or proceeding before any court, governmental authority or arbitration panel that as a consequence may have a Material Adverse Change, and (v) any development or event of any nature, which has had or may have a Material Adverse Change.

(c) Compliance with the Law and Contractual Obligations Each Borrower shall comply with the applicable law, regulations, executive orders, judgments or requirements of any Governmental Authority (including, licenses, certificates, permits, notices, registries, and other governmental authorizations of any nature, needed in order to maintain the property or possession of its assets, including without limitation, the compliance with all the obligations set forth in the Operative Documents to which it is, or will be, a party, as well as all its relevant or necessary obligations arising from any agreement, contract or amendment to which it is a party or has entered into (in any way) in order to fulfill its purposes.

(d) Payment obligations. Each Borrower shall pay: (i) all payments due under this Agreement, taking in consideration preference order and terms indicated herein, (ii) all taxes, contributions, rights, and governmental expenses, of any nature, determined, placed or required, and (iii) all the claims made in accordance with the law, which failure to pay affects or could result in a lien upon its assets; on the understanding, however that, each Borrower shall not be obligated to pay or cause to pay any taxes, liability or claims appealed in good faith and by means of appropriate proceedings, and in respect of which appropriate exceptions shall be undertaken in accordance with applicable accountant provisions or other applicable generally accepted accounting principles, if applicable.

(e) Amendments to the Original Purchase Agreement 2005. The Borrowers agree to comply with all terms and conditions provided in the Novated Original Purchase Agreement 2005, the Novated Original Purchase Agreement 2011 as applicable. Each Borrower shall not carry out any of the following acts, without prior approval of the Lenders:

(i)	rescind, cancel, terminate or permit the termination of the Novated Original Purchase Agreement 2005, or the Novated Original Purchase Agreement 2011 as applicable or enter into any agreement with Airbus which would rescind, cancel or terminate the Novated Original Purchase Agreement 2005, or the Novated Original Purchase Agreement 2011 as applicable, in each case insofar as it relates to the Financed Aircrafts (or any part thereof) save and to the extent that such rescission, cancellation or termination is in circumstances where Airbus has an obligation to refund the pre-delivery payments relating to the Financed Aircrafts to which such rescission, cancellations or termination applies and Airbus has agreed with the Agent to make any such refund directly to the Agent;

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(ii)	consent to any assignment by Airbus of its rights under the the Novated Original Purchase Agreement 2005 or the Novated Original Purchase Agreement 2011 as applicable (insofar as it relates to the Financed Aircraft) the Step-In Agreement A or the Step-In Agreement B; or

(iii)	request, permit, consent to or allow any pre-delivery payment to be transferred or applied towards any aircraft other than the Financed Aircraft.

The Borrowers shall not, without prior approval of the Lenders, enter into any agreement with Airbus which would amend or otherwise modify any provision of the Novated Original Purchase Agreement 2005 or the Novated Original Purchase Agreement 2011 as applicable (insofar as it relates to any Financed Aircraft or any part thereof) which would result in:

1.	the cancellation of the purchase of any Financed Aircraft, except for those currently covered by the Original Purchase Agreement 2005 and the Original Purchase Agreement 2011, regarding the loss of any Financed Aircraft or any circumstance under which, paid for by the Lenders, have been reimbursed or paid for;

2.	a change in the date or amount of payment of a pre-delivery payment, unless the Lenders are notified at least ten (10) Business Days in advance, and with the understanding that in no case will it exceed the period specified in Exhibit 1 and 1A;

3.	the Purchase Price of any Financed Aircraft being increased by an amount in excess of 2% (two per cent.) of such Purchase Price;

4.	the schedule Delivery Date of any Financed Aircraft being postponed by more than 180 (one hundred and eighty) days;

5.	the specification of any Financed Aircraft being changed in terms which could materially reduce the value, useful life or marketability of such Financed Aircraft, with the exception of those required by the applicable legislation;

6.	the addition of any BFE in respect of any Financed Aircraft having a cost in excess of US$300,000.00 (three hundred thousand dollars 00/100) with the exception of: (i) it is required to replace the BFE because the production thereof has been discontinued, ceased in short, or delayed, or the manufacturer thereof has ceased to be an approved manufacturer for Airbus, IAE or CFM International; (ii) it is required by the applicable legislation; or (iii) that the cost of such additional buyer furnished equipment be pre-paid to the respective manufacturer or deposited to Airbus to be applied in the day of the delivery of the Financed Aircraft.

The parties herein agree that any other amendment considered modifying, in the reasonable opinion of the Lenders, the rights or interests of the Lenders in respect of the Santander Financed Aircrafts shall be previously approved by the Lenders, whose approval shall not be negated by the Lender as the case may be when there is a reasonable motive that may provoke the change.

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(f) Books and Records. Each Borrower shall keep proper books of records and accounts in which full, true and correct entries in respect of all the financial operations and assets of the Borrowers in accordance with the generally accepted accounting principles or other applicable generally accepted accounting principles.

(g) Use of the Credit Line. Each Borrower shall use the total amounts of the proceeds gained in accordance with this Agreement for the purposes indicated in the Second Clause and in accordance with the provisions set forth in the purposes of the Santander/Bancomext PDP Trust 2 and the Santander/Bancomext PDP Trust 4, the Lenders shall not be responsible for the use given any of the Borrowers to the Credit Line resources.

(h) Priority of Payment. Each Borrower shall ensure that its obligations hereunder constitute obligations of such Borrower in accordance with this Agreement ranking at least pari passu in the right of payment with all other present or future direct, senior, unsecured and unsubordinated obligations of such Borrower (except with those obligations having priority by operation of law).

(i) Reports and Information. Each Borrower shall provide the Lenders with (i) reports and information required by the Lenders in connection with the Financed Aircrafts and other information that it has available with respect to the Novated Purchase Agreement 2005 and the Novated Purchase Agreement 2011 and (ii) such information as is necessary for compliance of any “know your customer” requirements. Such information shall be delivered by each Borrower upon the request of the corresponding Lender within 5 (five) Business Days following such Lender request.

(j) Status. Each Borrower shall maintain its status as trust duly established and validly existing under the laws of Mexico.

(k) Authorizations. Each Borrower shall promptly obtain, comply with and do all that is necessary to maintain in full force and effect; and supply certified copies to the Lenders of any authorization required under any applicable law to enable it to perform its obligations under the Operative Documents to which, it is a party and to ensure the legality, validity, enforceability or admissibility in evidence in of any Operative Document to which it is a party.

(l) Negative Pledge. Each Borrower shall not directly or indirectly create, incur, assume, suffer to exist or permit to subsist any security interest over (a) any of the Financed Aircrafts, (b) any of its assets, or (c) the Original Purchase Agreements or any other Operative Documents to which it is, or will be, a party.

(m) No prejudice of interests. Each Borrower shall not do anything or take any action or knowingly omit to take any action which has or may be reasonably expected to have the effect of prejudicing the interests of any Lender in relation to any Financed Aircraft, or any Operative Document to which it is, or will be, a party.

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(n) Taxation. The Borrower shall pay and discharge all taxes imposed upon it or its assets within the time period allowed without incurring penalties unless and only to the extent (i) payment is being contested in good faith; (ii) adequate reserves are being maintained for those Taxes; and (iii) payment can be lawfully withheld.

(o) Further assurance. The Borrower shall carry out all acts, do all things and execute all documents reasonably required by any Lender to protect and/or perfect the interests of any Lender under the Operative Documents to which it is, or will be, a party and to ensure the Finance Parties obtain all rights and benefits intended to be conferred on them under the referred Operative Documents.

(p) Business. Each Borrower shall not enter into any business or other activity other than (i)those permitted by the Santander/Bancomext PDP Trust 2 in respect with the A Borrower and the Santander/Bancomext PDP Trust 4 in respect with the B Borrower .

(q) Rights under the Step-In Agreement. The parties acknowledge and agree that as provided under Clause 7.7 of the Step-In Agreement A and as provided under Clause 7.7 of the Step-In Agreement B, whatever amounts to be received by the A Borrower or the B Borrower in the events herein provided, any amounts due in accordance with the present agreement will be paid to the Lenders, and in such event the applicable Borrower and the Joint Obligors will be as defined in subparagraph g) of Clause Thirteen of the present agreement and will not present a defense or spend any resource that requires exhausting those firstly of such Borrower, until the Lenders have received all that is owed to them in accordance with the present Agreement. By virtue of the proceeding, the Borrowers and the Joint Obligors acknowledge in this action that, in the event that Airbus does not exercise its rights under the Step-In Agreement A and/or the Step-In Agreement B, the Lenders shall have the rights granted on their behalf as provided in such Step-In Agreement A and the Step-In Agreement B, same that shall be exercised through a third party appointed by the Agent agreed by the Lenders.

II. The Joint Obligors agree that:

(a) Financial Statements and Other Reports. Each Joint Obligor shall deliver to the Lender:

(i) as soon as possible, but in any case within 120 (one hundred and twenty) calendar days after the end of each fiscal year of each Joint Obligor the individual consolidated financial statements for such fiscal year, including, as applicable, the balance sheet, individual and consolidated profit and loss statement, cash flow statement, and capital variations statement of the Joint Obligor for such fiscal year, accompanied by an opinion thereon of the external auditor, as applicable. Such information shall be accompanied by a letter from a legal representative of each one of the Joint Obligors, certifying the compliance with the financial ratios established in subparagraph (a) of the Fifteenth clause; and

(ii) as soon as available, but in any case not later than 60 (sixty) calendar days after the end of each of the first three quarterly periods of each fiscal year of each Joint Obligor, as the case may be, the individual and consolidated, non audited, financial statements of each Joint Obligor, corresponding to each quarter that include, as applicable, a balance sheet, the income statement, individual and consolidated, of the Joint Obligor corresponding to the period starting at the end of the previous quarter and ending at the end of such quarter (not accumulated), signed by the corresponding Joint Obligor officer stating that were prepared in accordance with the generally accepted accounting principles. Such balance sheet and income statement shall be accompanied by a letter from a legal representative of each one of the Joint Obligors, certifying compliance with the financial ratios established in subparagraph (a) of the Fifteenth clause.

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(b) Notices. Each Joint Obligor shall promptly but in any case notify the Lenders, within the 5 (five) calendar days after the occurrence, of the occurrence of any of the following: (i) Default or an Event of Default through the declaration of the Joint Obligor stating the details of such Default or Event of Default and the actions that the Joint Obligor has taken or proposes to take with respect thereto; (ii) any change in any laws of Mexico that may affect the amount or timing of receipt of any payment due under this Agreement or in any way affecting or that could be reasonably expected to have a Material Adverse Change, (iii) any Default or event of default of any agreed obligation of the Joint Obligor affecting or that could be expected to constitute a Material Adverse Change, (iv) any litigation, claim or proceeding before any court, governmental authority or arbitration panel affecting or that could reasonably be expected to have a Material Adverse Change, and (v) any notice of strike or labor stoppage of the Joint Obligor that constitutes a Material Adverse Change, and (vi) any significant change in its accounting principles, policy and guidelines, if any.

(c) Compliance With Law and Contractual Obligations. The Joint Obligors shall comply with applicable law, regulations, executive orders, judgments or requirements of any Governmental Authority (including, in licenses, certificates, permits, registries, and other governmental authorizations of any nature, needed in order to maintain the property or possession of his assets or the performance of his activities, competition law, environmental laws and orders (including technical norm and disposal of toxic and hazardous materials, ecological orders related to the preservation, restoration, and improvement of the environment, the protection of natural areas and terrestrial and aquatic flora and fauna, the reasonable exploitation of natural resources, the precision and control of air, water, and soil pollution, as well as the other provisions provided in the Law of Ecological Balance and Environmental Protection that may be applicable, as well as ensuring that the design, operation, and maintenance of the equipment and any of its installations comply with the requirements applicable to the environment, whether federal, state, or local tax laws and laws regarding the social security administration and pension funds) as well as all its relevant or necessary obligations arising from any agreement, contract or amendment that they have issued in order to fulfill its purposes, maintain the ordinary course of business, and which compliance, shall not result or reasonably be expected to result in a Material Adverse Change.

(d) Payment Obligations. The Joint Obligors shall pay, and shall cause each of their subsidiaries to pay, prior to any default, (i) all taxes, contributions, rights, and governmental expenses, of any nature, determined, placed or required (including, without limitation, in social security, worker housing, and retirement regulations, real estate tax, water supply rights payment, and any other similar tax that could in the future substitute o replace such, and including further every related payment that shall be made in relation to its concession title and aerial operator certificate, and every payment that it must make to Navigation Services for Mexican Airspace, as well those payments due in respect of Airport Usage Fees (TUA) and fuel that may accrue from Airports and Auxiliary Services), and (ii) all claims made in accordance with the law, which failure to pay affects or could result in a lien upon its assets; on the understanding, however that, each Joint Obligor and its subsidiaries shall not be obligated to pay or cause to pay any taxes, liability or claims appealed in good faith and by means of appropriate proceedings, and in respect of which appropriate exceptions shall be undertaken in accordance with applicable accountant provisions or other applicable generally accepted accounting principles, as applicable.

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(e) Insurance maintenance. The Joint Obligors shall maintain, and each of the Joint Obligors shall cause that each of its subsidiaries, maintain insurance with insurance companies with an established reputation, reasonably acceptable by the Lenders, consistent and in accordance with the practices of similar businesses, owning similar assets, and located in the same general areas or similar areas of business that the Joint Obligors and their subsidiaries operate.

(f) Business conduct and Existence. Each Joint Obligor shall, and shall cause their subsidiaries to, continue to engage and conduct the same general type of business and activities and preserve, renew and keep in full force its legal existence and take all reasonable actions to maintain all material rights, privileges, approvals, licenses and necessary authorizations to conduct his business.

(g) Books and Records. Each Joint Obligor shall, and shall cause their subsidiaries to keep proper books of records and accounts in which full, true and correct entries in respect of all the financial operations and assets of the Joint Obligors and its subsidiaries in accordance with the generally accepted accounting principles or other applicable generally accepted accounting principles, in a consistent manner with the accountant policies and guidelines used on the previous fiscal years.

(h) Inspection Rights. The Joint Obligor shall allow, and each Joint Obligor shall cause their subsidiaries to allow that the written designated representatives of the respective Lender inspect the accounting registries, collection activities and/or assets of the Joint Obligors and their subsidiaries, if any. Such inspections shall be made prior request, previously noticed in writing to the Joint Obligor (as the case may be) with at least 5 (five) Business Days in advance (except in the event in which a Default or early termination exists and continues, in which case such notice shall not be required), being such expenses charged to the Lenders (except in the event in which a default or early termination exists and continues, in which case such expenses shall be charged to the Joint Obligors). Such inspections shall be undertaken in Business Days and in labor hours, so as not to interfere or interrupt the Joint Obligors operations. The Lenders, in compliance with the Financial Institutions Law and other applicable provisions, shall maintain the Lender-client privilege and in consequence shall maintain (and shall cause its representatives to maintain) in a confidential manner, all the information of the Borrowers, of the Joint Obligor and of their subsidiaries obtained as a result of the reviews or inspections provided hereto, as such information does not acquires the character of public by different means of the Lenders or its representatives; in the understanding that, the Lenders may disclose such information, when it is binding to do so pursuant to the applicable law or by virtue of a requirement of a competent authority, having to give prior written notice to the respective Joint Obligor.

(i) Asset preservation. The Joint Obligors shall maintain and conserve, and shall cause each of their subsidiaries to maintain and preserver, all their assets that are used or that are useful for the development of their activities in good and normal conditions, except for the use and ordinary waste; in the understanding that, such obligation shall not prevent that each Joint Obligor or any of their subsidiaries discontinue the operation and maintenance of any of their assets, such discontinuation is desirable in the conduction of its business and such discontinuation, individually or jointly, shall not result in a Material Adverse Change.

(j) Transactions. The Joint Obligors shall carry out, and shall cause each of their subsidiaries to carry out, all its transactions, including those carried out with any of its affiliated, under market conditions.

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(k) Governmental Authorizations. The Joint Obligors shall maintain, and shall cause each of their respective subsidiaries to maintain, in full force and effect, all licenses granted by, authorizations of, and registries before any governmental authority that are necessary pursuant to the applicable law or pursuant to reasonable practice of business for the performance of their activities and/orthe benefit of regular air transport service of people and cargo, including without limitation, in compliance with civil aviation legislation, antitrust legislation, legislation related to environmental protection or legislation related to health, and for the fulfillment of their obligations pursuant to this Agreement and for validity or enforceability of this Agreement and whose loss or cancelation results in a Material Adverse Change, and specifically including every authorization, concession, and certificate, granted by the Secretary of Communication and Transportation to the Concessionaire to act as provider of air transportation services in accordance with Mexican law.

(l) External Auditor. The Joint Obligors agree that their respective subsidiaries will maintain the same external auditor.

(m) Compliance with the Novated Purchase Agreement 2005 and the Novated Purchase Agreement 2011. The Joint Obligors are obligated to comply with all the terms and conditions established under the Original Purchase Agreements, the Novated Purchase Agreement 2005 and the Novated Purchase Agreement 2011, as applicable.

(n) Amendments to the Novated Purchase Agreement 2005 and the Novated Purchase Agreement 2011. The Joint Obligors are obligated to comply with, and cause the A Borrower and the B Borrower to comply with, all the terms and conditions established under the Original Purchase Agreements, the Novated Purchase Agreement 2005 and the Novated Purchase Agreement 2011, as applicable. The Joint Obligors are obligated to not carry out, and to cause that the Borrowers do not carry out, any of the following actions, without prior approval of the Lenders:

(i)	rescind, cancel, terminate or permit the termination of the Novated Purchase Agreement 2005 and the Novated Purchase Agreement 2011 or enter into any contract or agreement with Airbus which would rescind, cancel, or terminate the Novated Purchase Agreement 2005 and the Novated Purchase Agreement 2011, as applicable, in each case insofar as it relates to the Financed Aircrafts (or any part thereof), save and to the extent that such rescission, cancellation, or termination is in circumstances where Airbus has an obligation to refund the pre-delivery payments relating to the Aircraft to which such rescission, cancellation, or termination applies, and Airbus has agreed with the Agent to make any such refund directly to the Agent;

(ii)	consent to any assignment by Airbus of its rights under the Original Purchase Agreements, the Novated Purchase Agreement 2005 and the Novated Purchase Agreement 2011, as applicable (insofar as it relates to the Financed Aircrafts) the Step-In Agreement A or the Step-In Agreement B; or

(iii)	request, permit, consent to or allow any pre-delivery payment to be transferred or applied towards any aircraft other than the Financed Aircrafts.

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Also, the Joint Obligors are obligated to not execute, without prior approval of the Lenders, nor permit any of the Borrowers to execute, any contract or agreement with Airbus that may amend or change any of the terms of the Novated Purchase Agreement 2005 and the Novated Purchase Agreement 2011, as applicable (insofar as they are related to any Financed Aircraft, or to any portion thereof) that may result in:

(i)	the cancellation of the purchase of any Financed Aircraft, except for those currently covered by the Novated Purchase Agreement 2005 and the Novated Purchase Agreement 2013, as applicable, as applicable, regarding the loss of any Financed Aircraft or any circumstance under which, paid for by the Lenders, have been reimbursed or paid for;

(ii)	a change in the date or amount of payment of a pre-delivery payment, unless the Lenders are notified at least ten (10) Business Days in advance, and with the understanding that in no case will it exceed the period specified in Exhibit 1 and 1A;

(iii)	the Purchase Price of any Financed Aircraft being increased by an amount in excess of 2% (two per cent.) of such Purchase Price;

(iv)	the schedule Delivery Date of any Aircraft being postponed by more than 180 (one hundred and eighty) days;

(v)	the specification of any Aircraft being changed in terms which could materially reduce the value, useful life or marketability of such Aircraft, with the exception of those required by the applicable legislation;

(vi)	the addition of any buyer furnished equipment in respect of an Aircraft having a cost in excess of US$300,000 (three hundred thousand dollars 00/100) with the exception of: (i) it is required to replace the buyer furnished equipment because the production thereof has been discontinued, ceased in short, or delayed, or the manufacturer thereof has ceased to be an approved manufacturer for Airbus, IAE or CFM International; (ii) it is required by the applicable legislation; or (iii) that the cost of such additional buyer furnished equipment be pre-paid to the respective manufacturer or deposited to Airbus to be applied in the day of the Aircraft.

The parties agree that any other modification that could be deemed to modify the rights or interests of the Lenders with respect to the Aircraft, in the reasonable opinion of the Lenders, shall be approved by the Lenders.

(o) Reimbursements and BFE and SSBFE Agreements. The Joint Obligors are obligated to transfer in favor of the Borrowers’ estate any rights related to any reimbursements of the Financed Aircrafts, save for the reimbursement payments to which any of the Netting Letters apply, as well as any rights related to the BFE and SSBFE Agreements, and to maintain all such BFE and SSBFE Agreements during the term of this Agreement. Such transfer shall be effected no later than 6 (six) months before the delivery date of each one of the Financed Aircrafts.

(p) Exercise of rights. Only the Joint Obligors may exercise any rights or carry out any actions (including without limitation instructions to the Borrowers) that may perform by

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virtue of the powers granted to them or derived from the Santander/Bancomext PDP Trust 1, the Santander/Bancomext PDP Trust 2, Santander/Bancomext PDP Trust 3, the Santander/Bancomext PDP Trust 4, the Step-In Agreement A and the Step-In Agreement B, with prior written consent granted by the Lenders.

FIFTEENTH. Negative Covenants. So long as any amount payable according to this Agreement remains unpaid and is outstanding, each one of the Borrowers and each of the Joint Obligors agree the following:

(a) Debt. The Joint Obligors and their subsidiaries agree not to obtain additional Debt in excess of the Permitted Debt allowed under this Agreement without previous agreement in writing by the Lenders to the extent that: (i) the execution of any agreements with respect to such additional debt result in the breach of any of the payment obligations contained herein, and/or (ii) a Default or an Event of Default has occurred and is continuing (unless the resources of such additional debt are put forth for the payment of the Credit Line, to the extent that is necessary for the total payment of the amounts owed under the Credit Line).

For purposes of this clause, “Permitted Debt” means, with respect to each of the Borrowers and of the Joint Obligors, the following: (a) financings incurred and validly in place at the time of execution of this Agreement; (b) financings related to the acquisition and/or the leasing of the Financed Aircrafts and the motors of such aircrafts; (c) financings up to an amount of U.S.$100,000,000.00 (one hundred million Dollars and 00/100) for working capital purposes; (d) financings between Subsidiaries and/or Affiliates of the Joint Obligors; (e) financings substituting an of the financings mentioned in (a) to (d) above; (f) financial operations in accordance with the risk management policies that are, from time to time, authorized by the board of directors of the Joint Obligors and that are undertaken for the purpose of minimizing the risks associated with fuel, exchange rate and interest rate; (g) Other Financings provided they satisfy a Net Debt - EBITDAR Ratio of less than or equal to 5.5 (five point five) times the EBITDAR, which will be calculated by dividing:

(1)	The sum of: (i) long-term liabilities on the date of calculation, plus (ii) the result of multiplying by 7 (seven) the amount of rent to be paid for aircrafts, engines and leased aircraft parts under such agreements covering leasures of flight equipment over the next 4 (four) trimesters, plus (iii) the negative balance of unrestricted cash flow; such result will be divided by,

(2)	The EBITDAR of the last 4 (four) trimesters ending on the date of calculation.

For purposes of this clause, “EBITDAR” means, on any date, the result of the sum of: (i) the accounting net results; (ii) items that do not require cash flow; (iii) comprehensive financing income; (iv) taxes; and (v) all amounts in connection with aircrafts, motors and parts leased under lease agreements.

Notwithstanding the aforementioned, each Borrower and each Joint Obligor acknowledge and agree that, in the event that the Borrowers and the Joint Obligors are in Default with the financial ratio set forth in the subsection (g) above of the Permitted Indebtedness, and therefore are in an Event of Default pursuant to the Clause Nineteenth hereof, to the discretional choice of the Lenders, the Lenders may choose between: (i) an early termination of this Agreement, once any period of wait has expired in accordance to this Agreement, or (ii) grant a temporary waiver to the Borrowers and the Joint Obligors to cure such Default, in which case, (y) if the following net debt - EBITDAR ratio of the Joint Obligors, considered collectively, is between 5.5 (five point five)

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and 7 (seven) times EBITDAR, the Borrowers and the Joint Obligors shall be obliged to pay a fee equal to 1.20% (one point twenty percent) annually over the Total Amount, fee that shall be paid to the Lenders in a quarterly basis and for each concluded period (or partial period) in which the Borrowers and the Joint Obligor are in default, or (z) if the net debt - EBITDAR ratio referred to in section (y) above, applicable to the Joint Obligors, together, is greater than 7 (seven) times EBITDAR, the Lenders shall determine, to its entire discretion, if such temporary waiver shall be granted to the Borrowers and Joint Obligors in terms unilaterally decided by the Lenders, including without limitation the amount to be delivered to the Lenders for such waiver, or if they shall proceed pursuant to section (i) above.

(b) Permitted Liens. The Jount Obligors agree not to constitute, assume, or allow to exist, and each Joint Obligor agrees not to permit that any of its Subsidiaries constitutes, assumes, or allows to exist, any liens over: (i) the rights and assets part of the Santander/Bancomext PDP Trust 2 and Santander/Bancomext PDP Trust 4 estate, unless it refers to liens created by means hereof, and (ii) any other asset, tangible or intangible (including those interests representing the social stock of any Subsidiary and any industrial or intellectual property) of their property to date hereof or that may be acquired after this time, for the purposes of this section (ii) except for those liens created as follows:

(i)	liens arising out of any financial, labor or social security obligation, or arising by ministry of law, provided that any of such liens have been contested in good faith through the corresponding proceedings and with respect to which the Joint Obligors set aside reserves or make any other provision necessary to satisfy the applicable accounting principles in Mexico or other generally accepted principles of accounting that may be applicable, whichever may be applicable;

(ii)	liens that exist as a result of any court ruling or judicial order of any court provided that such court ruling be declared inadmissible or its effects have been suspended by another court within 60 (sixty) calendar days following the date of such ruling;

(iii)	liens to secure debt permitted in accordance with subsection (i) above; and

(iv)	all those liens necessary for the operation and related to the ordinary course of business of the Joint Obligors.

(c) Mergers and Consolidations. The Joint Obligors may not, without previous written authorization from the Lender, in one or more related operations, (i) consolidate, divest or merge (as acquiring corporation or acquired corporation) with any other entity or (ii) directly or indirectly, transfer, sell, or in any other way transfer all or most of its assets in favor of any entity, notwithstanding, in respect to any of the operations described in paragraphs (i) and (ii) above, the entity with which such operation was carried out is a subsidiary of the Joint Obligors, and immediately after such operation becomes effective:

(1)	the entity that results or is established by virtue of such merger or consolidation is established as a Joint Obligor in accordance with this Agreement,

(2)	the Joint Obligor, or its successor, expressly agrees to indemnify the Lenders regarding any tax, levy or government burden, of any nature, that may be imposed on the Lenders as a consequence of the operation of which the case may be, in relation to payments under this Agreement;

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(3)	its consequence is a Default an Event of Default or an early termination cause; and

(4)	the Joint Obligor has delivered the Lenders a certificate and a legal opinion by an independent firm, that is reasonably acceptable to the Agent, each of which points out, given the case, that such consolidation, divestiture, merger, transfer, and the agreements relating to such operation, comply with the applicable provisions of this clause. This being understood that the legal opinion to which this subsection refers is not required in the case that a Joint Obligor carries out the registration of representative stock of its share capital in the National Securities Registry (Registro Nacional de Valores) that is kept by the National Securities Commission (Comisión Nacional de Valores).

(d) Transfer of Assets. The Joint Obligors won’t allow and each subsidiaries will not allow, without previous authorization from the Lenders to sell, or in any other way transfer its assets, tangible or intangible (including interest representing the capital stock pertaining to any subsidiary and any industrial or intellectual property), except for:

(i)	the selling or transfer of the inventory of the Borrowers, Joint Obligors and their subsidiaries in the natural course of their business; and

(ii)	the selling or transfer of assets in favor of any of the Borrowers, Joint Obligors or its subsidiaries; and

(iii)	the authorized transfer of assets (aircrafts, engines and aircraft parts, as long as they are made in the ordinary course of business) by means of a Sale and Lease Back.

The above being understood that the Joint Obligors may carry out the activities referred to in subsections (i) and (ii) above, provided that the total aggregate annual amount of such operations, and excluding those operations performed in the ordinary course of business, shall not exceed US$5,000,000.00 (five million Dollars 00/100) or its equivalent in another currency.

(e) Additional Financings. The Joint Obligors will not allow its subsidiaries, and the subsidiaries may not, grant any kind of Credit Line, credit or advance, with or without security, except those credits that are granted within the ordinary course of business between the Joint Obligors, as long as it has not incurred or continues in an event of Default or an early termination cause.

(f) Change in the Nature of Business. The Joint Obligors will not allow its subsidiaries, and the subsidiaries may not, substantially change the commercial name or nature, in the Borrower’s case, of its purposes, and in the case of the Joint Obligors, of its principal activities as they have been carried out to the date of this Agreement.

(g) Modifications to the Santander/Bancomext PDP Trust 2 and to the Santander/Bancomext PDP Trust 4. The Borrowers and the Joint Obligors shall no modify, supplement, or change in any manner, nor permit any other party to modify, supplement, or change any provision of the Santander/Bancomext PDP Trust 2, of the Santander/Bancomext PDP Trust 4, the Step-In Agreement A nor of the Step-In Agreement B, as applicable, without the prior written consent of the Lender.

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(h) Payment of Dividends.

(i)	The Joint Obligors agree and shall cause their subsidiaries to refrain from celebrating or undertaking any obligation or agreement that, directly or indirectly, prohibits or restrains, or has the effect of prohibiting or restraining, or imposing any condition (y) to the declaration or payment of any kind of dividends or distributions to their partners or shareholders or (z) granting of any kind of loans, credits, credit lines or any other type of financing by any subsidiary to any of the Joint Obligors.

(ii)	The Joint Obligors agree not to declare or pay dividends o make distributions to their shareholders as long as any amount payable according to this Agreement remains unpaid; except for distributions that do not exceed 15% (fifteen percent) of the pre-tax earnings determined according to the accounting principles applicable to the immediately preceding fiscal year and as long as the Borrower is not currently in an event of Default or an early termination cause.

The above in the understanding that the obligation to which subsection (g) refers will not applicable in the case that the Joint Obligor carries out the registration of its representative stock of its share capital in the National Securities Registry (Registro Nacional de Valores) that is kept by the National Securities Commission (Comisión Nacional de Valores).

(i) Settlement and Dissolution of the Joint Obligors. The Joint Obligors may not initiate a lawsuit or approve a ruling to be settled or diluted (or in order to undergo a settlement or dissolution) or to settle or dilute any of its subsidiaries, except (i) that such subsidiaries should not be necessary and (ii) in the Lenders’ reasonable judgment, such settlement or dissolution does not significantly affect the corresponding Borrowers or the Joint Obligors subject according to this Agreement.

(j) Waivers. The Joint Obligors may not, and shall not allow their subsidiaries to, cancel or grant reductions concerning payable debt to any of them, except (i) concerning debt between the Borrowers and the Joint Obligors, and (ii) cancellations or reductions made in the natural course of their business.

(k) Capital Investment. The Joint Obligors may not, and shall not allow their subsidiaries to, incur in expenses or compromise expenses related to the acquisition of fixed assets or other assets, if an event of Default or early termination cause has occurred and continues, or if, in the Lenders’ reasonable judgment, as a result of such investment an event of Default or an early termination cause may occur.

(l) Bylaws. The Joint Obligors may not, and shall not allow their subsidiaries to, modify the corporate purpose of its bylaws or any disposition of its bylaws that could reasonably be expected to have a Material Adverse Change, without previous consent of the Lenders, except for those bylaw modifications that are required within the context of a corporate restructure for the purpose of complying with the requirements of the Foreign Investment Law (Ley de Inversión Extranjera) and/or Securities Market Law (Ley del Mercado de Valores) for stock corporations and for the purpose that the Joint Obligors register their representative stocks of its share capital in the National Securities Registry (Registro Nacional de Valores) that is kept by the National Securities Commission (Comisión Nacional Bancaria de Valores).

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(m) Decreases in Capital Stock. The Joint Obligors agree to abstain from celebrating or permitting their subsidiaries to celebrate shareholders meetings in which it is resolved, in any way, to repay or reduce its capital stock, except for those reductions and reimbursements of capital that are found directly related to the registration process for representative stocks of its share capital in the National Securities Registry (Registro Nacional de Valores) that is kept by the National Securities Commission (Comisión Nacional Bancaria de Valores).

(n) Compensation. The Joint Obligors agree not to compensate or settle in any law suit, action, claim, dispute or pending process, for an amount that, collectively, exceeds $10,000,000.00 (ten million Dollars 00/100) or the equivalent thereof in any other currency and that these have a Material Adverse Change.

(o) Concession. Concesionaria agrees not to modify in any way the concession title of public air transport service, nor any other concession or government authorization related to the provisions of public air transport service, except for those modifications in the Concession Title that: (i) apply due to additions or change of aircraft registration (Exhibit 1); (ii) addition of national and/or international routes (Exhibit 2), (iii) modification of bases of operation and/or maintenance and/or addition of sub-bases of operation or maintenance (Exhibit 3), (iv) update the development program (Exhibit 4), and (v) any other modification necessary to provide air transport service, or assign, transfer or encumber the rights derived from such title.

SIXTEENTH.- AGENT.

(a) Appointment and Authorization. To comply with the provisions set forth in the Step-In Agreement A, the Step-In Agreement B, the Santander/Bancomext PDP Trust 2 and the Santander/Bancomext PDP Trust 4, and to the effect of having a single representation before the parties thereto and herein, each Lender hereby irrevocably appoints, designates and authorizes Santander as the agent to take measures and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Credit Line document, together with such powers as are reasonably incidental thereto. Furthermore, each Lender hereby authorizes and appoints the Agent as an agent (comisionista) under the terms of Articles 273 and other provisions of the Mexican Commerce Code (Código de Comercio) to execute, deliver and perform any Credit Line related with this Agreement, the Santander/Bancomext PDP Trust 2, the Santander/Bancomext PDP Trust 4, the Step-In Agreement A and the Step-In Agreement B.

Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Credit Line document, the Agent shall include reference to its Affiliates and to its own, and its Affiliates’ officers, directors, employees and agents) shall not have any duties or responsibilities, except those expressly set forth in the Credit Line documents, nor shall the Agent have or be deemed to have any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Credit Line document or otherwise exist against the Agent. Without limiting the generality of the foregoing sentence, the use of the term “representative” or “agent” herein and in the other Credit Line documents with reference to the Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

The parties acknowledge that the Joint Obligors and the Borrowers may send any notice addressed to the Lenders through the Agent, who should forward a copy of such notice to the

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Lenders within 3 (three) days following its reception, without responsibility from the Joint Obligors and the Borrowers. Consistent with the above, unless provided otherwise herein, any notice made or received by the Agent shall have the same effects as if it were made or received by the Lenders.

In case of notices sent by the Agent to Bancomext for which Bancomext is required to reply, if the Agent weren’t to receive such reply within 45 (forty five) Business Days following its delivery, it shall be understood that Bancomext gives its consent to the Agent to act according to the provisions of such notice.

The parties hereby agree that the payments owed to the Lender shall be made directly to each Lender without the Agent acting as collector, receptor or concentrator of the funds owed to the Lenders. Also, each Lender must make their corresponding Disbursements directly to the Borrower, being as the Agent must not act as concentrator of such amounts for the Disbursement to the A Borrower and/or the B Borrower, except for the events established in accordance with the provisions of the Santander/Bancomext PDP Trust 4.

(b) Delegation of Duties. The Agent may execute any of its duties found in this Agreement or any other Credit Line document by or through any one or more sub-agents appointed by it, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects with reasonable care.

(c) Liability of Administrative Agent. Neither the Agent nor any of its Affiliates, officers, directors, employees, agents or attorneys in fact shall:

(i) be liable for any action taken or omitted to be taken by it or any such Person under or in connection with this Agreement or any other Credit Line document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct), or

(ii) be responsible in any manner to any Lender for any recital, statement, representation or warranty made by the Borrowers, or any officer thereof, contained in this Agreement or in any other Credit Line document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Agreement or any other Credit Line document, or the validity, effectiveness, genuineness, enforceability or sufficiency or feasibility of this Agreement or any other Credit Line document, or for any failure of the Borrowers to perform its obligations hereunder or thereunder.

(iii) be responsible to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, or facts stated in, this Agreement or any other Credit Line document, or to inspect the properties, books or records of the Borrowers, the Joint Obligors or any of its Subsidiaries.

(iv) be responsible of proving the veracity or fulfillment of the commitments made by the Borrowers or the Joint Obligor and/or investigating the existence of possible events of default or insolvency of such.

(v) be responsible for the adequacy, accuracy or integrity of the information provided by the Borrowers, the Joint Obligors or any other person related to the Credit Line documents.

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The Lenders exempt the Agent from any liability due to error or omission in the performance of its roles under this Agreement, except for those due to gross negligence or willful misconduct.

(d) Reliance by Administrative Agent.

i.	The Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, communication, signature, resolution, representation, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex, teletype or telephone message, electronic mail message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to the Borrowers), independent accountants and other experts selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Credit Line document unless it shall first receive such advice or concurrence of the Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of failing to take, taking or continuing to take any such action. As to any matters not expressly provided for in the Credit Line documents, the Agent shall in all cases be fully protected in acting, or in refraining from acting, in accordance with a request or consent of the Lenders.

ii.	For purposes of determining compliance with the conditions specified in this Section, each Lender that has executed this shall be deemed to have consented to, approved, accepted or to be satisfied with, each document or other matter either provided by the Borrowers to such Lender for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to such Lender unless the Agent shall have received notice from such Lender prior to the proposed Closing Date specifying its objection thereto.

(e) Notice of Default. In no case shall the Agent be deemed of having knowledge or notice of the occurrence of any Default or Event of Default, except if the Agent responsible for the administration of this Agreement were to have received written notice from a Lender or the Borrowers referring to this Agreement, describing such Default or Event of Default and stating that such notice is a “Notice of Default”. The Agent will notify the rest of the Lenders of its receipt of any such notice. The Agent shall take such action with respect to such Default or Event of Default before Airbus or any party of the Step-In Agreement, directed by the Lenders in writing in accordance with this agreement; in the understanding however, that unless and until the Agent has received any such written direction, the Agent may (but is not be obligated to) take such action, or refrain from taking such action.

(f) Credit Decision. Each Lender acknowledges that neither the Agent nor any of its Affiliates, officers, directors, employees, agents or attorneys-in-fact have made any representation or warranty to it, and that no act by the Agent hereinafter taken, including any consent to and acceptance of any assignment or any review of the affairs of the Borrowers and its Subsidiaries, shall be deemed to constitute any representation or warranty by the Agent to any Lender as to any matter, including whether the Agent has disclosed material information in its possession. Each Lender represents to the Agent that it has, independently and without reliance upon the Agent and based on such documents and information as it has deemed appropriate, made its own appraisal of an investigation into the business, prospects, operations, property, financial and other condition

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and creditworthiness of the Borrowers and its Subsidiaries and all applicable Lender regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Borrowers hereunder.

Each Lender also represents that it will, independently and without reliance upon the Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action in accordance with this Agreement and the other Credit Line documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrowers and its Subsidiaries.

Except for notices, reports and Operative Documents expressly herein required to be furnished to the Lenders by the Agent, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of the Borrowers or the Joint Obligors which may come into the possession of any of the Agent or any of their Affiliates, officers, directors, employees, agents or attorneys-in-fact.

(g) Indemnification. Whether or not the transactions contemplated hereby are consummated, the Lenders shall indemnify upon demand the Agent and its Affiliates, directors, officers, agents and employees (to the extent not reimbursed by or on behalf of the Borrowers and without limiting the obligation of the Borrowers to do so) and as long as a final and binding resolution has been issued by a competent authority, pro rata, and hold the Agent harmless from and against any and all liabilities derived from his role as Agent, included consequences due to error or omission; provided, however, that no Lender shall be liable for the payment to the Agent of any portion of such Indemnified Liabilities to the extent determined in a final judgment by a court of competent jurisdiction to have resulted from the Agent’s gross negligence or willful misconduct. Without limitation of the foregoing, each Lender shall reimburse the Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including Attorney Costs) incurred by the Agent in connection with the preparation, execution, delivery, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Credit Line document, or any document contemplated by or referred to herein, to the extent that the Agent is not reimbursed for such expenses by or on behalf of the Borrowers. The Lenders also agree to reimburse the Agent, in advance, for any documented taxes required to be paid by the Agent pursuant to this Agreement. The undertakings in this Section shall survive the payment of all other Obligations and the resignation or removal of the Agent.

(h) Agent acting on behalf of the Lenders. Santander and Bancomext agree and acknowledge that a consent obtained from both of the Lenders shall be required in order for the Agent to perform any other act or omission which may result in affecting any of the Lenders’ rights under this Agreement, in the understanding that the Agent shall not agree in any modification to the term, amount, rate or any other related to the Credit, without Bancomext’s consent . Consequently, the Lenders hereto acknowledge and agree that any action taken by the Lenders against the Borrower and the Joint Obligors pursuant to this Agreement, shall always be initiated collectively by all of the Lenders, in the understanding that the Agent does not assumes any liability of any nature in connection with such actions.

Santander and Bancomext agree that in the event that the Agent receives any amount derived from an action taken by him, with the unanimous consent of the Lenders, such amounts shall be distributed evenly by Santander and Bancomext in respect to Bancomext’s Portion and Santander’s Portion hereunder.

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(i) Agent in its Individual Capacity. Notwithstanding the provisions contained under Section (h) above, Santander and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of lending, trust, financial advisory, underwriting or other business with the Borrowers and any of the Borrowers’s Affiliates as though Santander was not the Agent hereunder and without notice to or consent of the Lenders. The Lenders acknowledge that, pursuant to such activities, Santander or its Affiliates may receive information regarding the Borrowers or any of its Affiliates (including information that may be subject to confidentiality obligations in favor of the Borrowers or such Affiliate) and acknowledge that the Agent shall be under no obligation to provide such information to them. With respect to the A Tranche Santander’s Portion and the B Tranche Santander’s Portion, Santander shall have the same rights and powers under this Agreement as any other Lender and may exercise such rights and powers as though it were not an Affiliate of the Agent, and the terms “Lender” and “Lenders” include Santander in its individual capacity.

(j) Successor Agent. The Agent may resign upon thirty (30) days’ notice to the Lenders, and the Agent may be removed at any time, upon written notice to the Administrative Agent, with or without cause by the Lenders. If the Agent resigns or is removed in accordance with this Agreement, the Lenders shall appoint from among the Lenders a successor agent for the Lenders, which successor agent shall be subject to the prior approval of the Borrowers at all times other than during the existence of an Event of Default (which consent of the Borrowers shall not be unreasonably withheld or delayed). If no successor agent is appointed prior to the effective date of the resignation of the relevant existing Agent or the Lenders’ election to remove such existing Agent, then such existing Agent may appoint, after consulting with the Lenders and the Borrowers, a successor agent from among the Lenders. Upon the acceptance of its appointment as the successor agent hereunder, such successor agent shall thereupon succeed to and become vested with all the rights, powers and duties of the retiring Agent, such retiring Administrative Agent’s appointment, powers and duties as Agent shall be terminated, and the term “Agent” shall mean such successor agent. After the Agent’s resignation or removal hereunder as Agent, the provisions of this section shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement. If no successor agent has accepted appointment as Agent by the date which is thirty (30) days following a retiring Agent’s notice of resignation or removal, the retiring Agent’s resignation or removal shall nevertheless thereupon become effective and the Lenders shall perform all of the duties of the Agent hereunder until such time, if any, as the Lenders appoint a successor agent as provided for above.

SEVENTEENTH.- ASSIGNMENT.- In terms of Article 299 of the General Law of Negotiable Instruments and Credit Operations, each of the Lenders are hereby authorized to assign, discount, endorse, or in any other way negotiate, partially or in whole and even before they become due, the right to collect the Credit herein granted with the previous written consent granted by each Borrower and by the Joint Obligors (in the understanding that such consent may not be unreasonably denied and if a period of 15 (fifteen) Business Days have passed after the request from such Lender without receiving an answer from the Borrower and by the Joint Obligors, it shall be construed as granted by them). Likewise, such Lender may assign, discount, endorse or in any way transfer, totally or partially, their rights pursuant to this Agreement through a notice previously carried out to each Borrower and the Joint Obligors in the following cases: (i) in the case that such assignment takes place in favor of any affiliate of the Lender, and (ii) in favor of any financial institution in case that an Event of Default occurs pursuant to this Agreement.

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In the event that the assignment refered to above were made to any person who, by reason of their domicile or any other cause, generated higher or additional tax burdens to each Borrower and/or the Joint Obligors, such additional tax burdens shall be absorbed by the assignee, in the understanding that the Borrowers and Joint Obligors are not required to pay any additional amount.

Notwithstanding the foregoing, the Lenders shall not make assignments to any person related with the Joint Obligors counterparts.

Neither the Borrowers nor any Joint Obligor shall assign its rights or obligations pursuant to this Agreement, or any other document related therewith, without prior written consent from the Lenders.

EIGHTEENTH.- UNILATERAL TERMINATION OR RESTRICTION OF THE AGREEMENT.- The parties agree that the Lenders are authorized to restrict the amount of the Credit Line or the term of which to disperse such credit, or both, as well as to unilaterally terminate this Agreement at any time, through a simple written notice directed to each Borrower. Consequently, any right to use the unspent balance will be similarly limited or restricted, as the case may be. This clause is subject to Article 294 of the General Law of Negotiable Instruments and Credit Operations.

NINETEENTH.- EARLY TERMINATION.- The Lenders may at any terminate the term for the payment of the benefits granted on behalf of the Borrowers and the Total Amount, (including, but not limited to, any amounts due and payable by A Borrower with respect to the A Tranche Amount and by B Borrower in respect with the B Tranche Amount) in addition to any and all interests and other legal amounts accrued thereon, in the understanding, however, that (i) if any Default or Event of Default is caused by the A Borrower, the Lenders may immediately request payment of any and all amounts of principal, interests and other amounts accrued thereon or related payments relating to the A Tranche Amount, considering any and all referred amounts as due and payable; (ii) if any Default or Event of Default is caused by such B Borrower, the Lenders may immediately request payment of any and all amounts or principal, interests and other amounts accrued thereon or related payments relating to the B Tranche Amount, considering any and all referred amounts thereafter as due and payable; and (iii) if any Default or Event of Default is caused by any of the Borrowers and/or Joint Obligors, the Lenders may immediately request payment of any and all amounts or principal, interests and other amounts accrued thereon or related payments under the Total Amount from the Joint Obligors, considering such amounts thereafter as due and payable. For purposes of this Clause, each of the following events shall be considered a “Default or an “Event of Default”:

(a) Failure to make payments. If any of the Borrowers fail to pay when due (whether at stated maturity, by acceleration or otherwise) any principal of or interest or any other amount required by this Agreement.

(b) Misrepresentation. Any representation or warranty made by any of the Borrowers or by any Joint Obligor herein or which is contained in any certificate, document or financial statement furnished by it in compliance with this Agreement or any information or documentation furnished by any of the Borrowers or by any Joint Obligor: (i) shall prove to have been false in any material respect, or (ii) shall prove to be mistaken or erroneous in any material respect and such error, incorrectness, is not remedied or cured within a period of 30 (thirty) calendar days from the (a) any of the Borrowers or any Joint Obligor first becomes aware of such error or mistake, or (ii) the Agent or any Lender delivers a written notice to the Borrowers of such error or mistake.

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(c) Specific non-performance. If any of the Borrowers or any Joint Obligor, as the case may be, does not comply with any covenant contained in Clause Fourteenth and Fifteenth or if any such event of default continues for more than any applicable grace period.

(d) Other Defaults. If any of the Borrowers or either of the Joint Obligors, as the case may be, does not comply with any of its obligations contained in this Agreement (other than as provided in paragraphs (a) through (c) of this Section 6.01), as well as in any other document related to this Agreement, and such default shall continue uncured for a period of 30 (thirty) calendar days from the earlier of the time (i) the Borrowers or any Joint Obligor first becomes aware of such default, or (ii) the Agent or any Lender gives written notice to the Borrowers of such default.

(e) Breach of other Agreements. (i) If the Joint Obligors or any of its subsidiaries default with, or incurs in an event of default with respect to any debt offering document or deed, agreement or instrument involving or related with any debt of such Joint Obligor or any of its subsidiaries (other that the debt incurred under this Agreement), and such default or event of default shall prove to have the early termination of such debt, or (ii) any Joint Obligors or any of its subsidiaries shall fail to pay when due any principal, or interest or any other amount whatsoever payable by such Joint Obligors or any of its subsidiaries (other than Permitted Debt incurred under this Agreement), involving an amount exceeding, jointly or separately, USD$5,000,000.00 (five million Dollars 00/100) or the equivalent thereof in any currency, or (iii) there exists an Airbus Termination Event or any event that would permit a third party that is neither the Borrowers nor the Joint Obligors to terminate the Original Purchase Agreement and the Step-In Agreement, or (iv) there exists a Step-in Event (as defined in the Step-In Agreements).

(f) Default with Authorities. If any of the Borrowers, any Joint Obligors or any of its subsidiaries shall default with any of its obligations with any governmental authority, including without limitation, the Department of Treasury (Secretaría de Hacienda y Crédito Público), Instituto Mexicano del Seguro Social, Instituto del Fondo Nacional para la Vivienda de los Trabajadores, Sistema de Ahorro para el Retiro, and such default shall prove to have or may reasonable expect to have a Material Adverse Change.

(g) Insolvency. (i) if any Joint Obligor or any of their subsidiaries commences any proceeding or action (A) under any existing or future law of any jurisdiction (domestic or foreign) relating to concurso mercantil, bankruptcy, insolvency, reorganization or relief of debtors, seeking to adjudicate it a concurso mercantil, Lenderrupt or insolvent, or seeking reorganization, arrangement, liquidation, dissolution, or other relief with respect to it or its debts, or (B) seeking appointment of a síndico, conciliador, receiver, auditor, custodian, manager, conservator, or other similar official for all or any substantial part of its assets, or if any Joint Obligor or any of its subsidiaries makes a general assignment for the benefit of its creditors; or (ii) any proceeding or other action of similar nature as such referred to in this clause (i) above has commenced against the Joint Obligor or any of its subsidiaries which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) any action related thereto remains undismissed for a period of 60

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(sixty) calendar days; or (iii) there shall be commenced under any existing or future law of Mexico or by any competent jurisdiction against the Joint Obligor or any of its subsidiaries, any proceeding or other action seeking issuance of a warrant of attachment, execution or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been discharged, or stayed or bonded pending appeal within 60 (sixty) calendar days from the entry thereof; or (iv) the Borrowers or any of the Joint Obligors or its subsidiaries is unable to, or admits in writing its inability to, pay its debts as they become due.

(h) Judgments. Any judgments issued against the Borrowers, any Joint Obligor and/or one or more of its subsidiaries, involving in the aggregate an amount exceeding, jointly or separately, USD$5,000,000.00 (five million Dollars 00/100) or the equivalent thereof in any currency, and such judgments shall not have been discharged whatsoever, and as a consequence have a Material Adverse Change.

(i) Effectiveness of the Agreement. (i) If any of the Borrowers and any Joint Obligor or its subsidiaries appeal the effectiveness and enforcement of any document related herewith, (ii) a judicial, arbitral or administrative proceeding commences in order to appeal the effectiveness and enforcement of this Agreement, or (iii) any covenant of the Joint Obligors under this Agreement ceases to be valid and enforceable.

(j) Authorizations. (i) If any license, approval, registry, permit or government authorization or of any other nature necessary for the execution or compliance by the Borrowers or by any of the Joint Obligors or its subsidiaries of this Agreement, or for the validity or enforceability of this Agreement, the Promissory Notes or any other Credit Line Documents that is not obtained, maintained or has been revoked, modified or is no longer valid, and (ii) any license, concession, certificate, approval, registry, permit or government authorization or any other authorization of any kind of the Borrowers and the Joint Obligors need to carry out their ordinary course of business, including, without limiting, any and all authorizations concessions and certificates granted by the Secretaría de Comunicaciones y Transportes to the Joint Obligors to act as public air transport concessionaries under Mexican regulation that is not obtained, or revoked, modified or is no longer valid and such situation is not remedied within 60 (sixty) days, provided that such term does not generate an Event of Default under the Step-In Agreements.

(k) Expropriation. Any governmental authority nationalizes, seizes, intervenes or otherwise expropriates all or any substantial part of the assets of any of the Borrowers or of any Joint Obligor or of its subsidiaries or the shares issued by, or property of (as the case may be) any of the Joint Obligor or its subsidiaries, or takes any action (including the aforesaid) that would prevent the Borrowers or any Joint Obligor from performing any of their obligations under this Agreement.

(l) Material Adverse Effect. Any circumstance, event or condition on the business, operations, assets, conditions (financial or otherwise) or substantial part of the Borrowers, any Joint Obligor or its subsidiaries, that affects (a) the capacity of the Borrowers or any of the Joint Obligors to punctually perform any of its covenants under this Agreement, (b) the legality, validity or enforceability of this Agreement, or (c) the rights and remedies of the Lenders under this Agreement. In order to determine if an adverse effect is substantial the general financial and operational situation of the Borrowers and the Joint Obligors shall be considered, jointly (a “Material Adverse Effect”).

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(m) Change of Control. Any change of Control in any of the Joint Obligors, without prior written consent of the Lenders, in the understanding that the Joint Obligors complete amendments to their capital structure to the extent that such amendment or restructure results from the registration of the capital stock of any such Joint Obligor before the Mexican National Securities Registry (Registro Nacional de Valores) that is maintained by the Mexican National Securities and Exchange Commission (Comisión Nacional Bancaria y de Valores) and a subsequent public offering and sale of such shares.

(n) Material Adverse Change. Any event shall occur affecting adversely and substantially the financial situation in the business on which the Borrowers or the Joint Obligors form part of.

(o) Business Irruption. In any event that any of the Joint Obligors shall stop or in any way cease the activities considered substantial in its regular course of business.

(p) Breach of other obligations. In any event that any of the Borrowers and/or the Joint Obligors cease to deliver or in any manner, amend, modify, cancel or terminate its transfer and/or assignment in favor of the Borrowers’ Estate, of any rights related to any reimbursements of the PDP’s in relation with the Financed Aircrafts as well as any rights related to the BFE and SSBFE Agreements and Engine credits.

(q) Reserve Account. In the event that any of the Borrowers or the Joint Obligors fail to reimburse the amounts drawn by the Borrowers from the Interest Reserve Accounts for purposes of paying the Lenders within 5 (five) days from the date on which any of the Borrowers has disposed of such amounts of the applicable Interest Reserve Account.

TWENTIETH.- SURVEILLANCE.- The Lenders shall have at all time the right to ensure that the amount of the Credit Line is destined to the purposes specified herein and shall designate a person that ensures the accurate compliance of the Borrower’s covenants. With respect to accounting aspects, the Lenders are entitled to order audits as often as deem appropriate, performed by auditors designated by the Lenders and as long as it does not affect the the Borrowers´ operations. The Borrowers agree to deliver the Lenders all the documents or data requested, within reason, in connection with the faculty contained in this clause.

TWENTYFIRST.- CERTIFICATION.- The parties agree that the accounting balance statement of this instrument certified by each of the Lender’s corresponding Accountant shall be an executive instrument and shall be conclusive evidence with respect to the balance of indebtedness of each of the Borrowers, for all applicable legal effects, in accordance with Article 68 of the Financial Institution Law.

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TWENTYSECOND.-NOTICES.- All notices and in general other communications to be given or made under this Agreement, including service of process, shall be delivered to the following domiciles, and in every case, the notice shall be effective when made at the following domiciles:

Lenders:	Santander Domicile:

Prolongación Paseo de la Reforma No. 500, Colonia Lomas de Santa Fe, Delegación Álvaro Obregón, México, Distrito Federal, C.P. 01219. Module 403

Attention: José Martín Gallegos Olivares / Isabel Arana de Uriarte

Tel: +52(55) 5257-8238

Fax: +52(55) 5257-8000 ext. 18939

Email: jmgallegos@santander.com.mx /

iarana@santander.com.mx

Bancomext

Domicile:

Periferico Sur 4333, Colonia Jardines de la Montaña, Delegación Tlalplan, México, Distrito Federal, C.P. 14210.

Attention: Ricardo Luis Ramos San Martín and René Ross Valenzuela

Tel: 5449-9235 / 5449-9126

Fax: 5449 - 9485

Email: rramos@bancomext.gob.mx / rross@bancomext.gob.mx

Borrowers

Deutsche Bank México, S.A., Institución de Banca Múltiple, División Fiduciaria, as trastee under Trust No. F/1498 and under Trust No. F/1711

Domicile:

Blvd. Manuel Avila Camacho No. 40, Piso 17

Colonia Lomas de Chapultepec

C.P. 11000

México, Distrito Federal

Attention: Carlos Jáuregui Baltazar and/or Gabriel Arroyo

Trust Division

Tel: 5201-8000

Fax: 5201-8144

Email: carlos.jauregui@db.com, gabriel.arroyo@db.com

Joint Obligors:	CONTROLADORA Domicile: Avenida Antonio Dovalí Jaime No. 70 Torre B 13th Floor, Colonia Zedec Santa Fe. C.P. 01210 México, Distrito Federal Attention: General Counsel Tel:52616400

CONCESIONARIA Domicile: Avenida Antonio Dovalí Jaime No. 70 Torre B 13th Floor, Colonia Zedec Santa Fe. C.P. 01210 México, Distrito Federal Attention: General Counsel Tel:52616400

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The parties may amend the domiciles hereof, provided that such amendment shall be notified by written notice to the other parties.

TWENTYTHIRD.- WAIVER.- The no exercise or delays in the exercise of any right or privilege by any of the Lenders pursuant to this Agreement, shall be construed to be a waiver thereof. Likewise, any total or partial exercise of any right or privilege under this Agreement shall not prevent any future exercise or the exercise of any other right or privilege. The remedies stated herein, shall not exclude the present or future provisions of the applicable law.

TWENTYFOURTH.- CREDIT LINE REPORTS.- The Borrowers and the Joint Obligors RS hereby authorize each of the Lenders to furnish and, if applicable, request information related to its economic situation, financial and credit operations, and to the credit information institutions referred to in the Ley para Regular las Sociedades de Información Crediticia, and other financial institutions which are members of Santander Financial Group, prior or after the execution of this Agreement.

TWENTYFIFTH.- GOVERNING LAW, SUBMITTION TO JURISDICTION AND COMPLIANCE.- All the matters not considered under this Agreement the parties shall be governed by and construed in accordance with the General Law of Negotiable Instruments and Credit Operations, the Law of Credit Institutions and any other applicable provisions. For the interpretation and compliance of this Agreement, the parties hereby irrevocably and unconditionally submit to the jurisdiction of the courts of Mexico, Federal District, in any legal action, suit or proceeding arising out of or relating to this Agreement, and expressly waive any other forum or court that may correspond by reason of their present or future domiciles or otherwise.

TWENTYSIXTH.- EXHIBITS.- The parties agree that the exhibits referred to in this agreement form part of this Agreement.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties have caused this Agreement in 7 (seven) copies each one considered as an original and together the same instrument, as of the date first above written.

THE LENDERS

BANCO SANTANDER(MÉXICO), S.A.

INSTITUCIÓN DE BANCA MULTIPLE

GRUPO FINANCIERO SANTANDER MÉXICO

By:		By:
Name:	[—]	Name:	[—]
Title:	Attorney in fact	Title:	Attorney in fact

BANCO NACIONAL DE COMERCIO EXTERIOR, S.N.C.

By:		By:
Name:	[—]	Name:	[—]
Title:	Attorney in fact	Title:	Attorney in fact

THE AGENT

BANCO SANTANDER(MÉXICO), S.A.

INSTITUCIÓN DE BANCA MULTIPLE

GRUPO FINANCIERO SANTANDER MÉXICO

By:		By:
Name:	[—]	Name:	[—]
Title:	Attorney in fact	Title:	Attorney in fact

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THE BORROWERS

DEUTSCHE BANK MÉXICO, S. A.,

INSTITUCIÓN DE BANCA MÚLTIPLE,

DIVISIÓN FIDUCIARIA ACTING AS TRUSTEE OF THE

TRUST No. F/1498

By:
Name:	[—]
Title:	Attorney in fact

DEUTSCHE BANK MÉXICO, S. A.,

INSTITUCIÓN DE BANCA MÚLTIPLE,

DIVISIÓN FIDUCIARIA ACTING AS TRUSTEE OF THE

TRUST No. F/1711

By:
Name:	[—]
Title:	Attorney in fact

THE JOINT OBLIGORS

CONTROLADORA VUELA COMPAÑÍA DE AVIACIÓN, S.A.B. DE C.V.

By:
Name:	[—]
Title:	Attorney in fact

CONCESIONARIA VUELA COMPAÑIA DE AVIACIÓN, S.A.P.I. DE C.V.

By:
Name:	[—]
Title:	Attorney in fact

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